THE                       GENERAL INFORMATION, PURCHASES AND REDEMPTIONS
RESERVE                   CALL 800-637-1700            FAX 212-977-9987
FUNDS

                       THE RESERVE PRIVATE EQUITY SERIES

   -- Reserve Blue Chip Growth Fund                 -- Reserve International Equity Fund
   -- Reserve Emerging Growth Fund                  -- Reserve Large-Cap Value Equity Fund
   -- Reserve Growth and Income Fund                -- Reserve Mid-Cap Growth Fund
   -- Reserve Informed Investors Growth Fund        -- Reserve North American Growth Fund



                         TABLE OF CONTENTS                      PAGE
        ----------------------------------------------        -------
          Annual Fund Expense Information.............            2
          Financial Highlights........................            4
          The Trust...................................            8
          Investment Objectives and Policies..........            8
          Investment Techniques and Investments.......           12
          Risk Considerations.........................           19
          Management of the Funds.....................           21
          How to Buy Shares...........................           25
          Shares of Beneficial Interest...............           29
          Taxes.......................................           29
          Foreign Income Taxes........................           30
          Dividends and Distributions.................           30
          Redemptions.................................           31
          General Information.........................           32
          Glossary....................................           34


Each "Fund" or "Portfolio" (is a series of shares issued by The Reserve Private Equity Series ("Trust"), an open-end mutual fund. This Prospectus, dated January 5, 1996, sets forth concisely the information which a prospective investor should know about each Fund before investing. A Statement of Additional Information, dated January 5, 1996, for each Fund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of each Statement of Additional Information may be obtained without charge by writing or calling the Fund at the telephone number shown above.

Each Fund offers two classes of shares which may be purchased at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), or (ii) without any initial sales charge (the "Class D shares"). See "How to Buy Shares."

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        PROSPECTUS DATED JANUARY 5, 1996

 Investors are advised to read this Prospectus carefully and to retain it for future reference.

                        ANNUAL FUND EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES are one of several factors to consider when you invest in a Fund. The following tables summarize your maximum transaction costs when investing in a Fund and the annual expenses for each class of shares of each Fund.

                                                                         CLASS          CLASS
                                                                           A              D
                                                                         SHARES        SHARES
                                                                       --------       --------
        Maximum Sales  charge imposed on  Purchases (as a  percentage
        of offering price)...........................................    4.50%(1)       None
        Sales charges imposed on Dividend Reinvestment...............     None          None
        Deferred Sales charge  (as a percentage of  original purchase
        price or redemption proceeds, whichever is lower)............     None          None
        Redemption Fee*..............................................     None          None
        Exchange Fee.................................................     None          None

  *The Fund charges a $10 fee for wire redemptions of less than $10,000.

(1) Sales Charges may be reduced or eliminated for larger investments and certain classes of investors. See "How to Buy Shares."

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS). Listed below are the annual expenses paid by each class of shares for each Fund regardless of the amount of your investment.

                                               CLASS A SHARES                              CLASS D SHARES
                                ------------------------------------------   ----------------------------------------
                                  COMPREHENSIVE                  TOTAL        COMPREHENSIVE                  TOTAL
                                   MANAGEMENT       12b-1      OPERATING       MANAGEMENT       12b-1      OPERATING
                                       FEE           FEE        EXPENSES           FEE           FEE        EXPENSES
                                ----------------  --------   -------------   ----------------  -------   ------------
                  Reserve Blue
                  Chip Growth      1.50%           0.25%         1.75%            1.50%         1.00%        2.50%
                  Reserve
                  Emerging
                  Growth           1.50%           0.25%         1.75%            1.50%         1.00%        2.50%
                  Reserve Growth
                  and Income       1.50%           0.25%         1.75%            1.50%         1.00%        2.50%
                  Reserve
                  Informed
                  Investors
                  Growth           1.50%           0.25%         1.75%            1.50%         1.00%        2.50%
                  Reserve
                  International
                  Equity           1.75%           0.25%         2.00%            1.75%         1.00%        2.75%

                  Reserve
                  Large-Cap
                  Value            1.50%           0.25%         1.75%            1.50%         1.00%        2.50%
                  Reserve
                  Mid-Cap Growth   1.50%           0.25%         1.75%            1.50%         1.00%        2.50%
                  Reserve North
                  American
                  Growth           1.50%           0.25%         1.75%            1.50%         1.00%        2.50%

         The purpose of this table is to assist the shareholder in understanding the costs and expenses that shareholders of each Fund will bear directly or indirectly. Because the 12b-1 fee is an annual charge, long-term shareholders in a Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

         The Funds are charged a comprehensive fee (see "Management of the Funds" on page ____) which includes all management fees and ordinary operating expenses.

         The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                                     CLASS A SHARES                   CLASS D SHARES
                                            -----------------------------     -----------------------------
                                              1       3       5      10        1       3       5       10
                                             YEAR   YEARS   YEARS   YEARS     YEAR   YEARS  YEARS     YEARS
                                            -----   -----   -----   -----     ----   -----  -----    ------
       Reserve Blue Chip Growth              $62     $98     $136   $242      $25     $78    $133     $284
       Reserve Emerging Growth               $62     $98     $136   $242      $25     $78    $133     $284
       Reserve Growth and Income             $62     $98     $136   $242      $25     $78    $133     $284
       Reserve Informed Investors Growth     $62     $98     $136   $242      $25     $78    $133     $284
       Reserve International Equity          $64     $105    $148   $267      $28     $85    $145     $308
       Reserve Large-Cap Value               $62     $98     $136   $242      $25     $78    $133     $284
       Reserve Mid-Cap Growth                $62     $98     $136   $242      $25     $78    $133     $284
       Reserve North American Growth         $62     $98     $136   $242      $25     $78    $133     $284

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The following information applies to a share of the Reserve Private Equity Series-- Reserve Blue Chip Growth Fund ("Blue Chip"), Reserve Emerging Growth Fund ("Emerging"), and Reserve Informed Investors Growth Fund ("Informed") outstanding throughout the period. It should be read in conjunction with the financial statements and related notes appearing in the Statement of Additional Information for each Fund. Such information has been audited by Coopers & Lybrand L.L.P. as indicated in their reports appearing in the Statements of Additional Information.

                                       RESERVE                     RESERVE                      RESERVE
                                BLUE CHIP GROWTH FUND        EMERGING GROWTH FUND        INFORMED GROWTH FUND
                                ---------------------        --------------------        --------------------
                                   OCTOBER 28, 1994           NOVEMBER 14, 1994            DECEMBER 28, 1994
                                   (COMMENCEMENT OF            (COMMENCEMENT OF            (COMMENCEMENT OF
                                 OPERATIONS) THROUGH         OPERATIONS) THROUGH          OPERATIONS) THROUGH
                                     MAY 31, 1995                MAY 31, 1995                MAY 31, 1995
                                =====================        ====================        ====================
Net asset value, beginning
of period....................          $ 10.00                     $ 10.00                      $ 10.00

Income from investment
operations...................

Net investment loss..........             (.03)                       (.09)                        (.07)

Net realized and unrealized
gain.........................             2.06                        2.30                         2.06
                                       -------                     -------                      -------
Total from investment
operations...................             2.03                        2.21                         1.99
                                       -------                     -------                      -------

Net asset value, end of
period.......................          $ 12.03                     $ 12.21                      $ 11.99
                                       =======                     =======                      =======

Total Return.................            20.30% (2)                  22.10% (2)                   19.90% (2)

RATIOS/SUPPLEMENTAL DATA

Net assets in thousands,
end of period................          $1,993                      $1,241                       $6,837

Ratio of expenses to
average net assets before
waivers......................             1.75% (1)
Ratio of expenses to
average net assets, net of
waiver.......................             1.73% (1)                   1.75% (1)                    1.75% (1)
Ratio of net investment
loss to average net assets,
before waivers
(Notes 3 and 4)..............             -.72% (1)                                               -1.62% (1)
Ratio of net investment
loss to average net assets,
net of waiver................             -.70% (1)                  -1.62% (1)
Portfolio turnoer rate.......               68%                         43%                          59%

Dividends or Distributions...                0                           0                            0


    -----------------------
    (1) Annualized
    (2) Total return is not annualized, and does not reflect impact of sales charge

                         RESERVE BLUE CHIP GROWTH FUND
                                   [FIGURE 2]

The performance of Reserve Blue Chip Growth Fund reflects the maximum 4.5% sales load.

Past performance is not indicative of future performance.

                         RESERVE BLUE CHIP GROWTH FUND

To the Shareholders of the Reserve Blue Chip Growth Fund:

Since inception of the Reserve Blue Chip Growth Fund on October 28, 1994, the market has been surprisingly strong, benefiting from declining interest rates and excellent corporate earnings. Given our outlook for only modest economic growth and the high valuation at which the market is currently trading, we believe stock selection will be the key to above average performance. We are focusing on companies in areas that have steady and predictable growth potential such as the technology, financial and drug sectors. Also, companies with major operations abroad and opportunities for market penetration should do well, as should companies generating substantial free cash flow that are in a position to increase dividends and buy back their shares.

                                         Charles V. Moore, President
                                         Trainer, Wortham & Company, Inc.
                                         Sub-Adviser

                          RESERVE EMERGING GROWTH FUND
                                   [FIGURE 1]

The performance of Reserve Emerging Growth Fund reflects the maximum 4.5% sales load.

Past performance is not indicative of future performance.

                          RESERVE EMERGING GROWTH FUND

To the Shareholders of the Reserve Emerging Growth Fund:

At the beginning of 1995, the capital markets reflected generally negative expectations including continued economic growth at unacceptably high rates, significant increases in inflation and rising interest rates until the economy slipped into recession. Interest rates were then about 8.0% and the S&P 500 had made no progress in over a year. Six months later it is obvious that the gap between perception and reality was large. Economic activity slowed without any serious dislocations to the economy, increasing inflation was nonexistent and corporate profitability exceeded even the most optimistic forecasts. Interest rates declined to 6.7% and the S&P 500 produced a return of over 16%. Now we are in a time frame when investors have a much more positive outlook leaving less room for the significant upside surprises experienced in the first half. What we see ahead is a solid environment for stocks and bonds with the direction of interest rates continuing down. The stocks most likely to outperform will be those companies with superior growth rates. As the economy moves into a slower growth pattern and corporate profits slow from the torrid pace of the first half, the relative valuation of companies with above average secular growth rates driven by new products and services will increase. The technology area has been an important focus of Roanoke's and this sector was a strong contributor to this year's performance. Given the strong underlying fundamentals of this group, we remain committed to the area even though the short term price volatility of the group has increased. We continue to maintain a well diversified portfolio with commitments in a number of diverse sectors including consumer, capital goods, health care and telecommunications.

                                         Edwin G. Vroom, President
                                         Roanoke Asset Management
                                         Sub-Adviser

                     RESERVE INFORMED INVESTORS GROWTH FUND
                                   [FIGURE 3]

The performance of Reserve Informed Investors Growth Fund reflects the maximum 4.5% sales load.

Past performance is not indicative of future performance.


                     RESERVE INFORMED INVESTORS GROWTH FUND

To the Shareholders of the Reserve Informed Investors Growth Fund:

The single factor most materially affecting the Fund's performance in the recently completed fiscal year was its relatively heavy concentration in the category broadly-defined as "technology" stocks, which produced greater-than-average price volatility to the Fund's portfolio valuation. The Fund's holdings of this group should decrease significantly over time. However, the Fund will continue to emphasize stocks of companies with strong, accelerating and sustained earnings growth trends.

The Fund also intends to remain as fully invested in common stocks as is possible; market timing is not part of the investment management philosophy, which will mean that the Fund will experience greater-than-average price volatility from time to time. There is no intention to change these investment techniques.

                                         Thomas H. Fitzgerald, Jr., President
                                         and Chief Investment Officer
                                         T.H. Fitzgerald & Co.
                                         Sub-Adviser

                                   THE TRUST

The Trust was formed on April 22, 1993, under Delaware law and is commonly known as a Delaware business trust. It is an open-end management investment company consisting, as of the date of this Prospectus, of eight separate series. Additional series may be added in the future by the Board of Trustees. The Reserve Blue Chip Growth Fund, Reserve Emerging Growth Fund, Reserve Growth and Income Fund, Reserve Informed Investors Growth Fund, Reserve International Equity Fund , Reserve Large-Cap Value Equity Fund, Reserve Mid-Cap Growth Fund, and Reserve North American Growth Fund which are offered by this Prospectus, are classified as non-diversified mutual funds.

The Funds are advised and managed by Reserve Management Company, Inc. (the "Adviser"), which supervises the day-to-day investment operations of the Funds. The Adviser and the Trust, on behalf of each Fund, have entered into sub-advisory agreements with each of the registered investment advisers (the "Sub-Advisers"): Trainer, Wortham & Company, Inc. ("Trainer"), 845 Third Avenue, New York, NY 10022 for Reserve Blue Chip Growth Fund; Roanoke Asset Management ("Roanoke"), 529 Fifth Avenue, New York, NY 10017, for the Reserve Emerging Growth Fund; Gerbino & Company ("Gerbino"), 9595 Wilshire Boulevard, Suite 200, Beverly Hills, CA 90212, for Reserve Growth and Income Fund; T.H. Fitzgerald & Co. ("Fitzgerald"), 180 Church Street, Naugatuck, CT 06770, for Reserve Informed Investors Growth Fund; Pinnacle Associates, Ltd. ("Pinnacle"), 666 Fifth Avenue, New York, NY 10103, for Reserve International Equity Fund; Siphron Capital Management ("Siphron"), 280 S. Beverly Drive, Beverly Hills, CA 90212, for Reserve Large-Cap Value Equity Fund; Cambridge Equity Advisors ("Cambridge"), 5214 Maryland Way, Suite 309, Brentwood, TN 37027, for Reserve Mid-Cap Growth Fund; and Southern Capital Advisors ("SCA"), 50 Front Street, Memphis, TN 38103, for Reserve North American Growth Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objectives of the Funds are not fundamental and may be changed without the approval of shareholders.

RESERVE BLUE CHIP GROWTH FUND. The Reserve Blue Chip Growth Fund's investment objective is to seek capital appreciation through investment in a portfolio of U.S. common stocks believed to offer favorable possibilities of capital appreciation. Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

Generally, the Fund will seek to invest in U.S. equities with investment characteristics such as earnings growth, financial strength and projected positive cash flow. These equity securities are usually traded as shares in the U.S. but sometimes they may be represented by American Depository Receipts ("ADRs"). The Fund will invest at least 65% of its total assets in securities of "blue chip" companies that have demonstrated long-term earnings growth, financial stability and attractive valuation, unless the Fund has adopted a temporary defensive position.

RESERVE EMERGING GROWTH FUND. The Reserve Emerging Growth Fund's investment objective is to seek capital appreciation through investment in a portfolio of small and medium sized U.S. companies. Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

Generally, the Fund will seek to invest in equity securities issued by companies with investment characteristics such as accelerating rates of revenue and earnings growth, market dominance or a strong defensible market niche, unit growth coupled with stable or rising profit margins, a sound balance sheet and skilled management with an ownership stake. The Fund is designed for investors seeking the opportunity for substantial long-term growth who can accept above-average stock market risk and little or no current income. At least 65% of the value of the Fund's assets will be invested in smaller-sized companies whose outstanding shares have an aggregate market value of $1 billion or less, unless the Fund has adopted a temporary defensive position.

It is the Sub-Adviser's view that small and medium sized companies are generally expected to show growth over time that is above the growth rate of the overall economy and that of large established companies. The Fund may also invest in companies presenting special situations when it is believed that the shares offer a strong potential for capital appreciation due to the market underestimating earnings potential, changes in management or other similar opportunities.

Investing in small and medium sized companies involves greater risk than is customarily associated with investments in larger, more established companies due to the greater business risks of small size, limited markets and financial resources and lack of information. The securities of smaller companies are often traded over-the-counter and have less liquidity than larger stocks. Therefore, shares of the Fund may be subject to greater fluctuation on value than shares of a conservative equity fund which invests in larger capitalization companies.

RESERVE GROWTH AND INCOME FUND.   The Reserve Growth and Income Fund's
investment objective is to provide income and some growth of principal while moderating risk through variation and hedging strategies. Additionally a portion of the Fund may be invested in natural resource securities in an attempt to hedge the erosion of the purchasing power of the assets resulting from inflation. The Fund seeks to achieve its objective by primarily investing in convertible bonds, convertible preferred stocks, higher yielding common stocks, and other debt instruments including government and corporate bonds unless the Fund has adopted a temporary defensive position. Typically the Fund will seek to invest in companies where emphasis is placed upon sound balance sheets, steady dividend growth, high cash-flow, and low debt. There can be no assurance that the Fund will achieve its investment objective.

RESERVE INFORMED INVESTORS GROWTH FUND. The Reserve Informed Investors Growth Fund's investment objective is to seek growth through investment in a portfolio of U.S. securities which are seasoned, well-managed, financially sound companies with demonstrated superior earnings growth, accelerating cash flow and profit margins and high or sharply rising return-on-equity. Priority companies are those where management and/or large outside investors are buyers or owners of the stock, or where the company itself is repurchasing its own shares on the open market. These are the "Informed Investors". Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

Common sense suggests that the "Informed Investors" of the corporate world are far closer to the day-to-day activities of the companies they own or manage--and often in a much more informed position to gauge the long-term effect certain publicly disclosed information or developments may have on the future price of their company's stock. Basic to the "Informed Investors" strategy is the belief that it is far more prudent to invest in intrinsically under-valued stocks which some of the nation's more knowledgeable investors own or are buying with their own money, rather than to chase fad or glamour stocks masquerading as disciplines.

The Fund emphasizes investment in small and medium-sized companies whose outstanding shares have an aggregate market value of $200 million to $4 billion. At least 65% of the value of the Fund's total assets will be invested in such companies, unless the Fund has adopted a temporary defensive position. It is expected that under normal market conditions the Fund will be substantially fully invested in equity securities believed to have a potential for capital growth which will result in greater-than-average share price fluctuations and greater market risk than is involved in other securities.

RESERVE INTERNATIONAL EQUITY FUND. The Reserve International Equity Fund's investment objective is to seek capital appreciation through investment in a portfolio of equity securities. Companies of resident in countries experiencing more rapid economic growth than mature economies such as the U.S. and Western Europe. Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve its objective by following a structured and disciplined investment policy of making investments in ADR's and common stocks of non-U.S. companies. On occasion, warrants, convertible securities and fixed income instruments will also be used. Generally, the Fund will seek to invest in foreign equity securities listed on foreign exchanges and issued by companies with investment characteristics, such as earnings growth, financial strength, and projected positive cash flow as significant factors in assessing value. When the Sub-Adviser deems it advisable because of unusual economic, political or market conditions, the Fund may reduce or eliminate positions in one country and switch the funds to other countries.

The Fund focuses on quality companies with high visibility and growth characteristics in sales and earnings. Companies frequently are dominant within their industry niche and many have a near monopoly position within their country. Every stock in the Fund has been carefully selected through research and often direct management contact.

The Sub-Adviser favors companies where management has a significant ownership stake. The companies that are usually avoided are those that depend heavily on commodity price levels for their future earnings growth. Portfolios are structured by combining a top-down quantitative country weighting process, which looks at macroeconomics factors nationally and internationally, with a bottom-up individual company selection procedure, which focuses on microeconomic factors in a particular company. To attempt to control risk the Fund spreads its assets among 80 to 110 companies in 15 to 23 foreign markets with an initial position in any single issue between 1% and 2% of assets. Since investments are in companies that have strong earnings growth, the policy is to keep the Fund as fully invested as is prudently possible. Therefore, portfolio investments in cash equivalents usually will not exceed 10% of assets. Stocks are selected for their long-term investment attractiveness. With a three to five-year time horizon usual minimum holding period; therefore, portfolio turnover is low. In all circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers associated with at least three different countries, excluding the United States, unless the Fund has taken a temporary defensive position. The Fund will restrict investment in the combination of warrants, and stock options to 5% of total assets at the time of purchase. Short-term profits are not pursued as an objective, and there is no trading type activity in stocks.

Summary of Investment Philosophy. The primary goal is to obtain consistent portfolio performance by investing in quality companies with superior growth records in sales and earnings. The Sub-Adviser's experience has shown that the best way to make money in common stocks is to buy growth companies at attractive prices and to maintain those positions for as long as the growth momentum continues and their valuations do not reach extremes after an advance. Portfolios of foreign investments are affected by different economic trends. By participating in a large variety of investment opportunities, the probability of investment success increases, and international diversification reduces the effect that events in any one country will have on the portfolios. Portfolios of foreign securities are often effected by different economic trends than those which effect U.S. securities, which is a basic reason to diversify the traditional U.S. based portfolio.

Investment Process
Country Allocation. Nine variables have been identified by the Sub-Adviser which are deemed to be key in determining the future direction of stock markets. The five macro economic factors are: real GDP growth rate and outlook; current inflation rate and its trend; relative interest rates and their trend; outlook for the currency; and current account/trade balance levels. The four stock market technical variables are: intermediate and long-term trends of the stock prices versus the outlook for corporate profit; relative price/earnings ratios and dividend yields; country pension fund regulations that can affect the supply/demand factors for equities; and political stability and government efforts to promote equity investments.

Stock Selection. After the top-down country allocation is in place, bottom-up stock selection becomes the dominant activity. The focus is on quality individual stock selection of companies with high visibility and growth in sales and earnings. In emerging economies with less developed capital markets, a strong balance sheet is essential. Stocks are not selected for industry balancing purposes. Highly cyclical stocks and recovery situations are rarely used as is the case with companies that are primarily market-share and sales driven, regardless of profitability and shareholder benefit.

Selling Disciplines. A stock is sold when the fundamental factors (excessive price/exchange ratio, slowed growth, excessive debt, etc.) have changed to such an extent that the company no longer qualifies or when industry conditions or governmental regulations have changed so that they negatively impact the company's future. On rare occasions, a stock is sold if a significantly more attractive opportunity develops in that country.

RESERVE LARGE-CAP VALUE EQUITY FUND. The Reserve Large-Cap Value Equity Fund's investment objective is to seek long term capital appreciation through investment in a portfolio of large, high quality U.S. companies. Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve its objective by primarily investing in attractively valued and undervalued equity securities believed to offer favorable possibilities of capital appreciation. Generally, the Fund will seek to invest in equity securities issued by companies with investment characteristics such as high return on shareholder's equity, strong company management that enhances shareholder value, good cash flow generation and favorable profit trends. Fundamentally, investment candidates are understandable businesses that can generate consistent earnings growth where the company is believed to be undervalued as a whole. The Fund emphasizes investment in larger U.S. companies whose outstanding shares have an aggregate market value of $5 billion or more and is designed for investors seeking the opportunity for above-average, long-term growth with below-average overall risk (defined as loss capital) and nominal current income. The Fund will invest at least 65% of its total assets in equity securities and at least 65% of total assets in the securities of companies, whose aggregate market value is $5 billion or more, i.e., "large cap", unless the Fund has adopted a temporary defensive position.

It is the Sub-Adviser's view that high quality, large companies can generate consistent growth over time that is above the growth rate of the overall economy. The Fund may also invest in companies presenting special situations when it is believed that the shares offer a strong potential for capital appreciation due to the market underestimating earnings potential, changes in management or other similar opportunities.

RESERVE MID-CAP GROWTH FUND. The Reserve Mid-Cap Growth Fund's investment objective is to seek capital appreciation through investment in a common stock portfolio of medium and small sized U.S. companies that offer potential for significant capital appreciation. Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

The Fund will generally invest in equity securities of companies that display earnings growing at a rate faster than the market averages; have consistently outperformed analyst expectations for revenue and earnings growth; have clean balance sheets and strong financial statements; have outstanding management with a vested interest in share performance; have a strong market niche in a rapidly expanding or new industry; and are just beginning to receive brokerage firm sponsorship and analyst coverage. The Fund is designed for investors seeking the opportunity for substantial long-term growth who can accept above average stock market risk and little or no current income. The Fund emphasizes investment in medium and small sized companies whose outstanding shares have an aggregate market value of $4 billion or less. The Fund will invest at least of 65% its total assets in the securities of such companies, unless the Fund has adopted a temporary defensive position. It is expected that under normal market conditions the Fund will be substantially fully invested in equity securities emphasizing capital appreciation which may result in greater-than-average share price fluctuations. The securities of smaller companies are often traded over-the-counter and have less liquidity than larger stocks. Therefore, shares of the Fund may be subject to greater fluctuation on value than shares of a conservative equity fund which invests in larger capitalization companies.

RESERVE NORTH AMERICAN GROWTH FUND. The Reserve North American Growth Fund's investment objective is to seek capital appreciation through investment in a portfolio of medium sized companies. It is the Sub-Adviser's view that companies in the United States, Canada, and Mexico are generally expected to show growth over time that is above the growth rate of the overall U.S. economy and that of large established companies. In general, this requirement is a cornerstone of the Fund's investment objective which offers more diversification to the shareholder without venturing into underdeveloped or eccentric markets. The Fund will invest at least 65% of its total assets in securities of issuers in North American countries, unless the Fund has adopted a temporary defensive position. The Fund does not choose investments for dividend or interest income, nor does it try to "time" the market. The Fund will not employ any hedging strategies, and, in all but the more dire of political or economic circumstances intends to stay fully invested. Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

A varied portfolio of stocks will generally be selected based on the following criteria: accelerating year-over-year, quarterly and annual per share earnings; rising quarterly, year-over-year and annual profit margins; a price-earnings multiple which is below that of the company's projected growth rate; a company which occupies a significant position in its industry; a balance sheet that is above average in quality for the company relative to its recent past or for the industry in which it operates; a definitive source of the earnings acceleration; and stocks which have a relative strength which is above the average for all stocks.

The Fund may also invest in companies presenting special situations when it is believed the shares offer a strong potential for capital appreciation due to the market underestimating future earnings, changes in management or other similar opportunities.

A result of the Fund's stock selection criteria is likely that the median market capitalization for its portfolio companies will be about $1 billion and such companies would be considered be "mid-cap" or medium sized companies. The Fund will not invest in any company with a market capitalization of less than $150 million or more than $5 billion. The "mid-cap" nature of the portfolio may result in some increased volatility over that of the general market average. The Fund will be at least 50% invested in U.S. based companies.

The Fund's Adviser and Sub-Adviser believe that the Fund's objective provides investors with a vehicle to take advantage of opportunities in the United States as well as in other North American countries, where investing may be more rewarding. They also believe that the ability to invest on an international basis decreases the degree to which events in any one country can affect the Fund's entire portfolio. The percentage of the Fund's total assets invested in U.S. securities and non-U.S. securities denominated in foreign currencies will vary depending on the potential for capital appreciation, the relative yield for such securities, the state of the economies of the countries in which investments are made and such countries' financial markets and the relationship of such countries' currencies to the U.S. dollar. Therefore, the Sub-Adviser will vary the Fund's investment portfolio in countries where it considers investment opportunities to be most attractive.

To the extent the Fund is invested in non-U.S. securities, it may be subject to greater risks from foreign investments and higher brokerage fees than other mutual funds. See "Investment in Foreign Securities."

                     INVESTMENT TECHNIQUES AND INVESTMENTS

The investments and techniques described in this section are subject to the specific requirements or minimum investment policies found in the Investment Objectives and Policies section of each Fund.

CASH EQUIVALENTS. Each Fund may invest in cash equivalents, which are short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any instrumentality thereof (including repurchase agreements collateralized by such securities); and deposit type obligations of domestic and foreign banks or the equivalent thereof. Instruments which are not rated may also be purchased by a Fund provided such instruments are determined to be of comparable quality by the Sub-Adviser under the supervision of the Adviser and the Board of Trustees to those instruments in which the Fund may invest.

REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions. A repurchase agreement is a transaction by which a Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price at a later date. Each Fund will limit repurchase agreements to those securities dealers who are deemed credit worthy pursuant to guidelines adopted by the Board of Trustees. The Sub-Advisers will follow procedures to assure that all repurchase agreements are always fully collateralized as to principal and interest. If the other party to the repurchase agreement defaults or becomes insolvent or declares bankruptcy, a Fund may encounter difficulties and incur costs and possibly a loss upon disposition of the underlying securities.

LENDING OF PORTFOLIO SECURITIES. Each Fund may from time to time lend securities on a short-term basis to banks, brokers and dealers (but not individuals) and receive as collateral, cash, bank letters of credit or securities issued by the U.S. Government or its agencies or instrumentalities (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. The value of the securities loaned cannot exceed 25% of each Fund's total assets. Loan arrangements made by a Fund will require the borrower, after notice, to redeliver the securities within the normal settlement time of three (3) business days. In connection with a loan of securities, a Fund may pay reasonable finders, custodian and administrative fees. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of insolvency of the borrower of the securities. Each Statement of Additional Information further explains each Fund's securities lending policies.

U.S. TREASURY SECURITIES. Each Fund may invest in securities issued, guaranteed or collateralized by U.S. Treasury obligations, including Bills, Notes, Bonds, all of which are backed by the full faith and credit of the United States.

SECURITIES OF U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Each Fund may invest in both adjustable rate and fixed rate securities issued, guaranteed, or collateralized by agencies or instrumentalities of the U.S. Government, including, but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association
(SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC may also issue collateralized mortgage obligations.

Each Fund may also invest in component parts of these securities or instruments collateralized thereby, namely either the corpus (principal) of such obligations (principal only or "PO" class) or one of the interest payments scheduled to be paid on such obligations (interest only or "IO" class). These obligations may take the form of (i) obligations from which the interest coupons have been stripped; (ii) the interest coupons that are stripped; (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (iv) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A "stripped security" issued by an investment banking firm or other private organization is not considered to be a U.S. Government security.

CONVERTIBLE SECURITIES. The Reserve Growth and Income and Reserve International Equity Funds may invest in convertible securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. The Funds will invest in such securities that are investment grade, rated Baa/BBB or higher. These bonds have speculative characteristics and share some of the same characteristics of lower-rated securities. For example, sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than would be the case of higher-rated securities. If a downgrade below the minimum rating occurs, the Funds will sell the securities. Foreign convertible securities, which may be held by the Reserve International Equity Fund, are not rated.

RIGHTS AND WARRANTS. The Reserve International Equity Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by the Sub-Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although it may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

DEPOSITORY RECEIPTS. The Reserve International Equity Fund may invest in depository receipts which may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depository receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depository receipts. ADRs are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depository Receipts ("GDRs") and other types of depository receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depository receipts in registered form are designed for use in the U.S. securities markets, and depository receipts in bearer form are designed for use in foreign securities markets. Investments of the Fund in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depository receipts are deemed to be investments in the underlying foreign securities.

The Fund may also invest in securities of supernational entities such as the World Bank or the European Investment Bank.

ILLIQUID SECURITIES. The Funds may hold up to 15% or the value of their net assets in securities as to which a liquid trading market does not exist and therefore may not be able to readily sell such securities. Such securities include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resales, repurchase agreements providing for settlement in more than seven (7) days after notice, and certain asset-backed and mortgage-backed securities. The Fund will treat U.S. Government POs and IOs as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have a readily available market are not considered illiquid for purposes of this limitation if they meet guidelines established by the Board of Trustees.

Purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options will be treated as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid. However, the Fund may treat a certain portion of the securities it uses as cover for written OTC options as liquid provided it follows a specified procedure. The Fund may sell OTC options only to qualified dealers who agree that the Fund may repurchase any options it writes for a maximum price to be calculated by a predetermined formula. In such cases, OTC options would be considered liquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The Sub-Advisers will monitor the liquidity of such restricted securities under the supervision of the Adviser and Board of Trustees.

Many of the foreign countries in which the Reserve International Equity Fund invests do not have a Securities Act similar to the United States requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

PUT AND CALL OPTIONS ON SPECIFIC SECURITIES. The Reserve Emerging Growth, Reserve Growth and Income, Reserve Informed Investors Growth and Reserve Mid-Cap Growth Funds may invest up to 5% of the value of their total assets, represented by the premium paid, in the purchase of put and call options on specific securities. Such options may be traded on national securities exchanges or over-the-counter. The Funds may write and sell covered put option contracts to the extent of 25% of the value of its total assets at the time such option contracts are written.

There is no limitation on the amount of call options a Funds may write. A call option gives the purchaser of the option, in exchange for the premium paid, the right to buy the security subject to the option at the exercise price at any time prior to expiration of the option. The writer of a call option, in return for the premium, has the obligation, upon the exercise of the option, to deliver, depending upon the terms of the options contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. A put option gives the purchaser, in return for a premium, the right to sell the security subject to the option at the exercise price at any time prior to the expiration of the option. The writer of a put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the security underlying the option at the exercise price. If a call written by the Funds is exercised, the Funds forgo any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium paid. In writing puts, there is a risk that the Funds may be required to take delivery of the underlying security or other asset at a disadvantageous price. Also, an option purchased by the Funds may expire worthless, in which case the Funds would lose the premium paid therefor.

OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of insolvency of the dealer or otherwise, in which event the Funds may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and other assets, and a wider range of expiration dates and exercise prices, than for exchange traded options.

The Funds will only write covered options. An option is covered if, so long as a Fund is obligated under the option owns an offsetting position in the underlying security or maintains cash, U.S. Government securities or other liquid high-grade debt obligations with a market value sufficient to cover its obligations in a segregated account with its Custodian bank.

The successful use of options by a Fund is subject to its Sub-Adviser's ability to correctly predict movements in the market. If the Sub-Adviser is not successful in employing options in managing a Fund's investments, performance will be worse than if the Fund did not make such investments. In addition, a Fund would pay commissions and other costs in connection with such investments, which may increase its expenses and reduce its return.

STOCK INDEX OPTIONS. The Growth and Income and Reserve Mid-Cap Growth Fund may purchase and write put and call options on stock indexes listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing its investment objective or for the purpose of hedging its portfolio. The Fund may invest up to 5% of the value of its total assets, represented by the price paid, in the purchase of put and call options on stock indexes. A stock index fluctuates with changes in the market values of the stocks included in the index. The Funds may write put options on stock indexes to the extent of 25% of the value of its total assets at the time such options are written.

The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in the Funds' underlying investment securities correlate with the price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of an individual stock, their successful use is dependent upon the Sub-Adviser's ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than those used in predicting changes in the price of individual stocks.

When a Fund writes an option on a stock index, it will place in a segregated account with its custodian, cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or will otherwise cover the transaction. Index options also involve risks similar to those risks relating to put and call options described previously.

FUTURES TRANSACTIONS IN GENERAL. The Reserve Growth and Income Fund is not a commodity pool but may engage in futures and options on futures transactions as described below for the purpose of hedging against changes in values of the Fund's investment securities. Futures transactions require different skills and techniques than those used in predicting changes in the price of individual investment securities.

The Fund's ability to invest in futures and options thereon is limited to bona fide hedging pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, the Fund may not engage in such activities if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts will exceed 5% of the value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount is excluded in calculating the 5%.

Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 5% of the contract amount.
This amount is known as "initial margin" and is in the nature of a deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all obligations thereunder have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, are made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market". At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position at the then prevailing price, which will terminate the Fund's existing position in the contract.

Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and possibly subjecting some traders therein to substantial losses. If the Fund cannot close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the investment securities being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

In addition, due to the risk of an imperfect correlation between the Fund's investment securities that are subject to the hedging transaction and the futures contract being used as a hedging device, it is possible that the hedge will not be fully effective, in that losses on the investment securities may be in excess of gains on the futures contract, or losses on the futures contract may be in excess of the gains on the investment securities that were the subject of the hedge. If the Sub-Adviser is not successful in employing futures contracts and options thereon as hedging transactions, the Fund's performance will be worse than if the Fund did not make such investments. In futures contracts based on indexes, the risk of improper correlation increases as the composition of the Fund's investment securities varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the futures contracts, the Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been lesser or greater than that of the underlying securities. Such "over hedging" or "under hedging" may adversely affect the net asset value of the Fund if market movements are not as anticipated when the hedge was established.

The Fund will not purchase or sell futures contracts or related options for which the aggregate initial margin and initial premiums exceed 5% of the value of the Fund's total assets. In order to prevent leverage in connection with the purchase of futures contracts or options thereon by the Fund, an amount of cash, U.S. Government securities or other liquid high-grade debt obligations with a daily market value equal to the value of the obligation under the futures contract or option thereon (less any related margin deposits) will be maintained in a segregated account at the Custodian Bank. Further, the Internal Revenue Code's requirements for qualification as a regulated investment company may also limit the extent to which the Fund can engage in futures transactions. See "Distributions and Taxes" in the Statement of Additional Information.

Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Sub-Adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and markets; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absences of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Distributions and Taxes" in the Statement of Additional Information.

STOCK INDEX FUTURES. The Reserve Growth and Income Fund may purchase and sell stock index futures. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

There can be no assurance of the successful use of stock index futures as a hedging device. In addition to the possibility that there may be an imperfect correlation between movements in the stock index future and the investment securities being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index because of various market distortions. The risk of imperfect correlation increases as the composition of the Fund's investment securities differs from the securities contained in the applicable stock index. Although all participants in the futures market are subject to margin deposit and maintenance requirements, certain investors may close futures contracts through offsetting transactions rather than meeting additional margin deposit requirements thus distorting the normal relationship between the index and futures markets. In addition, for speculators the deposit requirements in the futures market are less burdensome than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of the foregoing, a correct forecast for general market trends by the Sub-Adviser still may not result in a successful hedging transaction.

The successful use of stock index futures by the Fund is also subject to the Sub-Adviser's ability to correctly predict movements in the market. If, for example, the Fund has hedged against the possibility of a decline in the market adversely affecting its investment securities and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks it has hedged due to the offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet its daily variation margin requirements, it may have to sell its investment securities. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell investment securities at a time when it is not advantageous to do so.

INVESTMENT IN FOREIGN SECURITIES. The Reserve North American Growth and Reserve International Equity Funds may purchase foreign equity and debt securities, including foreign government securities. The Reserve North American Growth Fund will not invest more than 25%, and the Reserve International Equity Fund will not invest more than 10% of its total assets in the securities of issuers of any single foreign country. Foreign securities markets generally are not as developed or efficient as those in the United States and securities traded there are less liquid and more volatile than those traded in the U.S.

The Funds may be subject to additional risks because stock certificates and other evidence of ownership of foreign issuers may be held outside the United States. Such additional risks include: adverse political and economic developments; nationalization of foreign issuers and possible adoption of government restrictions which might affect the payment of principal, interest and dividends to U.S. investors. In addition, there may be less publicly available information about a foreign issuer, since they are generally not subject to the timely accounting and financial reporting disclosure standards of U.S. companies.

In making the allocation of assets in foreign markets, the Sub-Advisers will consider such factors as prospects for relative economic growth, inflation, interest rates, government policies influencing business conditions, the range of individual investment opportunities available, and other pertinent financial, tax, social, political and national factors, all in relation to the prevailing prices of securities in each country. Nearly all foreign securities in which the Reserve International Equity Fund may invest will be traded on foreign stock exchanges or issued by foreign governments.

The Reserve International Equity Fund will invest in developing countries, which involves exposure to economic structures that are typically less diverse and mature than in the United States, and to political systems which are less stable. A developing country may be considered to be one which is in the initial stages of its conversion from an agrarian insular society to an international manufacturing participant.

FOREIGN CURRENCY TRANSACTIONS. The Reserve International Equity and Reserve North American Growth Funds may engage in foreign currency transactions in connection with its investment in foreign securities but will not speculate in foreign currency exchange. The value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself from possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. The Fund may also hedge its foreign currency exchange rate risk by engaging in foreign currency financial futures and options transactions.

When the Fund's Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund's Sub-Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund will not enter into forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets (a) denominated in that currency or (b) in the case of a "cross-hedge," denominated in a currency or currencies that the Fund's Sub-Adviser believes will have price movements that tend to correlate closely with that currency. The Fund's Custodian bank segregates cash or liquid high-grade debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. There is no limitation as to the percentage of the Fund's assets that may be committed to such foreign currency exchange contracts. The Fund generally will not enter into a forward contract with a term longer than one year.

DEFENSIVE POSITION. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high-grade debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

NON-DIVERSIFIED STATUS. As a non-diversified mutual fund, each Fund is permitted to have all its assets invested in a limited number of issuers. As a result, an investment in a Fund could entail greater risk than a mutual fund with a policy of diversification.

                              RISK CONSIDERATIONS

Investment in certain Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Some of the assets of the Reserve International Equity and Reserve North American Growth Funds will be invested in securities denominated in foreign currencies, and a corresponding portion of the Fund's revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars, could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See " Investment Techniques and Investments."

FOREIGN INVESTMENT. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Funds whose investment portfolios include such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events affecting the general market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery and where a severe shortage of vault capacity exists among custodial banks. Efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including, in some cases, the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exist could be affected and the Sub-Adviser will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as to growth of the gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscator taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

INVESTMENT IN CANADIAN ISSUERS. The Reserve North American Growth and Reserve International Equity Funds may invest in the securities of Canadian issuers. Canada consists of a federation of ten provinces and two federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping, and unemployment insurance.

The Canadian economy is based on the free enterprise system with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources. The Canadian economy had experienced little or no growth over the past several years, and the rate of growth of Canada's gross domestic product (on an inflation-adjusted basis) has declined.

Canadian dollars are fully exchangeable into U.S. dollars without foreign exchange controls or other legal restriction. Since the major developed country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. dollar/Canadian dollar exchange rate has been narrower than the range of fluctuation between the U.S. dollar and most major currencies. Recently, however, Canada has experienced a weakening of its currency. Through January 31, 1995, the Canadian dollar decreased in value compared to the U.S. dollar by approximately 5% from September 1994. The range of fluctuation that occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be predicted.

INVESTMENT IN MEXICAN ISSUERS. The Reserve North American Growth and Reserve International Equity Funds may invest in the securities of Mexican issuers. The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

While in recent years the Mexican economy has experienced improvement in a number of areas, including five consecutive years of growth in gross domestic product and a substantial reduction in the rate of inflation and in public sector financial deficit, beginning in 1994, Mexico has experienced an economic crisis that led to the devaluation of the peso in December 1994. Much of the past improvement in the Mexican economy has been attributable to a series of economic policy initiatives instituted by the Mexican government over the past decade, which seek to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government has been proceeding with a program for privatizing certain state-owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment. The recent adoption by Canada, the United States and Mexico of the North American Free Trade Agreement ("NAFTA") could also contribute to the growth of the Mexican economy. Relatively high rates of interest, inflation, unemployment and, most recently, the economic crisis that led to the devaluation of the peso beginning in December 1994 continue to affect the Mexican economy adversely. Mexico is currently the second largest debtor nation (among developing countries) to commercial banks and foreign governments. The successful implementation of the economic policy initiatives and the growth of the Mexican economy involve significant structural changes to the Mexican economy and will necessitate continued economic and fiscal discipline. In addition, as a condition to receiving assistance from the United States, other countries and certain international agencies to stabilize the Mexican economy, the Mexican government has agreed to adhere to a program of strict economic reform. An important aspect of Mexico's economic policy is the ability of the government to be successful in its continuing efforts to control its financial deficit, finance its current account deficit, further reduce inflation and stabilize the Mexican peso. Mexico's economy may also be influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. There is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In August 1976, the Mexican government established a policy of allowing the Mexican peso to float against the U.S. dollar and other currencies. Under this policy, the value of the Mexican Peso consistently declined against the U.S. dollar. Under economic policy initiatives implemented since December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. dollar. These gradual devaluations continued until December 1994. On December 20, 1994, the Mexican government announced a new policy that would allow a more substantial yet still controlled devaluation of the Mexican peso.

On December 22, 1994, the Mexican government announced that it would not continue with the policy announced two days earlier and would instead permit the Peso to float against other currencies, resulting in a continued decline against the U.S. dollar.

In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. dollars in exchange for Mexican pesos.

U.S. AND FOREIGN TAXES. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Taxes" and "Foreign Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

FIXED-INCOME SECURITIES. The value of the Fund's shares will fluctuate with the value of its investments. The value of fixed-income securities will decline in value as interest rates rise and increase in value as interest rates decline.

                            MANAGEMENT OF THE FUNDS

RESERVE PRIVATE EQUITY SERIES--ADVISER. The Funds' Investment Adviser is Reserve Management Company, Inc.("RMCI" or "Adviser"), 14 Locust Place, Manhasset, N.Y. 11030, which manages The Reserve Funds with over $3 billion in assets. The Adviser supervises a continuous investment program for the Funds, evaluates and monitors each of the Sub-Advisers' performances, investment programs, and compliance with applicable laws and regulations, and recommends to the Board of Trustees whether the Sub-Adviser's contract should be continued or modified. The Adviser is also responsible for the day-to-day administration of the Fund's activities. Under the Investment Management Agreement, the Adviser pays all employee costs, costs of the Sub-Advisers and other ordinary operating expenses of each Fund. Excluded from ordinary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, payments made pursuant to the Trust's Distribution Plan and the fees of the disinterested Trustees.

For its services under the Investment Management Agreement, the Adviser is paid a comprehensive fee of 1.50% per annum of the average daily net assets of each Fund, except for the Reserve International Equity Fund, for which the Adviser is paid a comprehensive fee of 1.75%.

SUB-ADVISERS. The Investment Management Agreement and Sub-Advisory Agreement provide that the Adviser and each Sub-Adviser, respectively, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by them of their duties under each respective agreement.

The Adviser and Trust have retained the following Sub-Advisers: Trainer, Wortham & Company, Inc., 845 Third Avenue, New York, NY 10022 for Reserve Blue Chip Growth Fund; Roanoke Asset Management, 529 Fifth Avenue, New York, NY 10017, for Reserve Emerging Growth Fund; Gerbino & Company, 9595 Wilshire Boulevard, Suite 200, Beverly Hills, CA 90212, for Reserve Growth and Income Fund; T.H. Fitzgerald & Co., 180 Church Street, Naugatuck, CT 06770, for Reserve Informed Investors Growth Fund; Pinnacle Associates, Ltd., 666 Fifth Avenue, New York, NY 10103, for Reserve International Equity Fund; Siphron Capital Management, 280 S. Beverly Drive, Beverly Hills, CA 90212, for the Reserve Large-Cap Value Equity Fund; Cambridge Equity Advisors, 5214 Maryland Way, Suite 309, Brentwood, TN 37027, for Reserve Mid-Cap Growth Fund; and Southern Capital Advisors, 50 Front Street, Memphis, TN 38103, for Reserve North American Growth Fund. None of these organizations have previously served as either Adviser or Sub-Adviser to a registered investment company.

TRAINER, WORTHAM & COMPANY, INC. was formed in 1924 and manages over $1 billion for individuals, family trusts and employee benefit plans and has over seventy years experience using the investment policies discussed herein. Charles V. Moore, the Fund's portfolio manager has been the President of the Sub-Adviser since 1978 years and is responsible for the day-to-day investment decisions of the Fund.

ROANOKE ASSET MANAGEMENT was formed in 1978 and currently manages over $200 million for high net worth individuals, foundations, endowments, corporations and municipalities and has over fifteen years experience in using the investment policies discussed herein. Edwin G. Vroom, President, Brian J. O'Connor, Executive Vice President, and Adele S. Weisman, Senior Vice President, serve as the Fund's portfolio managers, and have worked together as a team for over twenty years.

GERBINO & COMPANY was formed in 1977 and currently manages $60 million for high net worth individuals, pensions, and trusts. The principals of the company have a combined experience of over fifty years in using the investment policies discussed herein. Kenneth J. Gerbino has been an independent money manager for over twenty years and is responsible for macroeconomic trends and investment strategies for the Fund. Raymond Baker has over thirty years of investment experience and is Director of Investments at Gerbino & Company, and will be responsible for the day-to-day investment recommendations and decisions for the Fund.

T.H. FITZGERALD & CO. was formed in 1959 and currently manages over $200 million for employee benefit plans, bank trust departments, an insurance company and a public authority and has over ten years' experience in using the investment policies discussed herein. Thomas H. Fitzgerald, Jr., who founded his firm in 1959, serves as the Fund's portfolio manager and is responsible for the day-to-day investment decisions.

PINNACLE ASSOCIATES, LTD. was formed in 1984 and currently manages over $400 million for individuals, family trusts and employee benefit plans. Nicholas Reitenbach is Director of International Investments, Partner of Pinnacle Associates, Ltd., and serves as the Fund's primary portfolio manager. Mr. Reitenbach has over thirty years' experience in utilizing the investment techniques discussed herein.

SIPHRON CAPITAL MANAGEMENT was formed in 1991 and currently manages over $200 million for tax-exempt, institutional clients. The senior management of Siphron Capital has over thirty years' experience in using the investment policies discussed herein. David C. Siphron and Peter D. Siphron, both partners of the firm, serve as the Fund's portfolio managers, providing investment recommendations based on a proprietary combination of fundamental and technical analysis. Portfolio actions are based on mutual consent, with David Siphron having final approval.

CAMBRIDGE EQUITY ADVISORS was formed in 1989 and currently manages $250 million for high net worth individuals, corporations, and foundations, and the principals of have over ten years of experience in using the investment policies discussed herein. Michael Goldston, President, and Gary Smith, Vice-President, serve as the Fund's portfolio managers and act as a team in making investment decisions.

SOUTHERN CAPITAL ADVISORS has been in existence since 1986 as part of Morgan Keegan, Inc., a financial services holding company. SCA manages approximately $260 million for individuals, employee benefit plans, foundations and endowments, and has over nine years experience in dealing with the investment policies discussed herein. Richard A. McStay, C.F.A., its President, has more than thirty years of experience in the investment business, and is the principal portfolio manager for the Fund. He has been associated with Morgan Keegan & Co., Inc., since 1974.

For their services, all of the Sub-Advisers receive a fee of up to .75% per annum of the respective Fund's average daily net assets except for Pinnacle Associates, Ltd., who receives a fee of up to .875%.


PERFORMANCE INFORMATION. Set forth below are certain performance data provided by the respective Sub-Advisers calculated as follows and a comparison thereof to an appropriate market index.

The annual market value of the Sub-Adviser's portfolio was determined as the sum of the market value of all of its assets (including cash, cash equivalents, interest, dividends and securities). The annual rate of return for the Sub-Adviser's portfolio was determined on a time weighted basis as the percentage change of the portfolio assets after allowing for the effect of any cash additions or withdrawals which occurred during the year. The investment performance reflects the cost of brokerage commissions and most other expenses. The accounts were managed utilizing the same investment objectives and policies of the respective Funds.



                                                    SUB-ADVISER                                       INDEX
  YEAR ENDED   ------------------------------------------------------------------------------------  -------
   DECEMBER                                                                                            S&P
      31        CAMBRIDGE    TRAINER   FITZGERALD      SCA      ROANOKE     SIPHRON     GERBINO        500
  -----------  -----------  --------- ------------  --------   ---------   ---------   ---------     -------
      1991        78.2%       32.2%       61.6%       46.9%      95.5%       25.6%       24.3%        30.5%
      1992         8.6         2.3        13.6        16.9       22.3        10.2        18.3          7.7
      1993        16.1        26.9        21.6        24.1       37.7        19.0        34.5         10.0
      1994        (3.4)        2.0         0.1        (2.4)       4.8         7.4        (7.0)         1.3
  Annualized
  Return for
  the period
   1/1/91 to
   12/31/94       21.4%       15.0%       22.3%       20.1%      36.3%       15.3%       16.5%        11.85%
============================================================================================================

                       SUB-ADVISER        INDEX                       SUB-ADVISER             INDEX
                     ---------------    ---------                   ---------------    ---------------------
  YEAR ENDED                                                                              MORGAN STANLEY
   DECEMBER                              RUSSELL*                                      CAPITAL INTERNATIONAL
      31                ROANNOKE*          2000                        PINNACLE+               EAFE+
  -----------        ---------------    ---------                   ---------------    ---------------------
      1991               95.5%            46.1%                          23.4%                 12.13%
      1992               22.3             18.4                            2.5                 (12.17)
      1993               37.7             18.9                           69.7                  32.56
      1994                4.8             (1.8)                          (9.5)                  7.77
  Annualized
  Return for
  the period
   1/1/91 to
   12/31/94              36.3%            19.2%                          18.1%                  8.91%
------------------------------------------------------------------------------------------------------------


There are no advisory fees included in the gross return calculations. In addition, any initial sales charges and distribution fees, that are applicable to the Funds, have not been deducted from the above performance figures. These performance calculations assume the reinvestment of dividends and distributions in the above performance figures.

Investors should not rely on the above performance as an indication of the future performance. It should be noted that management of each Fund will be affected by its obligation to redeem its shares upon request, and requirements of the Investment Company Act of 1940 and of the Internal Revenue Code of 1986, as amended, to qualify as a regulated investment company.

The Standard & Poor's 500 Stock Price Index is widely regarded by investors as representative of the securities markets in general. Roanoke's performance is also compared to the *Russell 2000 Index, which consists of 2,000 of the smallest stocks in the Russell 3000 Index and is widely regarded as a standard benchmark of small capitalization stock performance. Pinnacle uses the +Morgan Stanley Capital International EAFE (Europe,

Australia, Far East) Index, which is widely regarded by investors as representative of the international securities markets in general.

PORTFOLIO TRANSACTIONS. Decisions as to the purchase and sale of securities for each Fund and the execution of these transactions, including the negotiation of brokerage commission on such transactions, are the responsibility of each Sub-Adviser. In general, each Sub-Adviser seeks to obtain prompt and reliable execution of purchase and sale orders at the most favorable net prices or yields. In determining the best net price and execution, each Sub-Adviser may take into account a broker's or dealer's operational and financial capabilities and the type of transaction involved.

The Sub-Advisers may consider statistical, research, or other services provided by brokers or dealers, some of which may be useful to each Sub-Adviser in their other business functions. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors as determined in good faith by each Sub-Adviser. Each Sub-Adviser is authorized to place portfolio transactions with brokers or dealers participating in the distribution of shares of a Fund, but only if the Sub-Advisers reasonably believe that the execution and commission are comparable to those available from other qualified firms. Further, subject to procedures adopted by, and under the supervision of the Board of Trustees, each Sub-Adviser is authorized to place portfolio transactions with brokers or dealers affiliated with each Sub-Adviser, provided the commission or fee paid on the transaction is reasonable and fair when compared to the commission or fee charged by other brokers or dealers on comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

The annual portfolio turnover rate of each Fund is expected to approximate 100%, except for Reserve International Equity Fund, which is expected to be less than 100% under normal market conditions. See "Portfolio Turnover, Transaction Charges and Allocation" in the Statement of Additional Information.

TRUSTEES. Under the Declaration of Trust, which is governed by the laws of the State of Delaware, the Trustees are ultimately responsible for the conduct of the its affairs. The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. The Declaration of Trust provides that a Trustee may be removed at any special meeting of shareholders by a vote of a majority of the Trust's outstanding shares.

TRANSFER AGENT AND DIVIDEND PAYING AGENT. The Trust acts as its own transfer agent and divided paying agent.

                               HOW TO BUY SHARES

METHOD OF PAYMENT. The minimum initial investment is $1,000 for Class A shares and $250 for Class D shares and the minimum subsequent investment for both Classes of shares is $100, except for IRAs. However, shareholders (except
IRAs) must achieve a balance of $2,500 within twelve (12) months or the Fund may choose to impose a fee (currently $5 monthly), see "Small Accounts". The initial minimum investment for an IRA is $250, and subsequent investments are accepted in any amount. The Funds reserve the right, with respect to any person or class of persons, under certain circumstances to waive or lower investment minimums. An initial purchase must be accompanied by an Account Application. If no dealer or broker is named in the Account Application, the Distributor will act as dealer for you. You can buy shares of a Fund each business day at the public offering price next determined after receipt of payment and a request in proper form by a Fund or by an investment dealer which has a sales agreement with the Fund's Distributor. The public offering price is equal to the net asset value of a Fund (plus a sales charge for Class A shares as set forth in the table below). Payments (denominated in U.S. dollars) must be made (if purchasing directly from a Fund):

    - By check - Drawn on a U.S. bank, payable to or endorsed to Reserve Private Equity Series. You must include your account number on each check unless it is an initial purchase. Checks should be mailed to Reserve Private Equity Series, 810 Seventh Avenue, New York, N.Y. 10019-5868. A fee (currently $15) will be imposed if any check used for investment in your account does not clear. The investor is also liable to reimburse the Fund for any loss incurred due to a returned check.

    - By wire - Prior to calling your bank, call the Fund for specific instructions at (800) 637-1700.

Investments in a Fund may also be made through investment dealers which have sales agreements with Resrv Partners, Inc., the distributor of the Fund's shares ("Authorized Dealer"). Such dealers should send the investor's Account Application and payment to the Fund. Payment may be made by check or wire. Purchase orders will be confirmed at the public offering price calculated next after receipt by a Fund or an Authorized Dealer, (which order must be promptly transmitted to the Fund), of a properly completed Account Application and payment. The Fund must be notified before 4:00 P.M. (New York time) of the amount to be transmitted and the account to be credited and the Fund must receive the credit at its bank by 4:00 P.M. (New York time). Orders received by a Fund or an Authorized Dealer after 4:00 P.M. (New York time) will be priced at the public offering price in effect at 4:00 P.M. (New York time) on the next business day.

GENERAL INFORMATION. Each class of shares of each Fund will have the same relative rights and privileges and be subject to the same sales charges, fees and expenses except as set forth below. The Board of Trustees may determine in the future that other allocations of expenses are appropriate and amend this plan accordingly without the approval of shareholders of any class. Unless a class of shares is otherwise designated, it shall have the terms set forth below with respect to Class A shares. Income, realized and unrealized capital gains and losses, and expenses of a Fund of the Trust not allocated to a particular class as set forth below shall be allocated to each class of shares of a Fund on the basis of net asset value of that class in relation to the net asset value of the Fund. Expenses of the Trust not allocable to a specific Fund shall be allocated to each Fund on the basis of the net asset value of that Fund in relation to the net asset value of the Trust.

CLASS A SHARES - INITIAL SALES CHARGE ALTERNATIVE. Class A shares of each Fund of the Trust are sold at net asset value plus a maximum sales charge of 4.50%, of the public offering price imposed at the time of purchase and are subject to the minimum purchase requirements set forth in this prospectus. The initial sales charge may be reduced or waived for certain purchases..

SALES TABLE. Share purchases of each Fund are made at the public offering price. The public offering price is the net asset value per share plus a sales charge as shown below:

                                                                                  DEALERS'
                                                 AS A % OF      AS A % OF       REALLOWANCE
                                                 OFFERING       NET ASSET        AS A % OF
                                                 PRICE PER      VALUE PER         OFFERING
            AMOUNT OF TRANSACTION                  SHARE          SHARE            PRICE
        ----------------------------           ------------   ------------    --------------
        Less than $50,000 ...................      4.50           4.71             4.00
        $50,000 to less than $100,000........      3.50           3.63             3.00
        $100,000 to less than $250,000.......      3.00           3.09             2.50
        $250,000 to less than $500,000.......      2.50           2.56             2.00
        $500,000 to less than $1,000,000.....      1.50           1.52             1.00
        Over $1,000,000 or more..............        0              0                0

It is the position of the staff of the Securities and Exchange Commission that if the dealer reallowance exceeds 90%, a dealer may be considered an underwriter under the Securities Act of 1933.

Class A shares of each Fund may be purchased at net asset value, without sales charge, by employees of brokers or broker-dealers who have a signed dealer agreement with the Fund, full time employees, their spouses and minor children of the Adviser, Sub-Adviser, Resrv Partners, Inc., and other affiliated companies; any Trustee of a Fund and their spouses; any trust, pension, profit sharing, or other benefit plan; Sub-Adviser advisory clients and related persons of such; by a bank or broker-dealer that charges an asset management fee, provided the bank or broker-dealer has an agreement with the Funds; and through reinvestment of dividends and capital gains distributions.

Direct clients of Resrv Partners, Inc., who were Reserve money fund shareholders as of September 30, 1995, may purchase Class A shares of each Fund at net asset value until February 1, 1996, and thereafter as long as they are qualified shareholders of Reserve money funds at net asset value plus a maximum sales charge of 1%.

CLASS D SHARES - ASSET-BASED SALES CHARGE ALTERNATIVE. Class D shares of each Fund of the Trust are sold at net asset value without a sales charge and are subject to the minimum purchase requirements set forth in this prospectus.

A Fund will thus receive the full amount of your purchase, and you will receive the entire net asset value of your shares upon redemption. Class D shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of a Fund. The higher fees mean a higher expense ratio, so Class D shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

VOTING RIGHTS. Each class of shares of a Fund shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement. Each class of shares of a Fund shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

RIGHT OF ACCUMULATION (ROA). Reduced sales charges apply to any purchase of Class A shares of a Fund where the aggregate investment, among all the Reserve Private Series Class A Shares, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold shares of a Fund with a current market value of $50,000 and subsequently purchase shares of a Fund having a current value of $10,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price.

To qualify for reduced sales charges, at the time of purchase you or your dealer must notify the Fund or Resrv Partners, Inc., that such purchase should be combined.

LETTER OF INTENT (LOI). Investors who anticipate that they will invest $50,000 (other than through exchanges) or more in Class A shares of a Fund within thirteen months may execute an LOI on the form in the Account Application. The execution of an LOI will result in an investor paying a lower sales charge, at the appropriate quantity purchase level shown above on all purchases during a thirteen-month period. Purchases of Class A shares in other Funds in the Reserve Private Equity Series, other than money funds, that may be offered, can be included to fulfill the LOI.

Out of an investor's initial purchase (or subsequent purchases) 5% of the specified dollar amount of the LOI will be held in escrow by the transfer agent in their account until their total purchases of the Fund plus their accumulation credit (if any) equal the amount specified. A purchase not originally made pursuant to an LOI may be included under a backdated letter executed within ninety (90) days of such purchase (accumulation credit).

If total purchases plus an investor's accumulation credit are less than the specified amount, the investor agrees to remit to the distributor an amount equal to the difference in the dollar amount of the sales charge the investor had actually paid and the amount of the sales charges which they would have paid on their aggregate purchases if the total of such purchases had been made at a single time. If the investor does not pay such difference in sales charges within twenty (20) business days after written request by the dealer, bank or distributor, the transfer agent, upon instructions from the distributor is authorized to effect the repurchase of an appropriate number of escrowed shares in order to realize such difference.

RESERVE PRIVATE EQUITY SERIES AUTOMATIC ASSET-BUILDER PLAN. If you have an account balance of $5,000 or more, you may purchase shares of a Fund ($25 minimum) from a checking, NOW, or bank money market deposit account or from a U.S. Government distribution ($50 minimum) such as Social Security, federal salary, or certain veteran's benefits, or other payments from the federal government. Fill out the Reserve Private Equity Series Automatic Asset-Builder form included in the account application or call the Funds at (800) 637-1700.

DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more Reserve Private Equity Series Funds, provided that Class A or D shares may only be exchanged for Class A or D shares of another Reserve Private Equity Series Fund. The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."

PRIVATE EQUITY CASH ACCOUNT. The Private Equity Cash Account acts as an omnibus account of The Reserve a U.S. Treasury Fund, a money market fund which invests exclusively in full-faith and credit obligations of the United States Treasury, and may be utilized for dollar-cost averaging.

NET ASSET VALUE. Fund shares are issued at net asset value plus a sales charge (for Class A shares) and redeemable at the net asset value next determined after receipt by the Fund of a request in proper form. The net asset value of the shares of each Fund and each class is calculated at the close of business of the New York Stock Exchange on each day the New York Stock Exchange is open which is currently 4:00 P.M. (New York time). The net asset value of each Fund and each class will not be determined on those days that the New York Stock Exchange is closed for trading or on days on which no orders to purchase, sell or redeem shares have been received by a Fund. The New York Stock Exchange is closed on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value per share of each Fund and each class is determined by adding the value of a Fund's portfolio securities, cash and other assets, subtracting its liabilities, and dividing the result by the number of class' shares outstanding.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use each Fund as an investment for Individual Retirement Accounts ("IRAs"). A master IRA plan, with information regarding administration fees and other details are available from Resrv Partners, Inc. The initial minimum investment is $250. Subsequent investments are accepted in any amount.

DISTRIBUTOR. The Funds' Distributor is Resrv Partners, Inc. ("RPI"), 810 Seventh Avenue, New York, N.Y. 10019-5868. The Distributor is a wholly owned subsidiary of the Adviser.

All orders for the purchase of shares of each Fund are subject to acceptance or rejection by Resrv Partners, Inc., in its sole discretion. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever in its judgment it is in the best interests of the Funds to do so.

EXCHANGE PRIVILEGE. Shares of each Fund may be exchanged for shares in the Reserve money market funds and other separate investment portfolios that may be offered by the Trust at net asset value. No sales charge applies to exchanges between identical classes of shares or from the Reserve money market funds to no-load classes of shares. Exchanges of shares from the Reserve money market funds to classes other than no-load classes are subject to applicable sales charges on the Fund unless a waiver of the sales charge is applicable. A waiver of the sales charge may apply if the shares being exchanged from the Reserve money market funds were acquired: (a) by a previous exchange from shares of a Fund purchased with a sales charge, or (b) through investments of dividends or capital gains distributions with respect to the foregoing category of shares. Shares of any of the money market funds or any Reserve Private Equity Series Fund must be registered for sale in the investor's state.

The exchange privilege is not available for shares which have been held for less than fifteen (15) days. Exchanges by telephone are an automatic privilege unless the shareholder notifies the Fund on the Account Application that his authorization has been withheld. Unless authorization is withheld, the Fund will honor requests by any person by telephone at (800) 637-1700, that the Fund deems to be valid. The Funds and their affiliates may be liable for any losses caused by their failure to employ reasonable procedures to avoid unauthorized or fraudulent instructions.

To reduce such risk, the registration of the account into which shares are to be exchanged must be identical to the registration of the originating account and all telephone exchange requests will be recorded. The Fund may also require the use of a password or other form of personal identification. In addition, each Fund will provide written confirmation of exchange transactions. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

The Trust may modify or discontinue the exchange privilege at any time, and will do so on sixty (60) days' notice, if such notice is required by regulations adopted under the Investment Company Act of 1940. The notice period may be shorter if applicable law permits. The Trust reserves the right to reject telephone or written requests submitted in bulk on behalf of ten (10) or more accounts. A pattern of frequent exchanges may be deemed by the Adviser to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Adviser's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor and/or the imposition of fees. The Funds do not have any specific definition of what constitutes a pattern of frequent exchanges. Any such restriction will be made on a prospective basis, upon notice to the shareholder not later than ten (10) days following such shareholder's most recent exchange. Telephone and written exchange requests must be received by the Funds by 4:00 P.M. (New York time) on a regular business day to take effect that day. Exchange requests received after 4:00 P.M. (New York time) will be effected at the next calculated net asset value (plus a sales charge for Class A shares).

Exchanges of shares are taxable events and may result in a gain or loss for federal income tax purposes. A prospectus for any of the Reserve money market funds or other series of the Trust may be obtained from the Distributor or any Authorized Dealer. An investor considering an exchange should refer to the appropriate fund prospectus for additional information since each Fund has different investment objectives and policies.

DISTRIBUTION PLAN. Under the Plan of Distribution ("Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund pays Resrv Partners, Inc., for advertising, marketing and distributing each Fund's shares and for servicing each Fund's shareholders at an annual rate of .25% of the value of each Fund's average daily net assets for Class A shares and 1.00% of the value of each Fund's average daily net assets for Class D shares. The Funds are not obligated to pay any distribution expense in excess of such distribution service fee. If the Plan were terminated or not continued, no amounts (other than amounts accrued but not yet paid) would be owed by the Funds.

Under the Plan, Resrv Partners, Inc., may make payments to brokers, financial institutions and financial intermediaries for administration and for servicing Fund shareholders who are also their clients and/or for distribution. RPI determines the amounts to be paid to brokers, financial institutions and financial intermediaries ("Firms"). Firms receive such fees with respect to the average daily net asset value of each Fund's shares owned by shareholders for whom the Firm performs services or for whom the Firm is the dealer of record. Financial institutions providing distribution assistance or administrative services for each Fund may be required to register as securities dealers in certain states. The fees, payable to "RPI," under the Plan for advertising, marketing and distributing each Fund's shares and for payments to Firms are payable without regard to actual expenses incurred. Thus, if fees exceed distribution expenses, RPI will incur a profit; however, if expenses exceed fees, then they will incur a loss. RPI may use such fees to promote the sale of shares for by paying for the preparation, printing and distribution of prospectuses to other than current shareholders or other promotional activities.

The Glass-Steagall Act and other applicable laws prohibit federally chartered or supervised banks from engaging in the business of issuing, underwriting, selling or distributing securities although national and state chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Trust shares (such as administrative and account maintenance services) may include banks, upon advice of their counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investments and the assistance payments received by such banks under the Plan may or may not compensate the banks for their administrative and account maintenance services for which the bank may also receive compensation from the bank accounts they service. It is management's position that payments to banks pursuant to the Plan for activities not primarily intended to result in the sale of Trust shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be registered in the name of that customer.

                         SHARES OF BENEFICIAL INTEREST

The Trust is an open-end management investment company commonly known as a mutual fund. The Trust was organized as an unincorporated Delaware business trust on April 22, 1993, and is authorized to issue an unlimited number of shares of beneficial interest, which may be issued in any number of series. Shareholders are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights with respect to earnings, dividends, redemption and in the net assets of their respective series on liquidation. The Trust has no intention of issuing share certificates. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. The Trustees do not intend to hold annual meetings of shareholders. The Trustees will call such special meetings of shareholders as may be required under the Investment Company Act of 1940 (e.g., to approve a new investment advisory agreement or to change the fundamental investment policies) or by the Declaration of Trust.

                                     TAXES

Each Fund intends to maintain its regulated investment company status for federal income tax purposes, so that it will not be liable for federal income taxes to the extent its net income and net capital gains are distributed. The requirement for maintaining its status as a regulated investment company under the Internal Revenue Code ("Code") may cause the Funds to restrict the degree to which they engage in short-term trading, short sales and transactions in options and futures contracts. Dividends paid by each Fund from net investment income, including net short term capital gains, whether in cash or in additional shares of each Fund, will be taxable as ordinary income.

The Code imposes a non-deductible, 4% excise tax on regulated investment companies that do not distribute to their shareholders in each calendar year an amount equal to 98% of their calendar year ordinary income, plus 98% of their capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one year period ending October 31. Dividends declared in December of any year to shareholders of record on any date in December will be deemed to have been received by the shareholders and paid by each Fund on the record date, provided such dividends are paid during January of the following year.

Distributions from long term capital gains designated by each Fund as capital gain dividends, whether paid in cash or additional shares of each Fund, are taxable for federal income tax purposes as long term capital gains, regardless of the length of time Trust shares have been held and are not eligible for the dividends received deduction available to corporations. Dividends and other distributions may also be subject to state and local taxes. A purchase of Fund shares shortly before the ex-dividend date or capital gains distribution could result in the receipt of an amount which, although in effect a return of principal, is subject to income taxes.

Under the Code, exchanges and redemptions of shares, including transfers of shares of each Fund for shares of another fund with which the Funds have exchange privileges, are taxable events and, accordingly, may result in a capital gain or loss for shareholders participating in such transactions. Deductions for losses recognized on the disposition of shares may in some circumstances be disallowed or deferred. However, if the shares exchanged have been held less than ninety-one (91) days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. Furthermore, shareholders electing to reinvest dividends or other distributions in new shares will nevertheless be treated as having received such distributions for tax purposes.

For tax purposes, each Fund will send shareholders an annual notice of dividends and distributions paid during the prior year. Shareholders are advised to retain all statements received from each Fund to maintain accurate records of their investments. The tax treatment of non-resident alien individuals, foreign corporations, and other non-U.S. shareholders may differ from that described above. Shareholders should consult their own tax advisers regarding specific questions as to foreign, federal, state and local taxes with specific reference to their own tax situation.

                              FOREIGN INCOME TAXES

Investment income received by the Reserve International Equity and Reserve North American Growth Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for such foreign income taxes, it will attempt to meet the requirements of the Code to "pass through" to its shareholders credits for such taxes, but there can be no assurance that it will be able to do so.

                          DIVIDENDS AND DISTRIBUTIONS

All dividends and capital gains distributions, if any, are paid in the form of additional shares credited to an investor's account at net asset value unless the shareholder has requested on the Account Application or in writing to the Fund one of the following three options:

   (1) Dividend Option - to receive income dividends in cash and capital gains distributions in additional shares.

   (2) Distribution Option - to receive capital gains distributions in cash and income dividends in additional shares.

   (3) Distribution Option - to receive both income dividends and capital gains distributions in cash.

These three options are not available, however, for retirement plans or an account with a net asset value of less than $1,000 and/or if the distribution would be less than $25.

Any net investment income will be distributed quarterly as dividends to shareholders. Any net realized short and long term capital gains, if any, will be paid to shareholders at least annually. The payment date will be used to determine net asset value when dividends and capital gains distributions are reinvested.

                                  REDEMPTIONS

TIME AND METHOD OF REDEMPTION. Each Fund's shares are redeemed at net asset value determined as of the next close of the New York Stock Exchange on a regular business day after the written request by any person in proper form is received by the Fund, at 810 Seventh Avenue, New York, New York 10019-5868. Redemptions may be effected during regular business days from 9:00 A.M. to 4:00 P.M. (New York time). Redemption requests received after the close of business will be effected at the next calculated net asset value. If the Funds have previously been advised in writing of your brokerage or bank account, telephone requests by any person for redemptions are accepted for payment to such account by calling (800) 637-1700. The procedures and potential liability of the Funds and their affiliates in connection with telephone exchanges as discussed in "Exchange Privilege" above also apply to telephone redemptions. To reduce such risk, proceeds of telephone redemptions may be sent only to a bank or brokerage account designated by the shareholder, in writing, on the Account Application or in a letter with the signature(s) guaranteed and telephone redemption requests will be recorded. All other redemption requests must be signed by the registered owner(s) with signature(s) guaranteed by a member firm of a national securities exchange, a domestic commercial bank, credit union, savings bank, savings and loan association or domestic trust company. If an account has multiple owners, the Fund may rely on the instructions of any one owner unless otherwise instructed in writing. Guarantees from notaries public are unacceptable. Additional documentary evidence of authority is required in the event a redemption is requested by a corporation, partnership, trust, fiduciary, executor, or administrator. Changes in redemption instructions, registration or authorized signatures must be in writing with the signature(s) guaranteed. Payments of $10,000 or more will be wired upon request without charge. A fee, currently $10, will be charged for wires of less than $10,000. The Funds assume no responsibilities for delays in the receipt of wired or mailed funds. The use of a predesignated financial institution, such as a savings bank, savings and loan association or credit union, which is not a member of the Federal Reserve wire system to receive your wire could cause such a delay.

The Funds ordinarily will make payment for all shares redeemed within seven (7) days after receipt of a redemption request in proper form except as provided by rules of the Securities and Exchange Commission or until your purchase check has cleared (see "Restrictions" below). The Funds will provide written confirmation of redemption transactions.

The Funds reserve the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for telephone redemptions may be modified or terminated by the Funds at any time upon proper notice to shareholders. During times of drastic economic or market conditions, shareholders may experience difficulty in contacting the Fund by telephone to request a redemption of shares. In such cases shareholders should consider using another method of redemption, such as a written request.

REDEMPTIONS THROUGH BROKERS AND FINANCIAL INSTITUTIONS. Redemptions through brokers and financial institutions may involve such other parties' own redemption minimums, service fees, and other redemption requirements.

SMALL ACCOUNTS. If a shareholder account (other than an IRA) does not achieve a balance of $2,500 within twelve (12) months, the Fund reserves the right to impose a fee (currently $5 monthly), after thirty (30) days' written notice to the shareholder. The minimum balance requirement will be waived if the account balance drops below $2,500 due to market depreciation. Class D-share accounts offered in conjunction with a broker sweep are exempt unless shareholders have been notified to the contrary.

RESTRICTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the New York Stock Exchange is closed (other than for customary closings); (b) when, as determined by the Securities and Exchange Commission ("SEC"), trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by each Fund or for it to determine the fair value of its net assets; or (c) for such periods as the SEC may by order permit. If shares of a Fund are purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which will generally be up to ten (10) business days. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemption normally will not be transmitted until two (2) business days after the purchase by wire.

                              GENERAL INFORMATION

BACKUP WITHHOLDING. Each Fund is required by federal law, subject to certain exemptions, to withhold 31% of dividends, capital gains distributions and payments for shares redeemed. In order to avoid this withholding requirement investors are required to certify, on the Account Application or separate W-9 Form, that their taxpayer identification number is correct, or that they are not currently subject to backup withholding. Shareholders should be aware that, under regulations promulgated by the IRS, the Funds may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed a corresponding charge will be made against the account.

USE OF JOINT PROSPECTUS. Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus about the other Funds.

REPORTS AND STATEMENTS. Shareholders receive an annual report containing audited financial statements and an unaudited semi-annual report. A statement is mailed to each shareholder at least quarterly.

SPECIAL SERVICES. The Funds reserve the right, upon notice, to charge shareholder accounts for specific costs incurred in processing unusual transactions for shareholders. Such transactions include, but are not limited to, stop payment requests on official Trust checks, returned checks and special research services.

PERFORMANCE. From time to time, in advertisements and sales literature, the Funds may present information regarding the total return on a hypothetical investment in a Fund for various periods of performance and may make comparisons of such total return to various stock indices (group of unmanaged common stocks), including the New York Stock Exchange Composite Index, Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the NASDAQ Composite Index, the Russell 2000 Index, and the Morgan Stanley Capital International EAFE Index, or to groups of comparable mutual funds.

Total return for a period is the percentage change in value during the period of an investment in the Fund's shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. The average annual total return for a given period may be calculated by finding the average annual compounded rate of return that would equate a hypothetical $1,000 investment to the value that the investment could be redeemed for at the end of the period. All of the calculations described above will assume the reinvestment of dividends and distributions in additional shares of the Fund and the deduction of the maximum sales charge (Class A shares) from the initial investment.

In addition to the figures described above, a Fund might use rankings or ratings determined by Lipper Analytical Services, Inc., an independent service that monitors the performance of over 1,000 mutual funds, Morningstar, Inc., or another service to compare the performance of the Fund with the performance of
(i) other funds of similar size and investment objective or (ii) broader groups of funds. Such comparative performance information will also be stated in the same terms in which the comparative data or indices are stated. For these purposes, the performance of a Fund, as well as the performance of the mutual funds, do not reflect sales charges, the inclusion of which would reduce a Fund's performance.

Performance of a Fund will vary from time to time, and past results are not necessarily indicative of future results. Performance information supplied by each Fund may not provided a basis of comparison with other investments using different reinvestment assumptions or time periods.

                      ------------------------------------

THIS PROSPECTUS IS INTENDED TO CONSTITUTE AN OFFER BY EACH FUND ONLY OF THE SECURITIES OF WHICH IT IS THE ISSUER AND IS NOT INTENDED TO CONSTITUTE AN OFFER BY ANY FUND OF THE SECURITIES OF ANY OTHER FUND WHOSE SECURITIES ARE ALSO OFFERED BY THIS PROSPECTUS. NO FUND INTENDS TO MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE DISCLOSURE IN THIS PROSPECTUS RELATING TO ANY OTHER FUND.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      ------------------------------------

                                    GLOSSARY

The following terms are frequently used in this Prospectus.

EQUITY SECURITIES are, (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

DEBT SECURITIES are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common stock.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the United States Government, its agencies or other federal governmental entities.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other federal governmental entities, other than the U.S. Government.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which may or may not be members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold without registration pursuant to Rule 144A under the Securities Act of 1933, as amended (the "SECURITIES ACT").

COMMISSION is the Securities and Exchange Commission.

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

                         RESERVE PRIVATE EQUITY SERIES
                          RESERVE EMERGING GROWTH FUND
                   810 SEVENTH AVENUE, NEW YORK, N.Y.  10019
                                 (800) 637-1700
                                 ---------------
                      STATEMENT OF ADDITIONAL INFORMATION



      This Statement of Additional Information describes Reserve Private Equity Series ("Trust") and the Reserve Emerging Growth Fund ("Emerging Growth Fund" or "Fund"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained (without charge) from
Reserve Private Equity Series.  This Statement is dated          1996.



                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
            Investment Policies                                               2
            Other Policies                                                    2
            Trustees and Officers of the Trust                                5
            Investment Management and Other Agreements                        7
            Portfolio Turnover, Transaction Charges and
                  Allocation                                                  8
            Shares of Beneficial Interest                                     8
            Purchase, Redemption and Pricing of Shares                        9
            Distributions and Taxes                                          10
            Performance Information                                          12
            Report of Independent Accountants                                14
            Financial Statements                                             15

                              INVESTMENT POLICIES

      The Fund has adopted as fundamental policies the following limitations on its investment activities. These fundamental policies may not be changed without a majority vote of the Fund shareholders, as defined in the Investment Company Act of 1940. The Emerging Growth Fund may not:

(1) borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount not to exceed 33 1/3% of the market value of its assets; (2) issue senior securities as defined in the Investment Company Act of 1940 except that the Fund may borrow money in accordance with limitation
(1); (3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws; (4) invest 25% or more of the value of its total assets in the securities of issuers in any particular industry; (5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts except the Fund may purchase readily marketable securities of companies holding real estate or interests therein and interest rate futures contracts, stock index futures contracts, and put and call options on interest rate futures contracts; (6) invest in voting securities or in companies for the purpose of exercising control; and (7) purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

      The Fund has reserved the right to purchase and write interest rate futures contracts, and put and call options on interest rate futures contracts. The Fund does not intend to use these techniques for the foreseeable future and that shareholders will be given notice should the Fund determine that they will be used.

      In addition to the fundamental investment policies listed above, the Fund has voluntarily adopted certain policies that may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. In accordance with such policies and restrictions the Fund cannot:

      (1) purchase from or sell investment securities to any of the officers or Trustees of the Trust, its investment Adviser, its investment Sub-Adviser, its principal underwriter or the officers, principals or directors of its investment Adviser, investment Sub-Adviser or principal underwriter; and (2) purchase or retain securities of an issuer any of whose officers, directors, trustees or securityholders is an officer or Trustee of the Trust or a member, officer, director or trustee of the investment Adviser or Sub- Adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2 of 1%) of the securities (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2 of 1%) of such securities together beneficially own more than 5% of such securities or both.


      As a non-diversified company, the Fund is permitted to invest all of its assets in a limited number of issuers. However, it intends to comply with Subchapter M of the Internal Revenue Code in order to qualify as a regulated investment company for federal income tax purposes. To so qualify, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. Government or its agencies or instrumentalities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than the U.S. Government or its agencies or instrumentalities or regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses. In the event of a decline in the market value of the securities of one or more such issuers exceeding 5%, an investment in the Fund could entail greater risk than in a fund which has a policy of diversification.


                                 OTHER POLICIES

LENDING OF SECURITIES. The Fund may, to increase its income, lend its securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present

Guidelines, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the United States Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more negotiated loan fees, interest on securities used as collateral or interest on short term debt securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Fund may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements including the rules of The New York Stock Exchange, which require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. While voting rights may pass with the loaned securities, if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

WARRANTS. The Fund also may invest up to 5% of its net assets in warrants. Included within this amount, may be warrants which are not listed on the New York or American Stock Exchanges. A reason for investing in warrants is to permit the Fund to participate in an anticipated increase in the market value of a security without having to purchase the security to which the warrants relate. Warrants convey no rights to dividends or voting rights, but only an option to purchase equity securities of the issuer at a fixed price. If such securities appreciate, the warrants may be exercised and sold at a gain, but a loss will be incurred if such securities decrease in value or the term of the warrant expires before it is exercised. The 5% limitation does not include warrants acquired by the Fund in units or attached to other securities.

ILLIQUID SECURITIES. The Fund may not invest more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Sub-Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

      Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 for which there is a readily available market will not be deemed to be illiquid if they meet guidelines established by the Board of Trustees. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

RISKS OF OPTIONS TRANSACTIONS. An exchange-traded option position may be closed out only on a national securities exchange ("Exchange") which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an Exchange may exist. In such event, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

      Reasons for the absence of a liquid secondary market on an Exchange include the following (a) insufficient trading interest in certain options; (b) restrictions or transactions imposed by an Exchange; (c) trading halts, suspension or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an Exchange; (e) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(f) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on the Exchange (or in the class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

      In the event of the bankruptcy of a broker through which the Fund engages in options transactions, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an over-the-counter option with a recognized United States securities dealer ("OTC option") purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Sub-Adviser.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the market for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

                       TRUSTEES AND OFFICERS OF THE TRUST

      *BRUCE R. BENT, President, Treasurer and Trustee, 810 Seventh Avenue, New York, New York 10019.

      Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET"),
Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"), Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation, and Chairman and Director of Resrv Partners, Inc. Before 1968, he was associated with Stone & Webster Securities Corp., and previously, Teachers Insurance and Annuity Association.

      EDWIN EHLERT, JR., Trustee, 125 Elm Street, Westfield, New Jersey 07091.

      Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency formerly called Travelong of Westfield, Inc.) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET, RTET and RPES.

      HENRI W. EMMET, Trustee, 176 East 71st Street, New York, New York 10021.

      Mr. Emmet is the Managing Director of Servus Associates, Inc, and U.S.A. Representative of the First National Bank of Southern Africa and Trustee of RF, RET, RNYTET, RTET and RPES. Until 1989, he was Senior Vice President of the New York branch of Banque Nationale de Paris.

      BURTT R. EHRLICH, Trustee, 667 Madison Avenue, New York, New York 10021.

      Mr. Ehrlich is a Director of Benson Eye Care Corp and a private investor. Until 1992, he was President and Chairman of Ehrlich Bober Financial Corp., a municipal securities investment firm.

      *DONALD J. HARRINGTON, C.M, Trustee, St. John's University, Jamaica, New York 11439.

      The Reverend Harrington is President of St. John's University (NY) and a Trustee of RF, RIT, RNYTET, RTET, and RPES. The Reverend Harrington served as President of Niagara University from 1984 to 1989 and was Executive Vice President of Niagara University from 1981 to 1984.

      NIELS W. JOHNSEN, Trustee, 1 Whitehall Street, New York, New York 10004.

      Mr. Johnsen is Chairman of the Board of International Shipholding Corp. and Central Gulf Lines, Inc. (ship cargo carrier), Director of Centennial Insurance Co. and Trustee of The Atlantic companies (insurance), RF, RIT, RNYTET, RTET, and RPES.

      THOMAS L. RHODES, Trustee, 150 East 35th Street, New York, New York 10016

      Mr. Rhodes is President and a member of the Board of Directors of the National Review. From 1976 to 1992 Mr. Rhodes was a partner with Goldman, Sachs & Co., an investment banking firm.

      MARC C. COZZOLINO, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019.

      Mr. Cozzolino is Counsel and Secretary of RF, RIT, RTET, RNYTET, and RPES. Before joining The Reserve Funds in 1994, Mr. Cozzolino was a staff attorney at the New Jersey Bureau of Securities.

      PAT A. COLLETTI, Controller, 810 Seventh Avenue, New York, New York 10019.

      Mr. Colletti is Controller of RF, RIT, RTET, RNYTET, and RPES. Prior to joining The Reserve Funds in 1985, Mr. Colletti was Supervisor of Accounting of Money Market Funds for the Dreyfus Corporation.

---------------
* Interested Trustee within the meaning of the Investment Company Act of 1940.

      Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless regard of the duties involved in the conduct of their office.

                              COMPENSATION TABLE

                           AGGREGATE               TOTAL COMPENSATION
                          COMPENSATION         FROM FUND AND FUND COMPLEX
  NAME OF TRUSTEE          FROM FUND*   (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE*
 ------------------------------------------------------------------------------
 Edwin Ehlert, Jr.             $0                     $16,500
 Henri W. Emmet                $0                     $16,600
 Rev. Donald J. Harrington     $0                     $16,500
 Niels W. Johnsen              $0                     $16,500
 Burtt R. Ehrlich              $0                     $0
 Thomas L. Rhodes              $0                     $0

Amount shown are for the Fund's fiscal year ending May 31, 1995.

                   INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

        THE ADVISER. Reserve Management Company, Inc. ("RMCI" or "Adviser"), 14 Locust Place, Manhasset, New York, NY 11030, a registered investment Adviser, manages the Trust and provides it with investment advice pursuant to an Investment Management Agreement. Under the Investment Management Agreement, the Adviser manages the Fund, is responsible for the day-to-day oversight of the Trust's operations and otherwise administers the affairs of the Trust as it deems advisable subject to the overall control and direction of the Trustees and the investment policies and limitations of the Trust described in the Prospectus and Statement of Additional Information. RMCI pays all employee costs and other ordinary operating costs of the Fund pursuant to the Investment Management Agreement which include: registration fees paid to the commission and state regulators, costs associated with the annual update of each Fund's registration statement, auditing annual financial statements, and printing and mailing costs (exclusive of those associated with the Rule 12b-1 Plans). Excluded from ordinary operating costs are interest charges, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, payments made pursuant to the Trust's Distribution Plan and the fees of the disinterested Trustees, for which the Fund pays its direct or allocated share.

      For its management services, and for paying all of the employee costs, costs of the Sub-Adviser and other ordinary operating expenses of the Trust, RMCI is periodically paid a comprehensive fee, at the annual rate of 1.50% per annum of the average daily net assets of the Fund.

      The Investment Management Agreement is subject to annual review by and must be approved at least annually by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons" as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such renewal. The Agreement terminates automatically upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Adviser.

      THE SUB-ADVISER. Roanoke Asset Management ("Sub-Adviser"), 529 Fifth Avenue, New York, New York 10017, a registered investment Adviser, acts as Sub-Adviser to the Fund. The Adviser and Trust have entered into a Sub-Advisory Agreement with the Sub- Adviser pursuant to which the Adviser will pay any fees of the Sub-Adviser. The Sub-Advisory Agreement is subject to annual review by and must be approved annually by the Trustees, including a majority of those who are not "interested persons" as defined in the Investment Company Act of 1940, cast in person at a meeting called for purpose of voting on such renewal. The agreement automatically terminates upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Sub-Adviser.

      CUSTODIAN. Chemical Bank, 4 New York Plaza, New York, New York 10004 is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust's cash and securities, handles its securities settlements and performs transaction processing for receipts and disbursements in connection with the purchase and sale of the Trust's shares.

      DISTRIBUTION AGREEMENT. Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, New York 10019, is a distributor of the shares of the Trust. RESRV is a "principal underwriter" for the Trust within the meaning of the Investment Company Act of 1940, and as such acts as agent in arranging for the continuous offering of Trust shares. RESRV has the right to enter into dealer agreements with brokers or other persons of its choice for the sale of Trust shares. RESRV's principal business is the distribution of shares of mutual funds and it has retained no underwriting commissions during the last three fiscal years.

      The Distribution Agreement must be approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940.

DISTRIBUTION PLAN. The Trust maintains a Distribution Plan ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a plan adopted by the Board and approved by its shareholders. Pursuant to the Plan, the Distributor or its affiliates may make payments ("assistance payments") to brokers, financial institutions and financial intermediaries ("payees") in respect of Trust shareholder accounts ("qualified accounts") as to which the payee has rendered distribution assistance or other services. The Distributor may also retain amounts to pay for advertising and marketing expenses. Assistance payments by the Distributor are made to payees at an annual rate of .25% of the average net asset value for Class A shares and of 1.00% of the average net asset value for Class D shares. The Trustees have determined that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders and that its costs are primarily intended to result in the sale of the Trust's shares.

      Under the Plan, the Trust's officers report quarterly the amounts and purposes of assistance payments to the Trustees. During the continuance of the Plan the selection and nomination of the disinterested Trustees of the Trust are at the discretion of the disinterested Trustees currently in office.

      The Plan and related agreements may be terminated at any time by a vote of a majority of the outstanding voting securities of the Fund. The Plan and related agreements may be renewed from year to year if approved by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons", as defined in the Investment Company Act of 1940. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a majority vote of the Board of Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

      INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. 1301 Avenue of Americas, New York, New York 10019 is the Trust's independent accountants.

             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

      Subject to the overall supervision of the officers of the Trust, its Board of Trustees, and the Adviser, the Sub-Adviser places all orders for the purchase and sale of the Fund's investment securities. In general, in the purchase and sale of investment securities the Sub-Adviser will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining best price and execution, the Sub-Adviser may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with the Fund's Sub-Adviser, and any statistical, research, or other services provided by the dealer. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined in good faith by the Fund's Sub-Adviser. Brokers or dealers who execute investment securities transactions for the Fund may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers. Subject to procedures adopted by, and the supervision of, the Board of Trustees, the Sub-Adviser is authorized to place portfolio transactions with brokers or dealers affiliated with it provided the commission or fee charged is comparable to that charged by non-affiliated brokers or dealers on comparable transactions involving similar securities being purchased or sold during a comparable period of time on a securities exchange. Any such transactions will be in accordance with Rule 17e-1 under the Investment Company Act of 1940.

      When transactions are made in the over-the-counter market, the Fund deals with the primary market makers unless more favorable prices are otherwise obtainable.


                         SHARES OF BENEFICIAL INTEREST

      The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an interest in the respective series of the Trust proportionately equal to the interest of each other share. If they deem it advisable in the best interests of shareholders, the Trustees of the Trust may classify or reclassify any unissued shares of the Trust by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock. Any changes would be required to comply with any applicable state and Federal securities laws. These currently require that each series be preferred over all other series in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional series would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of the Trust, shareholders are entitled to share pro rata in the net assets of their respective series of the Trust available for distribution to such shareholders. No changes can be made to the Trust's issued shares without shareholder approval.

      Each Fund share when issued is fully paid, nonassessable and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of its series, equal rights to all dividends and other distributions from its series, and one vote for all purposes. Shares of separate series vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      Regulations of the Securities and Exchange Commission provide that if a series is separately affected by a matter requiring a vote (election of Trustees, ratification of independent accountant selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the Trust as a whole), each such series votes separately. Each series votes separately on such matters as approval of the Investment Management Agreement and material amendments to the Plan, which require approval by a majority of the effected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at a meeting of shareholders at which at least 50 percent of the shares of each group are represented.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

      Redemption payments are normally made by check or wire transfer, but the Trust may be authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of portfolio instruments valued at the same time as the redemption net asset value is determined). The Trust has made an election committing it to pay in cash all requests for redemption from the series involved, by any shareholder or record, limited during any 90-day period to the lesser of $250,000 or 1% of the net assets of the series at the beginning of the period. The election is irrevocable pursuant to rules and regulations under the Investment Company Act or 1940 unless withdrawal is permitted by order of the Securities and Exchange Commission. In disposing of such securities an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

      DETERMINATION OF NET ASSET VALUE. Shares are offered at net asset value plus a sales charge (if applicable). The net asset value of each Fund and each class is calculated at the end of each business day (currently 4:00 PM New York time) that the New York Stock Exchange is open for trading and on other days there is a sufficient degree of trading to materially affect the Fund's net asset value. The net asset value is not calculated on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, Christmas Day and on other days the New York Stock Exchange is closed for trading. The net asset value per share of each class is determined by adding the value of all its securities and other assets, subtracting its liabilities and dividing the result by the total number of outstanding shares of each class that represent an interest in the Fund.

      Investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the last bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Market quotations for foreign securities in foreign currencies are translated into United States dollars at the prevailing rates of exchange. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

      REDUCED SALES CHARGE. Officers, directors, full time employees and Trustees, and any trust, pension, profit sharing or qualified retirement plan of the Adviser, Sub-Adviser, the distributor, the Trust and any affiliate thereof may purchase shares of the Fund at the net asset value per share. Spouses and minor children of the foregoing may also purchase shares at net asset value. In addition, Sub-Adviser advisory clients and related persons of such may purchase shares at net asset value.

                            DISTRIBUTIONS AND TAXES

      The following is a general description of certain tax rules relating to the Fund. It is not exhaustive and prospective investors may wish to consult their tax advisers.

      The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 ("Code") so long as such qualification is in the best interests of shareholders. If it so qualifies, in any fiscal year in which it distributes at least 90 percent of its taxable net income, the Fund generally will not be subjected to federal income tax on such distributed amounts. Shareholders of the Fund, however, will be subject to federal income tax on any ordinary net income and net capital gains realized by the Fund and distributed to shareholders as regular or capital gains dividends, whether distributed in cash or in the form of additional shares. Net long term capital gains distributions will be taxable to shareholders as long term capital gains, regardless of the length of time the corresponding shares have been held.

      Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss (if the shares are capital assets in the shareholder's hands) and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

      In order to qualify as a "regulated investment company" under the Code, the Fund must, among other things, in each taxable year distribute at least 90 percent of its taxable income to shareholders, derive at least 90 percent of its gross income from dividends, interest and gains from the sale or disposition of securities and derive less than 30 percent of its gross income from the sale or disposition of securities held for less than three months. Accordingly, the Fund will be subject to certain restrictions including restrictions in the writing of options on securities which have been held for less than three months, purchasing and selling futures contracts held for less than three months, in the writing of options which expire in less than three months, and in effecting closing purchase transactions, with respect to options which have been written less than three months prior to such transactions.

      The Code imposes a non-deductible, 4% excise tax on regulated investment companies that do not distribute to their shareholders in each calendar year an amount equal to (i) 98% of their calendar year ordinary income; plus 98% of their capital gain net income (the excess of short and long term capital losses) for the one year period ending October 31. Dividends declared in December of any year to shareholders of record on any date in December will be deemed to have been received by the shareholders and paid by the Fund on the record date, provided such dividends are paid by February 1 as of the following year.

      Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year, are considered taxable income to shareholders on December 31 in the year declared even though paid in the next year.

      Dividends to shareholders who are non-resident aliens may be subject to a United States withholding tax at a rate of up to 30% under existing provisions of the code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty laws. Non-resident aliens are urged to consult their own tax adviser concerning the applicability of the United States withholding tax.

      The Code includes rules applicable to certain listed options, futures contracts, and options on futures contracts which the Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, generally are required to be treated as sold at market value on the last day of such fiscal year and on certain other dates for federal income tax purposes ("marked-to-market"). Generally, over-the-counter options are not classified as Section 1256 contracts and are not subject to the mark-to market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Fund from transactions in over-the-counter options generally constitute short-term capital gains or losses. If over-the-counter call options written, or over-the-counter put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the counter calls.

      Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to Shareholders.

      The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, this amount, character and timing of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle position, the amount which may be distributed to Shareholder, and which, will be taxed as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

      The Code and the Treasury Regulations thereunder are subject to change by legislative or administrative action either prospectively or retroactively.

      Dividends paid by the Fund are generally expected to be subject to any state or local taxes on income. Shareholders should consult their own attorneys or tax advisers about the tax consequences related to investing in the Fund.

                            PERFORMANCE INFORMATION

      The Fund may from time to time advertise its total return. Total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods or up to the life of the Fund that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                      P (1+T)n = ERV
      Where:          P =      a hypothetical initial payment of $1,000
                      T =      average annual total return
                      n =      number of years
                    ERV =      ending redeemable value of a hypothetical $1,000
                               payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

      In advertising and sales literature, the Fund may compare its performance to (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), the Russell 2000, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc. a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      The Fund may also compute aggregate total return for specified periods based on a hypothetical Fund account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of the account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the maximum sales charge and assumes reinvestment of all income dividends and capital gain distributions during the period.

      The Fund may also quote annual, average annual and annualized total return and aggregate total performance data both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum sales charge will not be included with respect to annual, annualized or aggregate rates of return calculations.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and Board of Trustees of The Reserve Private Equity Series:

        We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Emerging Growth Fund (one of the Funds of the Reserve Private Equity Series) as of May 31, 1995, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period November 14, 1994 (commencement of operations) through May 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995 by correspondence with the custodian and brokers or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Growth Fund of the Reserve Private Equity Series as of May 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the period referred to above, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

New York, New York
June 23, 1995

                   RESERVE EMERGING GROWTH FUND (THE "FUND")
                         NOTES TO FINANCIAL STATEMENTS
                                  MAY 31, 1995


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Reserve Emerging Growth Fund is a separate series of shares issued by The Reserve Private Equity Series (the "Trust"). The Trust was formed under Delaware law as a Delaware business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. There are an unlimited number of shares of beneficial interest of $.001 par value authorized in each series. The accounting policies summarized below are consistently followed in the preparation of the financial statements in conformity with generally accepted accounting principles.

    SECURITY VALUATION

    Portfolio securities are stated at value. A security listed or traded on an exchange is valued at its last sale price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market is valued at the mean between its quoted bid and asked prices.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME

    Securities transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest income is accrued daily. Realized gains and losses from securities transactions and unrealized appreciation or depreciation of securities are reported on the identified cost basis for both financial statement and Federal income tax purposes.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. The effect of these differences for the year ended May 31, 1995 decreased undistributed net investment loss by $9,569, and decreased aggregate paid in capital by $9,569.

    EXPENSES

    Each series is charged only for its direct or allocated (in proportion to net assets) share of expenses.

    FEDERAL INCOME TAXES

    It is the Trust's policy to comply with Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Accordingly, no Federal income tax provision is required.

2.  INVESTMENT ACTIVITY

    Purchases and sales of securities for the period November 14, 1994 (commencement of operations) through May 31, 1995, other than short-term securities, aggregated $1,377,800 and $406,988 respectively.

                   RESERVE EMERGING GROWTH FUND (THE "FUND")
                         NOTES TO FINANCIAL STATEMENTS
                           MAY 31, 1995 - (CONTINUED)

3.  INVESTMENT MANAGEMENT AGREEMENT

    Reserve Management Company, Inc. (RMCI), serves as the Fund's investment adviser and pays substantially all ordinary operating expenses of the Fund for which it receives a comprehensive fee at an annual rate of 1.50% of the average daily net assets of the Fund.

    RMCI is a majority shareholder of the Fund.

4.  DISTRIBUTION ASSISTANCE

    Pursuant to a Distribution Plan, the Fund will make payments of .25% per annum of the average daily net assets of shareholder accounts as to which the payee has rendered distribution assistance. During the period the Fund paid $1,475 in distribution expenses to RMCI.

5.  CAPITAL SHARE TRANSACTIONS

    Transactions in capital shares for the period November 14, 1994 (commencement of operations) through May 31, 1995 were as follows:

                       Shares                         Amount
                       ------                         ------
    Shares sold        218,209                     $2,268,282
    Redeemed          (116,596)                    (1,251,282)
                      ---------                  -------------
    Net Increase       101,613                     $1,017,000
                      =========                  =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                          RESERVE EMERGING GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 1995

ASSETS
Investment in securities, at value
(cost $1,036,354)                                                        $1,204,251
Cash                                                                         51,093
Dividends receivable                                                             60
                                                                         ----------
    Total Assets                                                          1,255,404
                                                                         ----------

LIABILITIES
Payable for investment securities purchased                                  14,534
                                                                         ----------

NET ASSETS                                                               $1,240,870
                                                                         ==========

NET ASSETS CONSIST OF (NOTE 1)
Capital Stock (Par Value $.001 per share)                                $      102
Additional paid in capital                                                1,007,329
Undistributed net realized gain on investments                               65,542
Net unrealized appreciation on investments (Note 1)                         167,897
                                                                         ----------

NET ASSETS, at value, applicable to 101,613 outstanding shares
    of Beneficial Interest (Note 5)                                      $1,240,870
                                                                         ==========

NET ASSET VALUE, and redemption price per share ($1,240,870 / 101,613)   $    12.21
                                                                         ==========
Maximum offering price per share (100/95.5 of $12.21)                    $    12.79
                                                                         ==========


                          RESERVE EMERGING GROWTH FUND
                             STATEMENT OF OPERATIONS

                                                                       NOVEMBER 14, 1994
                                                                        (COMMENCEMENT OF
                                                                        OPERATIONS) THROUGH
                                                                            MAY 31, 1995
                                                                       --------------------
INVESTMENT INCOME
Dividends                                                                    $     755


EXPENSES
Comprehensive fee (Note 3)                                      $   8,849
12b-1 Fee (Note 4)                                                  1,475
                                                                ---------
    Total Expenses                                                              10,324

NET INVESTMENT LOSS                                                             (9,569)

Realized and Unrealized Gain on Investments
Net realized gain on investment securities: (Note 1)
    Proceeds from sales of securities                             406,988
    Cost of securities sold                                      (341,446)      65,542
                                                                ---------
Net unrealized appreciation on investments                                     167,897
                                                                             ---------
Net realized and unrealized gain on investments                                233,439
                                                                             ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ 223,870
                                                                             =========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                          RESERVE EMERGING GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 NOVEMBER 14, 1994
                                                                 (COMMENCEMENT OF
                                                                OPERATIONS) THROUGH
                                                                    MAY 31, 1995
                                                                -------------------
INCREASE IN NET ASSETS
FROM INVESTMENT OPERATIONS:
    Net investment loss                                            $    (9,569)
    Net realized gain from investments                                  65,542
    Net unrealized appreciation                                        167,897
                                                                   -----------
    Net increase in net assets resulting from
       operations                                                      223,870
                                                                   -----------
FROM CAPITAL SHARE TRANSACTIONS (Note 5)
    Net proceeds from sales of shares                                2,268,282
    Cost of shares redeemed                                         (1,251,282)
                                                                   -----------
    Net increase in net assets resulting from
       share transactions                                            1,017,000
                                                                   -----------
NET INCREASE IN NET ASSETS                                           1,240,870
NET ASSETS:

    Beginning of period                                                      0
                                                                   -----------
    End of period                                                  $ 1,240,870
                                                                   ===========


                    SEE NOTES TO FINANCIAL STATEMENTS.

                    RESERVE EMERGING GROWTH FUND (THE "FUND")
                          NOTES TO FINANCIAL STATEMENTS
                           MAY 31, 1995 - (CONTINUED)

6.  FINANCIAL HIGHLIGHTS (FOR ONE SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                  NOVEMBER 14, 1994
                                                  (COMMENCEMENT OF
                                                 OPERATIONS) THROUGH
                                                    MAY 31, 1995
                                                 -------------------
Net asset value, beginning of period                     $10.00
                                                         ------
Income from investment operations
    Net investment loss                                    (.09)
    Net realized and unrealized gain                       2.30
                                                         ------
Total from investment operations                           2.21
                                                         ------
Net asset value, end of period                           $12.21
                                                         ======

Total Return                                              22.10%(2)

RATIOS/SUPPLEMENTAL DATA

Net assets in thousands, end of period                   $1,241
Ratio of expenses to average net assets                    1.75%(1)
Ratio of net investment loss to average
   net assets                                             (1.62)%(1)

Portfolio turnover rate                                      43%

-------

(1) Annualized

(2) Total return is not annualized, and does not reflect impact of sales load.

                          RESERVE EMERGING GROWTH FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1995

   COMMON STOCKS                                                        VALUE
                                                          SHARES      (NOTE 1)
                                                          ------      --------
   BIO-TECHNOLOGY (2.1%)
*  Genzyme Corp.                                             700     $ 25,900
                                                                     --------

   CAPITAL GOODS - DIVERSIFIED (2.4%)
   Danaher Corp.                                           1,000       30,250
                                                                     --------

   CAPITAL GOODS/INDUSTRIAL (12.0%)
*  Benchmark Electronics Inc.                              1,000       21,500
   Magna International Inc. Cl. A                            700       26,600
*  Quad Systems Corp.                                      2,300       20,700
*  Richey Electronics Inc.                                 3,500       24,063
*  Vishay Intertechnology Inc.                               840       55,545
                                                                     --------
                                                                      148,408
                                                                     --------

   COMMUNICATION - CONTENT (1.8%)
*  Wescott Communications                                  1,500       22,500
                                                                     --------

   COMMUNICATION - EQUIPMENT (8.9%)
*  Anadrigics Inc.                                         1,500       25,875
   E.C.I. Telecom Ltd                                        900       15,188
*  Premisys Communications Inc.                            1,000       50,750
   Scientific-Atlanta Inc.                                 1,000       18,625
                                                                     --------
                                                                      110,438
                                                                     --------

   COMMUNICATION - NETWORK (5.4%)
*  Heartland Wireless Communications Inc.                  1,500       34,500
*  Intelcom Group Inc.                                     1,000        8,875
*  People's Choice TV Corp.                                1,000       24,187
                                                                     --------
                                                                       67,562
                                                                     --------

   COMPUTER NETWORKING (7.4%)
*  Ascend Communications Inc.                                900       34,875
*  Lin Television Corp.                                      400       14,400
*  Network Peripherals Inc.                                1,000       22,000
*  Shiva Corp.                                               500       19,375
                                                                     --------
                                                                       90,650
                                                                     --------

   COMPUTER SOFTWARE (8.1%)
   Autodesk Inc.                                             800       29,600
*  Data Translation Inc.                                   1,000       27,250
*  Symantec Corp.                                            800       18,400
*  Tivoli Systems Inc.                                       700       25,375
                                                                     --------
                                                                      100,625
                                                                     --------

   CONSUMER GROWTH (3.7%)
*  Conso Products Co.                                      1,800       25,200
*  Electronic Arts Co.                                       800       20,600
                                                                     --------
                                                                       45,800
                                                                     --------

   ELECTRONIC COMPONENTS - SEMICONDUCTOR (16.3%)
*  Cirrus Logic Inc.                                         500       24,625
*  Gasonics International Corp.                            2,000       49,000
*  Integrated Device Technology Inc.                         700       30,450
*  KLA Instruments Corp.                                     500       34,875
*  Kulicke & Soffa Industries Inc.                         1,500       63,750
                                                                     --------
                                                                      202,700
                                                                     --------


                          RESERVE EMERGING GROWTH FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                           MAY 31, 1995 - (CONTINUED)

   COMMON STOCKS (CONTINUED)                                         VALUE
                                                          SHARES    (NOTE 1)
                                                          ------    --------
   ENERGY (1.9%)
   Cross Timbers Oil Co.                                  1,500   $   23,625
                                                                  ----------

   HEALTH (5.8%)
*  National Dentex Corp.                                  3,000       39,000
*  Pacificare Health Systems Inc. CI.B                      500       33,125
                                                                  ----------
                                                                      72,125
                                                                  ----------

   MANAGED CARE (7.2%)
*  Healthsource Inc.                                        700       27,650
*  Horizon Healthcare Corp.                               1,000       18,250
*  Humana Inc.                                            1,000       21,125
*  Phycor Inc.                                              750       22,594
                                                                  ----------
                                                                      89,619
                                                                  ----------

   MISC. CONSUMER (2.2%)
*  On Assignment Inc.                                     1,500       26,812
                                                                  ----------

   RESTAURANTS (2.9%)
*  Cheesecake Factory Inc.                                  700       17,412
*  Outback Steakhouse Inc.                                  600       17,925
                                                                  ----------
                                                                      35,337
                                                                  ----------

   RETAIL - SPECIALTY (5.6%)
*  AnnTaylor Stores Corp.                                   600       12,525
*  Staples Inc.                                           1,000       28,250
*  The Sports Authority Inc.                              1,500       28,875
                                                                  ----------
                                                                      69,650
                                                                  ----------

   SYSTEM SOFTWARE/CLIENT SERVER (3.4%)
*  Informix Corp.                                         1,000       42,250
                                                                  ----------


   TOTAL COMMON STOCKS (Cost $1,036,354) (97.10%)                  1,204,251

   Other assets, less liabilities (2.90%)                             36,619
                                                                  ----------
   NET ASSETS ( 100%)                                             $1,240,870
                                                                  ==========

   Value of investments are shown as a percentage of Net Assets

* Non-income producing security.

For Federal income tax purposes the tax basis of investments owned at May 31, 1995 was $1,036,354, the aggregate gross unrealized appreciation for all investments was $225,397 and aggregate gross unrealized depreciation for all investments was $57,500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                         RESERVE PRIVATE EQUITY SERIES
                          RESERVE MID-CAP GROWTH FUND
                   810 SEVENTH AVENUE, NEW YORK, N.Y.  10019
                                 (800) 637-1700
                                ---------------
                      STATEMENT OF ADDITIONAL INFORMATION



      This Statement of Additional Information describes Reserve Private Equity Series ("Trust") and the Reserve Mid-Cap Growth Fund ("Mid-Cap Growth Fund" or "Fund"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained (without charge) from
Reserve Private Equity Series.  This Statement is dated            1996.




                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
            Investment Policies
            Other Policies
            Trustees and Officers of the Trust
            Investment Management and Other Agreements
            Portfolio Turnover, Transaction Charges and
                  Allocation
            Shares of Beneficial Interest
            Purchase, Redemption and Pricing of Shares
            Distributions and Taxes
            Performance Information
            Report of Independent Accountants
            Financial Statements

                              INVESTMENT POLICIES

      The Fund has adopted as fundamental policies the following limitations on its investment activities. These fundamental policies may not be changed without a majority vote of the Fund shareholders, as defined in the Investment Company Act of 1940. The Mid-Cap Growth Fund may not:

(1) borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount not to exceed 33 1/3% of the market value of its assets; (2) issue senior securities as defined in the Investment Company Act of 1940 except that the Fund may borrow money in accordance with limitation (1); (3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws; (4) invest 25% or more of the value of its total assets in the securities of issue in any particular industry; (5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts except the Fund may purchase readily marketable securities of companies holding real estate or interests therein and interest rate futures contracts, stock index futures contracts, and put and call options on interest rate futures contracts; (6) invest in voting securities or in companies for the purpose of exercising control; and (7) purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

      The Fund has reserved the right to purchase and write interest rate futures contracts, and put and call options on interest rate futures contracts. The Fund does not intend to use these techniques for the foreseeable future and that shareholders will be given notice should the Fund determine that they will be used.

      In addition to the fundamental investment policies listed above, the Fund has voluntarily adopted certain policies that may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. In accordance with such policies and restrictions the Fund cannot:

      (1) purchase from or sell investment securities to any of the officers or Trustees of the Trust, its investment Adviser, its investment Sub-Adviser, its principal underwriter or the officers, principals or directors of its investment Adviser, investment Sub-Adviser or principal underwriter; and (2) purchase or retain securities of an issuer any of whose officers, directors, trustees or securityholders is an officer or Trustee of the Trust or a member, officer, director or trustee of the investment adviser or Sub- Adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2 of 1%) of the securities (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2 of 1%) of such securities together beneficially own more than 5% of such securities or both.


      As a non-diversified company, the Fund is permitted to invest all of its assets in a limited number of issuers. However, it intends to comply with Subchapter M of the Internal Revenue Code in order to qualify as a regulated investment company for federal income tax purposes. To so qualify, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. Government or its agencies or instrumentalities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than the U.S. Government or its agencies or instrumentalities or regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses. In the event of a decline in the market value of the securities of one or more such issuers exceeding 5%, an investment in the Fund could entail greater risk than in a fund which has a policy of diversification.

                                 OTHER POLICIES

LENDING OF SECURITIES. The Fund may, to increase its income, lend its securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present Guidelines, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the United States Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more negotiated loan fees, interest on securities used as collateral or interest on short term debt securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Fund may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements including the rules of The New York Stock Exchange, which require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. While voting rights may pass with the loaned securities, if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

WARRANTS. The Fund also may invest up to 5% of its net assets in warrants. Included within this amount, may be warrants which are not listed on the New York or American Stock Exchanges. A reason for investing in warrants is to permit the Fund to participate in an anticipated increase in the market value of a security without having to purchase the security to which the warrants relate. Warrants convey no rights to dividends or voting rights, but only an option to purchase equity securities of the issuer at a fixed price. If such securities appreciate, the warrants may be exercised and sold at a gain, but a loss will be incurred if such securities decrease in value or the term of the warrant expires before it is exercised. The 5% limitation does not include warrants acquired by the Fund in units or attached to other securities.

RISKS OF OPTIONS TRANSACTIONS. An exchange-traded option position may be closed out only on a national securities exchange ("Exchange") which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an Exchange may exist. In such event, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

      Reasons for the absence of a liquid secondary market on an Exchange include the following (a) insufficient trading interest in certain options; (b) restrictions or transactions imposed by an Exchange; (c) trading halts, suspension or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an Exchange; (e) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(f) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on the Exchange (or in the class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

      In the event of the bankruptcy of a broker through which the Fund engages in options transactions, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an over-the-counter option with a recognized United States securities dealer ("OTC option") purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Sub-Adviser.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the market for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

                       TRUSTEES AND OFFICERS OF THE TRUST

      *BRUCE R. BENT, President, Treasurer and Trustee, 810 Seventh Avenue, New York, New York 10019.

      Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET"),
Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"), Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation, and Chairman and Director of Resrv Partners, Inc. Before 1968, he was associated with Stone & Webster Securities Corp., and previously, Teachers Insurance and Annuity Association.

      EDWIN EHLERT, JR., Trustee, 125 Elm Street, Westfield, New Jersey 07091.

      Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency formerly called Travelong of Westfield, Inc.) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET, RTET and RPES.

      HENRI W. EMMET, Trustee, 176 East 71st Street, New York, New York 10021.

      Mr. Emmet is the Managing Director of Servus Associates, Inc, and U.S.A. Representative of the First National Bank of Southern Africa and Trustee of RF, RET, RNYTET, RTET and RPES. Until 1989, he was Senior Vice President of the New York branch of Banque Nationale de Paris.

      BURTT R. EHRLICH, Trustee, 667 Madison Avenue, New York, New York 10021.

      Mr. Ehrlich is a Director of Benson Eye Care Corp and a private investor. Until 1992, he was President and Chairman of Ehrlich Bober Financial Corp., a municipal securities investment firm.

      *DONALD J. HARRINGTON, C.M, Trustee, St. John's University, Jamaica, New York 11439.

      The Reverend Harrington is President of St. John's University (NY) and a Trustee of RF, RIT, RNYTET, RTET and RPES. The Reverend Harrington served as President of Niagara University from 1984 to 1989 and was Executive Vice President of Niagara University from 1981 to 1984. The Reverend Harrington also served as Director of the Bear Stearns Companies Inc. since 1993.

      NIELS W. JOHNSEN, Trustee, 1 Whitehall Street, New York, New York 10004.

      Mr. Johnsen is Chairman of the Board of International Shipholding Corp. and Central Gulf Lines, Inc. (ship cargo carrier), Director of Centennial Insurance Co. and Trustee of The Atlantic companies (insurance), RF, RIT, RNYTET, RTET, and RPES.

      THOMAS L. RHODES, Trustee, 150 East 35th Street, New York, New York 10016

      Mr. Rhodes is President and a member of the Board of Directors of the National Review. From 1976 to 1992 Mr. Rhodes was a partner with Goldman, Sachs & Co., an investment banking firm.

      MARC C. COZZOLINO, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019.

      Mr. Cozzolino is Counsel and Secretary of RF, RIT, RTET, RNYTET, and RPES. Before joining The Reserve Funds in 1994, Mr. Cozzolino was a staff attorney at the New Jersey Bureau of Securities.

      PAT A. COLLETTI, Controller, 810 Seventh Avenue, New York, New York 10019.

      Mr. Colletti is Controller of RF, RIT, RTET, RNYTET and RPES. Prior to joining The Reserve Funds in 1985, Mr. Colletti was Supervisor of Accounting of Money Market Funds for the Dreyfus Corporation.

---------------
* Interested Trustee within the meaning of the Investment Company Act of 1940.

      Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless regard of the duties involved in the conduct of their office.

                              COMPENSATION TABLE

                           AGGREGATE               TOTAL COMPENSATION
                          COMPENSATION         FROM FUND AND FUND COMPLEX
  NAME OF TRUSTEE          FROM FUND*   (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE*
 ------------------------------------------------------------------------------
 Edwin Ehlert, Jr.             $0                     $16,500
 Henri W. Emmet                $0                     $16,600
 Rev. Donald J. Harrington     $0                     $16,500
 Niels W. Johnsen              $0                     $16,500
 Burtt R. Ehrlich              $0                     $0
 Thomas L. Rhodes              $0                     $0

Amount shown are for the Fund's fiscal year ending May 31, 1995.


                   INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

      The Adviser. Reserve Management Company, Inc. ("Adviser"), 14 Locust Place, Manhasset, New York, NY 11030, a registered investment adviser, manages the Trust and provides it with investment advice pursuant to an Investment Management Agreement. Under the Investment Management Agreement, the Adviser manages the Fund, is responsible for the day-to-day oversight of the Trust's operations and otherwise administers the affairs of the Trust as it deems advisable subject to the overall control and direction of the Trustees and the investment policies and limitations of the Trust described in the Prospectus and Statement of Additional Information. RMCI pays all employee costs and other ordinary operating costs of the Fund pursuant to the Investment Management Agreement which include: registration fees paid to the commission and state regulators, costs associated with the annual update of each Fund's registration statement, auditing annual financial statements, and printing and mailing costs (exclusive of those associated with the Rule 12b-1 Plans).
Excluded from ordinary operating costs are interest charges, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, payments made pursuant to the Trust's Distribution Plan and the fees of the disinterested Trustees, for which the Fund pays its direct or allocated share.

      For its management services, and for paying all of the employee costs, costs of the Sub-Adviser and other ordinary operating expenses of the Trust, RMCI is periodically paid a comprehensive fee, at the annual rate of 1.50% per annum of the average daily net assets of the Fund.

      The Investment Management Agreement is subject to annual review by and must be approved at least annually by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons" as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such renewal. The Agreement terminates automatically upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Adviser.

      THE SUB-ADVISER. Cambridge Equity Advisors ("Sub-Adviser"), 5214 Maryland Way, Suite 309, Brentwood, Tennessee 37027 a registered investment Adviser, acts as Sub-Adviser to the Fund. The Adviser and Trust have entered into a Sub-Advisory Agreement with the Sub-Adviser pursuant to which the Adviser will pay any fees of the Sub-Adviser. The Sub-Advisory Agreement is subject to annual review by and must be approved annually by the Trustees, including a majority of those who are not "interested persons" as defined in the Investment Company Act of 1940, cast in person at a meeting called for purpose of voting on such renewal. The agreement automatically terminates upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Sub-Adviser.

      CUSTODIAN. Chemical Bank, 4 New York Plaza, New York, New York 10004 is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust's cash and securities, handles its securities settlements and performs transaction processing for receipts and disbursements in connection with the purchase and sale of the Trust's shares.

      DISTRIBUTION AGREEMENT. Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, New York 10019, is a distributor of the shares of the Trust. RESRV is a "principal underwriter" for the Trust within the meaning of the Investment Company Act of 1940, and as such acts as agent in arranging for the continuous offering of Trust shares. RESRV has the right to enter into dealer agreements with brokers or other persons of its choice for the sale of Trust shares. RESRV's principal business is the distribution of shares of mutual funds and it has retained no underwriting commissions during the last three fiscal years.

      The Distribution Agreement must be approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940.

      DISTRIBUTION PLAN. The Trust maintains a Distribution Plan ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a plan adopted by the Board and approved by its shareholders. Pursuant to the Plan, the Distributor or its affiliates may make payments ("assistance payments") to brokers, financial institutions and financial intermediaries ("payees") in respect of Trust shareholder accounts ("qualified accounts") as to which the payee has rendered distribution assistance or other services. The Distributor may also retain
amounts to pay for advertising and marketing expenses.   Assistance payments by
the Distributor are made to payees at an annual rate of .25% of the average net asset value for Class A shares and at an annual rate of 1.00% of the average net asset value for Class D shares. The Trustees have determined that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders and that its costs are primarily intended to result in the sale of the Trust's shares.

      Under the Plan, the Trust's officers report quarterly the amounts and purposes of assistance payments to the Trustees. During the continuance of the Plan the selection and nomination of the disinterested Trustees of the Trust are at the discretion of the disinterested Trustees currently in office.

      The Plan and related agreements may be terminated at any time by a vote of a majority of the outstanding voting securities of the Fund. The Plan and related agreements may be renewed from year to year if approved by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons", as defined in the Investment Company Act of 1940. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a majority vote of the Board of Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

      INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., 1301 Avenue of Americas, New York, New York 10019 is the Trust's independent accountants.


             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

      Subject to the overall supervision of the officers of the Trust, its Board of Trustees, and the Adviser, the Sub-Adviser places all orders for the purchase and sale of the Fund's investment securities. In general, in the purchase and sale of investment securities the Sub-Adviser will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining best price and execution, the Sub-Adviser may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with the Fund's Sub-Adviser, and any statistical, research, or other services provided by the dealer. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined in good faith by the Fund's Sub-Adviser. Brokers or dealers who execute investment securities transactions for the Fund may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers. Subject to procedures adopted by, and the supervision of, the Board of Trustees, the Sub-Adviser is authorized to place portfolio transactions with brokers or dealers affiliated with it provided the commission or fee charged is comparable to that charged by non-affiliated brokers or dealers on comparable transactions involving similar securities being purchased or sold during a comparable period of time on a securities exchange. Any such transactions will be in accordance with Rule 17e-1 under the Investment Company Act of 1940.

      When transactions are made in the over-the-counter market, the Fund deals with the primary market makers unless more favorable prices are otherwise obtainable.




                         SHARES OF BENEFICIAL INTEREST

      The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an interest in the respective series of the Trust proportionately equal to the interest of each other share. If they deem it advisable in the best interests of shareholders, the Trustees of the Trust may classify or reclassify any unissued shares of the Trust by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock. Any changes would be required to comply with any applicable state and Federal securities laws. These currently require that each series be preferred over all other series in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional series would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of the Trust, shareholders are entitled to share pro rata in the net assets of their respective series of the Trust available for distribution to such shareholders. No changes can be made to the Trust's issued shares without shareholder approval.

      Each Fund share when issued is fully paid, nonassessable and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of its series, equal rights to all dividends and other distributions from its series, and one vote for all purposes. Shares of separate series vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


      Regulations of the Securities and Exchange Commission provide that if a series is separately affected by a matter requiring a vote (election of Trustees, ratification of independent accountant selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the Trust as a whole), each such series votes separately. Each series votes separately on such matters as approval of the Investment Management Agreement and material amendments to the Plan, which require approval by a majority of the effected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at a meeting of shareholders at which at least 50 percent of the shares of each group are represented.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

      Redemption payments are normally made by check or wire transfer, but the Trust may be authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of portfolio instruments valued at the same time as the redemption net asset value is determined). The Trust has made an election committing it to pay in cash all requests for redemption from the series involved, by any shareholder or record, limited during any 90-day period to the lesser of $250,000 or 1% of the net assets of the series at the beginning of the period. The election is irrevocable pursuant to rules and regulations under the Investment Company Act or 1940 unless withdrawal is permitted by order of the Securities and Exchange Commission. In disposing of such securities an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

      DETERMINATION OF NET ASSET VALUE. Shares are offered at net asset value plus a sales charge (if applicable). The net asset value of the Fund is calculated at the end of each business day (currently 4:00 PM New York time) that the New York Stock Exchange is open for trading and on other days there is a sufficient degree of trading to materially affect the Fund's net asset value. The net asset value is not calculated on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, Christmas Day and on other days the New York Stock Exchange is closed for trading. The net asset value per share of the Fund is determined by adding the value of all its securities and other assets, subtracting its liabilities and dividing the result by the total number of the class' outstanding shares that represent the class' proportionate interest in the Fund.

      Investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the last bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Market quotations for foreign securities in foreign currencies are translated into United States dollars at the prevailing rates of exchange. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

      REDUCED SALES CHARGE. Officers, directors, full time employees and Trustees, and any trust, pension, profit sharing or qualified retirement plan of the Adviser, Sub-Adviser, the distributor, the Trust and any affiliate thereof may purchase shares of the Fund at the net asset value per share. Spouses and minor children of the foregoing may also purchase shares at net asset value. In addition, Sub-Adviser advisory clients and related persons of such may purchase shares at net asset value.


                            DISTRIBUTIONS AND TAXES

      The following is a general description of certain tax rules relating to the Fund. It is not exhaustive and prospective investors may wish to consult their tax advisers.

      The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 ("Code") so long as such qualification is in the best interests of shareholders. If it so qualifies, in any fiscal year in which it distributes at least 90 percent of its taxable net income, the Fund generally will not be subjected to federal income tax on such distributed amounts. Shareholders of the Fund, however, will be subject to federal income tax on any ordinary net income and net capital gains realized by the Fund and distributed to shareholders as regular or capital gains dividends, whether distributed in cash or in the form of additional shares. Net long term capital gains distributions will be taxable to shareholders as long term capital gains, regardless of the length of time the corresponding shares have been held.

      Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss (if the shares are capital assets in the shareholder's hands) and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

      In order to qualify as a "regulated investment company" under the Code, the Fund must, among other things, in each taxable year distribute at least 90 percent of its taxable income to shareholders, derive at least 90 percent of its gross income from dividends, interest and gains from the sale or disposition of securities and derive less than 30 percent of its gross income from the sale or disposition of securities held for less than three months. Accordingly, the Fund will be subject to certain restrictions including restrictions in the writing of options on securities which have been held for less than three months, purchasing and selling futures contracts held for less than three months, in the writing of options which expire in less than three months, and in effecting closing purchase transactions, with respect to options which have been written less than three months prior to such transactions.

      The Code imposes a non-deductible, 4% excise tax on regulated investment companies that do not distribute to their shareholders in each calendar year an amount equal to (i) 98% of their calendar year ordinary income; plus 98% of their capital gain net income (the excess of short and long term capital losses) for the one year period ending October 31. Dividends declared in December of any year to shareholders of record on any date in December will be deemed to have been received by the shareholders and paid by the Fund on the record date, provided such dividends are paid by February 1 as of the following year.


      Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year, are considered taxable income to shareholders on December 31 in the year declared even though paid in the next year.

      Dividends to shareholders who are non-resident aliens may be subject to a United States withholding tax at a rate of up to 30% under existing provisions of the code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty laws. Non-resident aliens are urged to consult their own tax adviser concerning the applicability of the United States withholding tax.

      The Code includes rules applicable to certain listed options, futures contracts, and options on futures contracts which the Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, generally are required to be treated as sold at market value on the last day of such fiscal year and on certain other dates for federal income tax purposes ("marked-to-market"). Generally, over- the-counter options are not classified as Section 1256 contracts and are not subject to the mark-to market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Fund from transactions in over-the-counter options generally constitute short-term capital gains or losses. If over-the-counter call options written, or over-the-counter put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the counter calls.

      The Code and the Treasury Regulations thereunder are subject to change by legislative or administrative action either prospectively or retroactively.

      Dividends paid by the Fund are generally expected to be subject to any state or local taxes on income. Shareholders should consult their own attorneys or tax advisers about the tax consequences related to investing in the Fund.

                            PERFORMANCE INFORMATION

      The Fund may from time to time advertise its total return. Total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods or up to the life of the Fund that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)n = ERV
      Where:         P =     a hypothetical initial payment of $1,000
                     T =     average annual total return
                     n =     number of years
                   ERV =     ending redeemable value of a hypothetical $1,000
                             payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

      In advertising and sales literature, the Fund may compare its performance to (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), the Russell 2000, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc. a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


      The Fund may also compute aggregate total return for specified periods based on a hypothetical Fund account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of the account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the maximum sales charge and assumes reinvestment of all income dividends and capital gain distributions during the period.

      The Fund may also quote annual, average annual and annualized total return and aggregate total performance data both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum sales charge will not be included with respect to annual, annualized or aggregate rates of return calculations.

                         RESERVE PRIVATE EQUITY SERIES
                         RESERVE BLUE CHIP GROWTH FUND
                   810 SEVENTH AVENUE, NEW YORK, N.Y.  10019
                                 (800) 637-1700
                                ---------------
                      STATEMENT OF ADDITIONAL INFORMATION


      This Statement of Additional Information describes Reserve Private Equity Series and the Reserve Blue Chip Growth Fund ("Growth Fund" or "Fund"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained (without charge) from Reserve Private Equity
Series.  This Statement is dated                       1995.


                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
            Investment Policies
            Other Policies
            Trustees and Officers of the Trust
            Investment Management and Other Agreements
            Portfolio Turnover, Transaction Charges and
                  Allocation
            Shares of Beneficial Interest
            Purchase, Redemption and Pricing of Shares
            Distributions and Taxes
            Performance Information
            Report of Independent Accountants
            Financial Statements

                               INVESTMENT POLICIES

      The Fund has adopted as fundamental policies the following limitations on its investment activities. These fundamental policies may not be changed without a majority vote of the Fund shareholders, as defined in the Investment Company Act of 1940. The Blue Chip Growth Fund may not:

(1) borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount not to exceed 33 1/3% of the market value of its assets; (2) issue senior securities as defined in the Investment Company Act of 1940 except that the Fund may borrow money in accordance with limitation (1);
(3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws; (4) invest 25% or more of the value of its total assets in the securities of issuers in any particular industry; (5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts except the Fund may purchase readily marketable securities of companies holding real estate or interests therein and interest rate futures contracts, stock index futures contracts, and put and call options on interest rate futures contracts; (6) invest in voting securities or in companies for the purpose of exercising control.

      The Fund has reserved the right to purchase and write interest rate futures contracts, and put and call options on interest rate futures contracts. The Fund does not intend to use these techniques for the foreseeable future and that shareholders will be given notice should the Fund determine that they will be used.


      In addition to the fundamental investment policies listed above, the Fund has voluntarily adopted certain policies that may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. In accordance with such policies and restrictions the Fund cannot:

      (1) purchase from or sell investment securities to any of the officers or Trustees of the Trust, its investment Adviser its investment Sub-Adviser, its principal underwriter or the officers, principals or directors of its investment Adviser, investment Sub-Adviser or principal underwriter; and (2) purchase or retain securities of an issuer any of whose officers, directors, trustees or securityholders is an officer or Trustee of the Trust or a member, officer, director or trustee of the investment Adviser or Sub-Adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2 of 1%) of the securities (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2 of 1%) of such securities together beneficially own more than 5% of such securities or both.


      As a non-diversified company, the Fund is permitted to invest all of its assets in a limited number of issuers. However, it intends to comply with Subchapter M of the Internal Revenue Code in order to qualify as a regulated investment company for federal income tax purposes. To so qualify, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. Government or its agencies or instrumentalities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than the U.S. Government or its agencies or instrumentalities or regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses. In the event of a decline in the market value of the securities of one or more such issuers exceeding 5%, an investment in the Fund could entail greater risk than in a fund which has a policy of diversification.

                                 OTHER POLICIES

LENDING OF SECURITIES. The Fund may, to increase its income, lend its securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present Guidelines, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the United States Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more negotiated loan fees, interest on securities used as collateral or interest on short term debt securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Fund may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements including the rules of The New York Stock Exchange, which require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. While voting rights may pass with the loaned securities, if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

WARRANTS. The Fund also may invest up to 5% of its net assets in warrants. Included within this amount, may be warrants which are not listed on the New York or American Stock Exchanges. A reason for investing in warrants is to permit the Fund to participate in an anticipated increase in the market value of a security without having to purchase the security to which the warrants relate. Warrants convey no rights to dividends or voting rights, but only an option to purchase equity securities of the issuer at a fixed price. If such securities appreciate, the warrants may be exercised and sold at a gain, but a loss will be incurred if such securities decrease in value or the term of the warrant expires before it is exercised. The 5% limitation does not include warrants acquired by the Fund in units or attached to other securities.



                       TRUSTEES AND OFFICERS OF THE TRUST

         *BRUCE R. BENT, President, Treasurer and Trustee, 810 Seventh Avenue, New York, New York 10019.

         Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET"), Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity
Series ("RPES"), Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management

Corporation, and Chairman and Director of Resrv Partner, Inc. Before 1968, he was associated with Stone & Webster Securities Corp., and previously, Teachers Insurance and Annuity Association.

      EDWIN EHLERT, JR., Trustee, 125 Elm Street, Westfield, New Jersey 07091.

      Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency formerly called Travelong of Westfield, Inc.) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET, RTET, and RPES.

      HENRI W. EMMET, Trustee, 176 East 71st Street, New York, New York 10021.

      Mr. Emmet is the Managing Director of Servus Associates, Inc. and U.S.A. Representative of the First National Bank of Southern Africa and Trustee of RF, RET, RNYTET, RTET, and RPES. Until 1989, he was Senior Vice President of the New York branch of Banque Nationale de Paris.

      BURTT R. EHRLICH, Trustee, 667 Madison Avenue, New York, New York 10021.

      Mr. Ehrlich is a Director of Benson Eye Care Corp and a private investor. Until 1992, he was President and Chairman of Ehrlich Bober Financial Corp., a municipal securities investment firm.

      *DONALD J. HARRINGTON, C.M, Trustee, St. John's University, Jamaica, New York 11439.

      The Reverend Harrington is President of St. John's University (NY) and a Trustee of RF, RIT, RNYTET, RTET, and RPES. The Reverend Harrington served as President of Niagara University from 1984 to 1989 and was Executive Vice President of Niagara University from 1981 to 1984.

      NIELS W. JOHNSEN, Trustee, 1 Whitehall Street, New York, New York 10004.

      Mr. Johnsen is Chairman of the Board of International Shipholding Corp. and Central Gulf Lines, Inc. (ship cargo carrier), Director of Centennial Insurance Co. and Trustee of The Atlantic companies (insurance), RF, RIT, RNYTET, RTET, and RPES.

      THOMAS L. RHODES, Trustee, 150 East 35th Street, New York, New York 10016

      Mr. Rhodes is President and a member of the Board of Directors of the National Review. From 1976 to 1992 Mr. Rhodes was a partner with Goldman, Sachs & Co., an investment banking firm.

      MARC C. COZZOLINO, Counsel and Secretary, 810 Seventh Avenue, New York, New York 10019.

      Mr. Cozzolino is Counsel and Secretary of RF, RIT, RTET, RNYTET, and RPES. Before joining The Reserve Funds in 1994, Mr. Cozzolino was a staff attorney at the New Jersey Bureau of Securities.

      PAT A. COLLETTI, Controller, 810 Seventh Avenue, New York, New York 10019.

      Mr. Colletti is Controller of RF, RIT, RTET, RNYTET, and RPES. Prior to joining The Reserve Funds in 1985, Mr. Colletti was Supervisor of Accounting of Money Market Funds for the Dreyfus Corporation.

---------------
* Interested Trustee within the meaning of the Investment Company Act of 1940.

      Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless regard of the duties involved in the conduct of their office.

                              COMPENSATION TABLE

                           AGGREGATE               TOTAL COMPENSATION
                          COMPENSATION         FROM FUND AND FUND COMPLEX
  NAME OF TRUSTEE          FROM FUND*   (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE*
 ------------------------------------------------------------------------------
 Edwin Ehlert, Jr.             $0                     $16,500
 Henri W. Emmet                $0                     $16,600
 Rev. Donald J. Harrington     $0                     $16,500
 Niels W. Johnsen              $0                     $16,500
 Burtt R. Ehrlich              $0                     $0
 Thomas L. Rhodes              $0                     $0

Amount shown are for the Fund's fiscal year ending May 31, 1995.

                   INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

THE ADVISER. Reserve Management Company, Inc. ("Adviser"), 14 Locust Place, Manhasset, New York 11030, a registered investment Adviser, manages the Trust and provides it with investment advice pursuant to an Investment Management Agreement. Under the Investment Management Agreement, the Adviser manages the Fund, including effecting purchases and sales of investment securities, is responsible for the day-to-day oversight of the Trust's operations and to otherwise administer the affairs of the Trust as it deems advisable subject to the overall control and direction of the Trustees and the investment policies and limitations of the Trust described in the Prospectus and Statement of Additional Information. RMCI pays all employee costs and other ordinary operating costs of each Fund pursuant to the Investment Management Agreement which include: registration fees paid to the commission and state regulators, costs associated with the annual update of each Fund's registration statement, auditing annual financial statements, and printing and mailing costs (exclusive of those associated with the Rule 12b-1 Plans). Excluded from ordinary operating costs are interest charges, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, payments made pursuant to the Trust's Distribution Plan and the fees of the disinterested Trustees, for which the Fund pays its direct or allocated share.

      For its management services, and for paying all of the employee costs, costs of the Sub-Adviser and other ordinary operating expenses of the Trust, RMCI is periodically paid a comprehensive fee, at the annual rate of 1.50% per annum of the average daily net assets of the Fund.

      The Investment Management Agreement is subject to annual review by and must be approved at least annually by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons" as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such renewal. The Agreement terminates automatically upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Adviser.

      THE SUB-ADVISER. Trainer, Wortham & Company, Inc. ("Sub-Adviser"), 845 Third Avenue, New York, New York 10022, a registered investment Adviser, acts as Sub-Adviser to the Fund. The Adviser and Trust have entered into a Sub-Advisory Agreement with the Sub-Adviser pursuant to which the Adviser will pay any fees of the Sub-Adviser. The Sub-Advisory Agreement is subject to annual review by and must be approved annually by the Trustees, including a majority of those who are not "interested person" as defined in the Investment Company Act of 1940, cast in person at a meeting called for purpose of voting on such renewal. The agreement automatically terminates upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Sub-Adviser.

      CUSTODIAN. Chemical Bank, 4 New York Plaza, New York, New York 10004 is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust's cash and securities, handles its securities settlements and performs transaction processing for receipts and disbursements in connection with the purchase and sale of the Trust's shares.

      DISTRIBUTION AGREEMENT. Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, New York 10019, is a distributor of the shares of the Trust. RESRV is a "principal underwriter" for the Trust within the meaning of the Investment Company Act of 1940, and as such acts as agent in arranging for the continuous offering of Trust shares. RESRV has the right to enter into dealer agreements with brokers or other persons of its choice for the sale of Trust shares. RESRV's principal business is the distribution of shares of mutual funds and it has retained no underwriting commissions during the last three fiscal years.

      The Distribution Agreement must be approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940.

      DISTRIBUTION PLAN. The Trust maintains a Distribution Plan ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a plan adopted by the Board and approved by its shareholders. Pursuant to the Plan, the Distributor or its affiliates may make payments ("assistance payments") to brokers, financial institutions and financial intermediaries ("payees") in respect of Trust shareholder accounts ("qualified accounts") as to which the payee has rendered distribution assistance or other services. The Distributor may also retain amounts to pay for advertising and marketing expenses. Assistance payments by the Distributor are made to payees at an annual rate of .25% of the average net asset value for Class A shares and of 1.00% of the average net asset value for Class D shares. The Trustees have determined that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders and that its costs are primarily intended to result in the sale of the Trust's shares.

      Under the Plan, the Trust's officers report quarterly the amounts and purposes of assistance payments to the Trustees. During the continuance of the Plan the selection and nomination of the disinterested Trustees of the Trust are at the discretion of the disinterested Trustees currently in office.

      The Plan and related agreements may be terminated at any time by a vote of a majority of the outstanding voting securities of the Fund. The Plan and related agreements may be renewed from year to year if approved by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons", as defined in the Investment Company Act of 1940. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a majority vote of the Board of Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

      INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P, 1301 Avenue of Americas, New York, New York 10019 is the Trust's independent accountants.

             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

      The Fund will not attempt to achieve, nor will it be limited to, a predetermined rate of portfolio turnover. Turnover rate is the lesser of purchases or sales of portfolio securities for a year (excluding all securities with maturities of one year or less) divided by the monthly average of the market value of such securities.

      Subject to the overall supervision of the officers of the Trust, its Board of Trustees, and the Adviser, the Sub-Adviser places all orders for the purchase and sale of the Fund's investment securities. In general, in the purchase and sale of investment securities the Sub-Adviser will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining best price and execution, the Sub-Adviser may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with the Fund's Sub-Adviser, and any statistical, research, or other services provided by the dealer. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined in good faith by the Fund's Sub-Adviser. Brokers or dealers who execute investment securities transactions for the Fund may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers. The Sub- Adviser is authorized to place portfolio transactions with brokers or dealers affiliated with it provided the commission or fee charged is comparable to that charged by non-affiliated brokers or dealers on comparable transactions involving similar securities being purchased or sold during a comparable period of time on a securities exchange. Any such transactions will be in accordance with Rule 17e-1 under the Investment Company Act of 1940.

      When transactions are made in the over-the-counter market, the Fund deals with the primary market makers unless more favorable prices are otherwise obtainable.

                          SHARES OF BENEFICIAL INTEREST

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an interest in the respective series of the Trust proportionately equal to the interest of each other share. If they deem it advisable in the best interests of shareholders, the Trustees of the Trust may classify or reclassify any unissued shares of the Trust by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock. Any changes would be required to comply with any applicable state and Federal securities laws. These currently require that each series be preferred over all other series in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional series would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of the Trust, shareholders are entitled to share pro rata in the net assets of their respective series of the Trust available for distribution to such shareholders. No changes can be made to the Trust's issued shares without shareholder approval.

      Each Fund share when issued is fully paid, nonassessable and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of its series, equal rights to all dividends and other distributions from its series, and one vote for all purposes. Shares of separate series vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      Regulations of the Securities and Exchange Commission provide that if a series is separately affected by a matter requiring a vote (election of Trustees, ratification of independent accountant selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the Trust as a whole), each such series votes separately. Each series votes separately on such matters as approval of the Investment Management Agreement, material amendments to the Service Plan, and majority of the effected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

      Redemption payments are normally made by check or wire transfer, but the Trust may be authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of portfolio instruments valued at the same time as the redemption net asset value is determined). The Trust has made an election committing it to pay in cash all requests for redemption from the series involved, by any shareholder or record, limited during any 90-day period to the lesser of $250,000 or 1% of the net assets of the series at the beginning of the period. The election is irrevocable pursuant to rules and regulations under the Investment Company Act or 1940 unless withdrawal is permitted by order of Securities and Exchange Commission. In disposing of such securities an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

      DETERMINATION OF NET ASSET VALUE. Shares are offered at net asset value plus a sales charge (if applicable). The net asset value of each Fund is calculated at the end of each business day (currently 4:00 PM New York time) that the New York Stock Exchange is open for trading and on other days there is a sufficient degree of trading to materially affect the Fund's net asset value. The net asset value is not calculated on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, Christmas Day and on other days the New York Stock Exchange is closed for trading. The net asset value per share of the Fund is determined by adding the value of all its securities and other assets, subtracting its liabilities and dividing the result by the total number of the class' outstanding shares that represent the class' proportionate interest in the Fund.

      Investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the last bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Market quotations for foreign securities in foreign currencies are translated into United States dollars at the prevailing rates of exchange. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

      REDUCED SALES CHARGE. Officers, directors, full time employees and Trustees, and any trust, pension, profit sharing or qualified retirement plan of the Adviser, Sub-Adviser, the distributor, the Trust and any affiliate thereof may purchase shares of the Fund at the net asset value per share. Spouses and minor children of the foregoing may also purchase shares at net asset value. In addition, Sub-Adviser advisory clients and related persons of such may purchase shares at net asset value.

                             DISTRIBUTIONS AND TAXES

      The following is a general description of certain tax rules relating to the Fund. It is not exhaustive and prospective investors may wish to consult their tax advisers.

      The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 ("Code") so long as such qualification is in the best interests of shareholders. If it so qualifies, in any fiscal year in which it distributes at least 90 percent of its taxable net income, the Fund generally will not be subjected to federal income tax on such distributed amounts. Shareholders of the Fund, however, will be subject to federal income tax on any ordinary net income and net capital gains realized by the Fund and distributed to shareholders as regular or capital gains dividends, whether distributed in cash or in the form of additional shares. Net long term capital gains distributions will be taxable to shareholders as long term capital gains, regardless of the length of time the corresponding shares have been held.

      Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss (if the shares are capital assets in the shareholder's hands) and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

      In order to qualify as a "regulated investment company" under the Code, the Fund must, among other things, in each taxable year distribute at least 90 percent of its taxable income to shareholders, derive at least 90 percent of its gross income from dividends, interest and gains from the sale or disposition of securities and derive less than 30 percent of its gross income from the sale or disposition of securities held for less than three months. Accordingly, the Fund will be subject to certain restrictions including restrictions in the writing of options on securities which have been held for less than three months, purchasing and selling futures contracts held for less than three months, in the writing of options which expire in less than three months, and in effecting closing purchase transactions, with respect to options which have been written less than three months prior to such transactions.

      The Code imposes a non-deductible, 4% excise tax on regulated investment companies that do not distribute to their shareholders in each calendar year an amount equal to (i) 98% of their calendar year ordinary income; plus 98% of their capital gain net income (the excess of short and long term capital losses) for the one year period ending October 31. Dividends declared in December of any year to shareholders of record on any date in December will be deemed to have been received by the shareholders and paid by the Fund on the record date, provided such dividends are paid by February 1 as of the following year.

      Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year, are considered taxable income to shareholders on December 31 in the year declared date even though paid in the next year.

      Dividends to shareholders who are non-resident aliens may be subject to a United States withholding tax at a rate of up to 30% under existing provisions of the code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty laws. Non-resident aliens are urged to consult their own tax adviser concerning the applicability of the United States withholding tax.

      The Code includes rules applicable to certain listed options, futures contracts, and options on futures contracts which the Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, generally are required to be treated as sold at market value on the last day of such fiscal year and on certain other dates for federal income tax purposes ("marked-to-market"). Generally, over-the-counter options are not classified as
Section 1256 contracts and are not subject to the mark-to market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Fund from transactions in over-the-counter options generally constitute short-term capital gains or losses. If over-the-counter call options written, or over-the-counter put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the counter calls.

      Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to Shareholders.

      The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, this amount, character and timing of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle position, the amount which may be distributed to Shareholder, and which, will be taxed as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

      The Fund may be subject to non-U.S. tax on income and gains received from securities of non-U.S. issuers which generally is withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for tax treaty benefits where applicable. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund may operate so as to meet the requirements of the Code to "pass through" to its shareholders tax benefits attributable to foreign income taxes paid by the Fund. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect to "pass through" to its shareholder the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) subject to certain limitations, either deduct their pro rata share of foreign taxes in computing their taxable income, or use such share as foreign tax credit against U.S. income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. The Fund may meet the requirements to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of the taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

      Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of the Fund's income flows through to its shareholders. Gains from the sale of securities by the Fund will be treated as derived from U.S. sources and Section 988 gains will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be applied to offset no more than 90% of the alternative minimum tax imposed on corporations and individuals. The foregoing is only a general description of the foreign tax credit. Because application of a credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

      The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC share are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

      Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

      The foregoing is a general summary of certain provisions of the Code and Treasury Regulations in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations thereunder are subject to change by legislative or administrative action either prospectively or retroactively.

      Dividends paid by the Fund are generally expected to be subject to any state or local taxes on income. Shareholders should consult their own attorneys or tax advisers about the tax consequences related to investing in the Fund.

                             PERFORMANCE INFORMATION

      The Fund may from time to time advertise its total return. Total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods or up to the life of the Fund that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)n = ERV
      Where:         P =     a hypothetical initial payment of $1,000
                     T =     average annual total return
                     n =     number of years
                   ERV =     ending redeemable value of a hypothetical
                             $1,000 payment made at the beginning of the 1, 5
                             or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

      In advertising and sales literature, the Fund may compare its performance to (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), the Russell 2000, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc. a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      The Fund may also compute aggregate total return for specified periods based on a hypothetical Fund account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of the account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the maximum sales charge and assumes reinvestment of all income dividends and capital gain distributions during the period.

      The Fund may also quote annual, average annual and annualized total return and aggregate total performance data both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum sales charge will not be included with respect to annual, annualized or aggregate rates of return calculations.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and Board of Trustees of The Reserve Private Equity Series:

        We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Blue Chip Fund (one of the Funds of the Reserve Private Equity Series) as of May 31, 1995, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period October 28, 1994 (commencement of operations) through May 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blue Chip Fund of the Reserve Private Equity Series as of May 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the period referred to above, in conformity with generally accepted accounting principles.
                                                        COOPERS & LYBRAND L.L.P.
New York, New York
June 23, 1995

                   RESERVE BLUE CHIP GROWTH FUND (THE "FUND")
                         NOTES TO FINANCIAL STATEMENTS
                                  MAY 31, 1995

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Reserve Blue Chip Growth Fund is a separate series of shares issued by The Reserve Private Equity Series (the "Trust"). The Trust was formed under Delaware law as a Delaware business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. There are an unlimited number of shares of beneficial interest of $.001 par value authorized in each series. The accounting policies summarized below are consistently followed in the preparation of the financial statements in conformity with generally accepted accounting principles.

     SECURITY VALUATION

     Portfolio securities are stated at value. A security listed or traded on an exchange is valued at its last sale price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market is valued at the mean between its quoted bid and asked prices.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME

     Securities transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest income is accrued daily. Realized gains and losses from securities transactions and unrealized appreciation or depreciation of securities are reported on the identified cost basis for both financial statement and Federal income tax purposes.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. The effect of these differences for the year ended May 31, 1995 decreased undistributed net investment loss by $5,361, and decreased aggregate paid in capital by $5,361.

     EXPENSES

     Each series is charged only for its direct or allocated (in proportion to net assets) share of expenses.

     FEDERAL INCOME TAXES

     It is the Trust's policy to comply with Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Accordingly, no Federal income tax provision is required.

2.   INVESTMENT ACTIVITY

     Purchases and sales of securities, for the period October 28, 1994 (commencement of operations) through May 31, 1995, other than short-term securities, aggregated $2,462,898 and $843,868 respectively.

                   RESERVE BLUE CHIP GROWTH FUND (THE "FUND")
                         NOTES TO FINANCIAL STATEMENTS
                           MAY 31, 1995 - (CONTINUED)

3.  INVESTMENT MANAGEMENT AGREEMENT

    Reserve Management Company, Inc. (RMCI), serves as the Fund's investment adviser and pays substantially all ordinary operating expenses of the Fund for which it receives a comprehensive fee at an annual rate of 1.50% of the average daily net assets of the Fund. RMCI waived comprehensive fees of $120. Both RMCI and the Sub-Adviser, Trainer, Wortham & Company are shareholders of the Fund.

4.   DISTRIBUTION ASSISTANCE

    Pursuant to a Distribution Plan, the Fund will make payments of .25% per annum of the average daily net assets of shareholder accounts as to which the payee has rendered distribution assistance. RMCI waived distribution assistance of $20. During the period, the Fund paid $1,923 in distribution expenses to RMCI.

5.  CAPITAL SHARE TRANSACTIONS

    Transactions in capital stock for the period October 28, 1994 (commencement of operations) through May 31, 1995 were as follows:

                                   Shares             Amount
                                   ------             ------
Share sold                         214,923         $ 2,257,822
Redeemed                           (49,164)           (520,420)
                                                   -----------
Net Increase                       165,759         $ 1,737,402
                                                   ===========

                         RESERVE BLUE CHIP GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 1995

ASSETS
Investment in securities, at value
(cost $1,711,582)                                                        $1,880,444
Cash                                                                        506,014
Dividends receivable                                                          2,207
                                                                         ----------
    Total Assets                                                          2,388,665

LIABILITIES
Payable for investment securities purchased                                 395,210

NET ASSETS                                                               $1,993,455
                                                                         ==========
Net Assets consist of (Note 1)
Capital Stock (Par Value $.001 per share)                                $      166
Additional paid in capital                                                1,731,875
Undistributed net realized gain on investments                               92,552
Net unrealized appreciation on investments (Note 1)                         168,862
                                                                         ----------
NET ASSETS, at value, applicable to 165,759 outstanding shares
    of Beneficial Interest (Note 5)                                      $1,993,455
                                                                         ==========

NET ASSET VALUE, and redemption price per share ($1,993,455 / 165,759)   $    12.03
                                                                         ==========
Maximum offering price per share (100/95.5 of $12.03)                    $    12.60
                                                                         ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                         RESERVE BLUE CHIP GROWTH FUND
                            STATEMENT OF OPERATIONS


                                                                          OCTOBER 28, 1994
                                                                          (COMMENCEMENT OF
                                                                         OPERATIONS) THROUGH
                                                                             MAY 31, 1995
                                                                         -------------------
INVESTMENT INCOME
Dividends                                                                     $   7,957


EXPENSES
Comprehensive fee (Note 3)                                       $  11,535
12b-1 Fee (Note 4)                                                   1,923
                                                                 ---------
Total expenses                                                      13,458
Less: Fees voluntarily waived by
        RMCI (Notes 3 and 4)                                           140
                                                                 ---------
Net Expenses                                                                     13,318
                                                                              ---------

NET INVESTMENT LOSS                                                              (5,361)
                                                                              ---------


Realized and Unrealized Gain on Investments
Net realized gain on investment securities: (Note 1)
    Proceeds from sales of securities                              843,868
    Cost of securities sold                                       (751,316)      92,552
                                                                              ---------
Net unrealized appreciation on investments                                      168,862
                                                                              ---------
Net realized and unrealized gain on investments                                 261,414
                                                                              ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $ 256,053
                                                                              =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                         RESERVE BLUE CHIP GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                       OCTOBER 28, 1994
                                                       (COMMENCEMENT OF
                                                      OPERATIONS) THROUGH
                                                          MAY 31, 1995
                                                      -------------------
INCREASE IN NET ASSETS
FROM INVESTMENT OPERATIONS:

    Net investment loss                                   $    (5,361)
    Net realized gain from investments                         92,552
    Net unrealized appreciation from investments              168,862
                                                          -----------
    Net increase in net assets resulting from
       operations                                             256,053
                                                          -----------
FROM CAPITAL SHARE TRANSACTIONS (Note 5)
    Net proceeds from sales of shares                       2,257,822
    Cost of shares redeemed                                  (520,420)
                                                          -----------
    Net increase in net assets resulting from
      share transactions                                    1,737,402
                                                          -----------
NET INCREASE IN NET ASSETS                                  1,993,455

NET ASSETS:
    Beginning of period                                             0
                                                          -----------
    End of period                                         $ 1,993,455
                                                          ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   RESERVE BLUE CHIP GROWTH FUND (THE "FUND")
                         NOTES TO FINANCIAL STATEMENTS
                           MAY 31, 1995 - (CONTINUED)

6.  FINANCIAL HIGHLIGHTS (FOR ONE SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                            OCTOBER 28, 1994
                                            (COMMENCEMENT OF
                                           OPERATIONS) THROUGH
                                              MAY 31, 1995
                                           -------------------
Net asset value, beginning of period               $10.00
                                                  -------
Income from investment operations
    Net investment loss                              (.03)
    Net realized and unrealized gain                 2.06
                                                  -------
Total from investment operations                     2.03
                                                  -------
Net asset value, end of period                     $12.03
                                                  =======
Total Return                                        20.30%(2)

RATIOS/SUPPLEMENTAL DATA

Net assets in thousands, end of period             $1,993
Ratio of expenses to average net assets
   before waivers (Notes 3 and 4)                    1.75%(1)
Ratio of expenses to average net assets,
   net of waiver                                     1.73%(1)
Ratio of net investment loss to average
   net assets, before waivers (Notes 3 and 4)        (.72)%(1)
Ratio of net investment loss to average
   net assets, net of waiver                         (.70)%(1)

Portfolio turnover rate                                68%

-----------

(1)  Annualized

(2) Total return is not annualized, and does not eflect impact of sales load.


                         RESERVE BLUE CHIP GROWTH FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1995

   COMMON STOCKS                                                             VALUE
                                                          SHARES           (NOTE 1)
                                                          ------           --------
   BUSINESS EQUIPMENT (4.5%)
   Xerox Corp.                                              800             $ 90,700
                                                                            --------

   CHEMICALS (3.5%)
   First Mississippi Corp.                                3,000               69,375
                                                                            --------

   COMMUNICATION - NETWORK (6.0%)
   Capital Cities/ABC Inc.                                  700               67,550
   Comcast Corp. Special - Cl.A                           3,000               52,500
                                                                            --------
                                                                             120,050

   COMPUTER SOFTWARE (8.2%)
*  Microsoft Corp.                                          700               59,281
   National Data Corp.                                    5,000              103,750
                                                                            --------
                                                                             163,031

   DRUGS (4.0%)
   Abbott Laboratories                                    2,000               80,000
                                                                            --------

   ELECTRICAL EQUIPMENT (1.1%)
*  American Superconductor Corp.                          1,500               22,875
                                                                            --------

   ELECTRONIC COMPONENTS - SEMICONDUCTOR (3.4%)
   Intel Corp.                                              600               67,350
                                                                            --------

   ELECTRONICS (3.7%)
   General Signal Corp.                                   2,000               74,000
                                                                            --------

   ENTERTAINMENT (2.3%)
*  Viacom Inc. - CI.B                                     1,000               46,625
                                                                            --------

   FINANCIAL SERVICES (4.6%)
   Citicorp                                               1,700               90,950
                                                                            --------

   FOOD WHOLESALERS (2.0%)
   Sysco Corp.                                            1,500               40,688
                                                                            --------

   MACHINERY - INDUSTRY/SPEC (4.3%)
   Thermo Electron Corp.                                  2,400               86,400
                                                                            --------

   MULTI-LINE INSURANCE (4.0%)
   American International Group Inc.                        700               79,625
                                                                            --------

                            RESERVE BLUE CHIP GROWTH FUND
                         SCHEDULE OF PORTFOLIO INVESTMENTS
                            MAY 31, 1995 - (CONTINUED)

   COMMON STOCKS (CONTINUED)                                                  VALUE
                                                           SHARES            (NOTE 1)
                                                           ------            --------
   OIL/GAS EQUIPMENT SERVICES (5.4%)
*  Petroleum Geo-Services - ADR                             2,000          $   55,000
   Schlumberger Ltd.                                          800              52,000
                                                                           ----------
                                                                              107,000

   OIL - INTERNATIONAL (2.7%)
   Texaco Inc.                                                800              54,800
                                                                           ----------

   PHARMACEUTICALS (8.5%)
   Johnson & Johnson                                        1,500              99,375
   Merck & Co.                                              1,500              70,688
                                                                           ----------
                                                                              170,063

   PUBLISHING (2.5%)
 *  Harte-Hanks Communications Inc.                         2,000              49,000
                                                                           ----------

   RESTAURANTS (2.9%)
   McDonalds Corp.                                          1,500              56,812
                                                                           ----------

   RETAIL (2.4%)
   Tandy Corp.                                              1,000              46,750
                                                                           ----------

   RETAIL - SPECIALTIES (3.7%)
*  Department 56 Inc.                                       2,000              73,250
                                                                           ----------

   RETAIL STORES-DEPARTMENT (2.3%)
*  Federated Department Stores Inc.                         2,000              46,000
                                                                           ----------

   TELECOMMUNICATIONS (2.7%)
*  Commnet Cellular Inc.                                    2,000              53,750
                                                                           ----------

   TELECOMMUNICATIONS EQUIPMENT (9.6%)
*  Glenayre Technologies Inc.                               1,700             107,525
   Motorola Inc.                                            1,400              83,825
                                                                           ----------
                                                                              191,350

   TOTAL COMMON STOCKS (Cost $1,711,582) (94.30%)                           1,880,444

   Other assets, less liabilities (5.70%)                                     113,011
                                                                            ---------
   NET ASSETS (100%)                                                       $1,993,455
                                                                           ==========

   Value of investments are shown as a percentage of Net Assets.
*  Non-income producing security.

For federal income tax purposes the tax basis for investments owned at May 31, 1995 was $1,711,582, the aggregate gross unrealized appreciation for all investments was $194,550 and aggregate gross unrealized depreciation for all investments was $25,688.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          RESERVE PRIVATE EQUITY SERIES
                     RESERVE INFORMED INVESTORS GROWTH FUND
                    810 SEVENTH AVENUE, NEW YORK, N.Y. 10019
                                 (800) 637-1700

                                 ---------------

                       STATEMENT OF ADDITIONAL INFORMATION


      This Statement of Additional Information describes Reserve Private Equity Series and the Reserve Informed Investors Growth Fund ("Fund"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained (without charge) from Reserve Private Equity Series.
This Statement is dated                , 1996.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
            Investment Policies
            Trustees and Officers of the Trust
            Investment Management and Other Agreements
            Portfolio Turnover, Transaction Charges and
                  Allocation
            Shares of Beneficial Interest
            Purchase, Redemption and Pricing of Shares
            Distributions and Taxes
            Performance Information
            Report of Independent Accounts
            Financial Statements
                                                                              79

                               INVESTMENT POLICIES

      The Fund has adopted as fundamental policies the following limitations on its investment activities. These fundamental policies may not be changed without a majority vote of the Fund shareholders, as defined in the Investment Company Act of 1940. The Fund may not:

      (1) borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount not to exceed 33 1/3% of the market value of its assets; (2) issue senior securities as defined in the Investment Company Act of 1940 except that the Fund may borrow money in accordance with limitation (1); (3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws; (4) invest 25% or more of the value of its total assets in the securities of issuers in any particular industry; (5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts except the Fund may purchase readily marketable securities of companies holding real estate or interests therein and interest rate futures contracts, stock index futures contracts, and put and call options on interest rate futures contracts; (6) invest in voting securities or in companies for the purpose of exercising control; and (7) purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

      The Fund has reserved the right to purchase and write interest rate futures contracts, and put and call options on interest rate futures contracts. The Fund does not intend to use these techniques for the foreseeable future and that shareholders will be given notice should the Fund determine that they will be used.


      In addition to the fundamental investment policies listed above, the Fund has voluntarily adopted certain policies that may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. In accordance with such policies and restrictions that the Fund cannot:

      (1) purchase from or sell investment securities to any of the officers or Trustees of the Trust, its investment Adviser its investment Sub-Adviser, its principal underwriter or the officers, principals or directors of its investment Adviser, investment Sub-Adviser or principal underwriter; (2) purchase or retain securities of an issuer any of whose officers, directors, trustees or securityholders is an officer or Trustee of the Trust or a member, officer, director or trustee of the investment Adviser or Sub- Adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2 of 1%) of the securities (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2 of 1%) of such securities together beneficially own more than 5% of such securities or both; and (3) invest in initial public offerings.


      As a non-diversified company, the Fund is permitted to invest all of its assets in a limited number of issuers. However, it intends to comply with Subchapter M of the Internal Revenue Code in order to qualify as a regulated investment company for federal income tax purposes. To so qualify, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. Government or its agencies or instrumentalities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than the U.S. Government or its agencies or instrumentalities or regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or business. In the event of a decline in the market value of the securities of one or more such issuers exceeding 5%, an investment in the Fund could entail greater risk than in a fund which has a policy of diversification.

                       TRUSTEES AND OFFICERS OF THE TRUST

      *BRUCE R. BENT, President, Treasurer and Trustee, 810 Seventh Avenue, New York, NY 10019.

      Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET") and Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"), Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation, and Chairman and Director of Resrv Partner, Inc. Before 1968, he was associated with Stone & Webster Securities Corp., and previously, Teachers Insurance and Annuity Association.

      EDWIN EHLERT, JR., Trustee, 125 Elm Street, Westfield, New Jersey 07091.

      Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency formerly called Travelong of Westfield, Inc.) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET RTET and RPES.

      HENRI W. EMMET, Trustee, 176 East 71st Street, Avenue, New York, New York 10021.

      Mr. Emmet is the Managing Director of Servus Associates, Inc. and U.S.A. Representative of the First National Bank of Southern Africa and Trustee of RF, RET, RNYTET, RTET and RPES. Until 1989, he was Senior Vice President of the New York branch of Banque Nationale de Paris.

      BURTT R. EHRLICH, Trustee, 667 Madison Avenue, New York, New York 10021.

      Mr. Ehrlich is a Director of Benson Eye Care Corp. and a private investor. Until 1992, he was President and Chairman of Ehrlich Bober Financial Corp., a municipal securities investment firm.

      *DONALD J. HARRINGTON, C.M, Trustee, St. John's University, Jamaica, New York 11439.

      The Reverend Harrington is President of St. John's University (NY) and a Trustee of RF, RIT, RNYTET, RTET and RPES. The Reverend Harrington served as President of Niagara University from 1984 to 1989 and was Executive Vice President of Niagara University from 1981 to 1984.

      NIELS W. JOHNSEN, Trustee, 1 Whitehall Street, New York, New York 10004.

      Mr. Johnsen is Chairman of the Board of International Shipholding Corp. and Central Gulf Lines, Inc. (ship cargo carrier), Director of Centennial Insurance Co. and Trustee of The Atlantic companies (insurance), RF, RIT, RNYTET, RTET and RPES.

      THOMAS L. RHODES, Trustee, 150 East 35th Street, New York, New York 10016.

      Mr. Rhodes is President and a member of the Board of Directors of the National Review. From 1976 to 1992 Mr. Rhodes was a partner with Goldman, Sachs & Co., an investment banking firm.

      MARC C. COZZOLINO, Counsel and Secretary, 810 Seventh Avenue, New York, New York 10019.

      Mr. Cozzolino is Counsel and Secretary of RF, RIT, RTET, RNYTET and RPES. Before joining The Reserve Funds in 1994, Mr. Cozzolino was a staff attorney at the New Jersey Bureau of Securities.

      PAT A. COLLETTI, Controller, 810 Seventh Avenue, New York, New York 10019.

      Mr. Colletti is Controller of RF, RIT, RTET, RNYTET and RPES. Prior to joining the Reserve funds in 1985, Mr. Colletti was Supervisor of Accounting of Money Market Funds for the Dreyfus Corporation.

---------------
* Interested Trustee within the meaning of the Investment Company Act of 1940.

      Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless regard of the duties involved in the conduct of their office.

                              COMPENSATION TABLE

                           AGGREGATE               TOTAL COMPENSATION
                          COMPENSATION         FROM FUND AND FUND COMPLEX
  NAME OF TRUSTEE          FROM FUND*   (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE*
 ------------------------------------------------------------------------------
 Edwin Ehlert, Jr.             $0                     $16,500
 Henri W. Emmet                $0                     $16,600
 Rev. Donald J. Harrington     $0                     $16,500
 Niels W. Johnsen              $0                     $16,500
 Burtt R. Ehrlich              $0                     $0
 Thomas L. Rhodes              $0                     $0

Amount shown are for the Fund's fiscal year ending May 31, 1995.

                   INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

      THE ADVISER. Reserve Management Company, Inc. ("Adviser"), 14 Locust Place, Manhasset, New York, New York 11030, a registered investment Adviser, manages the Trust and provides it with investment advice pursuant to an Investment Management Agreement. Under the Investment Management Agreement, the Adviser manages the Portfolio, including effecting purchases and sales of investment securities, is responsible for the day-to-day oversight of the Trust's operations and to otherwise administer the affairs of the Trust as it deems advisable subject to the overall control and direction of the Trustees and the investment policies and limitations of the Trust described in the Prospectus and Statement of Additional Information. RMCI pays all employee costs and other ordinary operating costs of each Fund pursuant to the Investment Management Agreement which include: registration fees paid to the commission and state regulators, costs associated with the annual update of each Fund's registration statement, auditing annual financial statements, and printing and mailing costs (exclusive of those associated with the Rule 12b-1 Plans).
Excluded from ordinary operating costs are interest charges, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, payments made pursuant to the Trust's Distribution Plan and the fees of the disinterested Trustees, for which the Fund pays its direct or allocated share.

      For its management services, and for paying all of the employee costs, costs of the Sub-Adviser and other ordinary operating expenses of the Trust, RMCI is periodically paid a comprehensive fee, at the annual rate of 1.50% per annum of the average daily net assets of the Fund. The Fund's comprehensive fee is higher than the advisory fee of most other funds; however, this comprehensive fee covers most operating expenses.

      The Investment Management Agreement is subject to annual review by and must be approved at least annually by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons" as defined in the Investment Company Act of 1940, cast in person at a meeting called for purpose of voting on such renewal. The agreement terminates automatically upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of a Fund or by the Adviser.

      THE SUB-ADVISER. T.H. Fitzgerald & Co., ("Sub-Adviser"), 80 Wall Street, New York, New York 10005, a registered investment Adviser, acts as Sub-Adviser to the Fund. The Adviser and Trust have entered into a Sub-Advisory Agreement with the Sub-Adviser pursuant to which the Adviser will pay any fees of the Sub-Adviser. The Sub-Advisory Agreement is subject to annual review by and must be approved annually by the Trustees, including a majority of those who are not "interested person" as defined in the Investment Company Act of 1940, cast in person at a meeting called for purpose of voting on such renewal. The agreement automatically terminates upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Sub-Adviser.

      CUSTODIAN. Chemical Bank, 4 New York Plaza, New York, New York 10004 is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust's cash and securities, handles its securities settlements and performs transaction processing for receipts and disbursements in connection with the purchase and sale of the Trust's shares.

      DISTRIBUTION AGREEMENT. Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, New York 10019, is a distributor of the shares of the Trust. RESRV is a "principal underwriter" for the Trust within the meaning of the Investment Company Act of 1940, and as such acts as agent in arranging for the continuous offering of Trust shares. RESRV has the right to enter into dealer agreements with brokers or other persons of its choice for the sale of Trust shares. RESRV's principal business is the distribution of shares of mutual funds and it has retained no underwriting commissions during the last three fiscal years.

      The Distribution Agreement must be approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940.

      DISTRIBUTION PLAN. The Trust maintains a Distribution Plan ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a plan adopted by the Board and approved by its shareholders. Pursuant to the Plan, the Distributor or its affiliates may make payments ("assistance payments") to brokers and financial institutions ("payees") in respect of Trust shareholder accounts ("qualified accounts") as to which the payee has rendered distribution assistance or other services. The Distributor may also retain amounts to pay for advertising and marketing expenses. Assistance payments by the Distributor are made to payees at an annual rate of .25% of the average net asset value for Class A shares and 1.00% of the average net asset value for Class D shares. The Trustees have determined that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders and that its costs are primarily intended to result in the sale of the Trust's shares.

      Under the Plan, the Trust's officers report quarterly the amounts and purposes of assistance payments to the Trustees. During the continuance of the Plan the selection and nomination of the disinterested Trustees of the Trust are at the discretion of the disinterested Trustees currently in office.

      The Plan and related agreements may be terminated at any time by a vote of a majority of the outstanding voting securities of the Fund. The Plan and related agreements may be renewed from year to year if approved by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons", as defined in the Investment Company Act of 1940. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a majority vote of the Board of Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

      INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., 1301 Avenue of Americas, New York, New York 10019 is the Trust's independent accountants.

             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

      The Fund will not attempt to achieve, nor will it be limited to, a predetermined rate of portfolio turnover. Turnover rate is the lesser of purchases or sales of portfolio securities for a year (excluding all securities with maturities of one year or less) divided by the monthly average of the market value of such securities.

      Subject to the overall supervision of the officers of the Trust, its Board of Trustees, and the Adviser; the Sub-Adviser places all orders for the purchase and sale of the Trust's investment securities. In general, in the purchase and sale of investment securities the investment Adviser will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining best price and execution, the investment Adviser may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with the Trust's investment Adviser, and any statistical, research, or other services provided by the dealer. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Trust as determined in good faith by the Trust's investment Adviser. Brokers or dealers who execute investment securities transactions for the Trust may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers.

      When transactions are made in the over-the-counter market, the Trust deals with the primary market makers unless more favorable prices are otherwise obtainable.

                          SHARES OF BENEFICIAL INTEREST

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an interest in the respective series of the Trust proportionately equal to the interest of each other share. If they deem it advisable in the best interests of shareholders, the Trustees of the Trust may classify or reclassify any unissued shares of the Trust by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock. Any changes would be required to comply with any applicable state and federal securities laws. These currently require that each series be preferred over all other series in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional series would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of the Trust, shareholders are entitled to share pro rata in the net assets of their respective series of the Trust available for distribution to such shareholders. No changes can be made to the Trust's issued shares without shareholder approval.

      Each Fund share when issued is fully paid, nonassessable and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of its series, equal rights to all dividends and other distributions from its series, and one vote for all purposes. Shares of separate series vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      Regulations of the Securities and Exchange Commission provide that if a series is separately affected by a matter requiring a vote (election of Trustees, ratification of independent accountant selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the Trust as a whole), each such series votes separately. Each series votes separately on such matters as approval of the Investment Management Agreement, material amendments to the Service Plan, and majority of the effected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

      Redemption payments are normally made by check or wire transfer, but the Trust may be authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of portfolio instruments valued at the same time as the redemption net asset value is determined). The Trust has made an election committing it to pay in cash all requests for redemption from the series involved, by any shareholder or record, limited during any 90-day period to the lesser of $250,000 or 1% of the net assets of the series at the beginning of the period. The election is irrevocable pursuant to rules and regulations under the Investment Company Act or 1940 unless withdrawal is permitted by order of Securities and Exchange Commission. In disposing of such securities an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

      DETERMINATION OF NET ASSET VALUE. Shares are offered at net asset value plus a sales charge (if applicable). The net asset value of the Fund is calculated at the end of each business day (currently 4:00 PM New York time) that the New York Stock Exchange is open for trading and on other days there is a sufficient degree of trading to materially affect the Fund's net asset value. The net asset value is not calculated on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, Christmas Day and on other days the New York Stock Exchange is closed for trading. The net asset value per share of the Fund is determined by adding the value of all its securities and other assets, subtracting its liabilities and dividing the result by the total number of each class' outstanding shares that represent each class' proportionate interest in the Fund.

      Investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the last bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Market quotations for foreign securities in foreign currencies are translated into United States dollars at the prevailing rates of exchange. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

      REDUCED SALES CHARGE. Officers, directors, full time employees and Trustees, and any trust, pension, profit sharing or qualified retirement plan of the Adviser, Sub-Adviser, the distributor, the Trust and any affiliate thereof may purchase shares of the Fund at the net asset value per share. Spouses and minor children of the foregoing may also purchase shares at net asset value. In addition, Sub-Adviser advisory clients and related persons of such may purchase shares at net asset value.

                             DISTRIBUTIONS AND TAXES

      The following is a general description of certain tax rules relating to the Fund. It is not exhaustive and prospective investors may wish to consult their tax advisers.

      The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 ("Code") so long as such qualification is in the best interests of shareholders. If it so qualifies, in any fiscal year in which it distributes at least 90 percent of its taxable net income, the Fund generally will not be subjected to federal income tax on such distributed amounts. Shareholders of the Fund, however, will be subject to federal income tax on any ordinary net income and net capital gains realized by the Fund and distributed to shareholders as regular or capital gains dividends, whether distributed in cash or in the form of additional shares. Net long term capital gains distributions will be taxable to shareholders as long term capital gains, regardless of the length of time the corresponding shares have been held.

      Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss (if the shares are capital assets in the shareholder's hands) and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

      In order to qualify as a "regulated investment company" under the Code, the Fund must, among other things, on each taxable year distribute at least 90 percent of its taxable income to shareholders, derive at least 90 percent of its gross income from dividends, interest and gains from the sale or disposition of securities and derive less than 30 percent of its gross income from the sale or disposition of securities held for less than three months. Accordingly, the Fund will be subject to certain restrictions including restrictions in the writing of options on securities which have been held for less than three months, purchasing and selling futures contracts held for less than three months, in the writing of options which expire in less than three months, and in effecting closing purchase transactions, with respect to options which have been written less than three months prior to such transactions.

      The Code imposes a non-deductible, 4% excise tax on regulated investment companies that do not distribute to their shareholders in each calendar year an amount equal to (i) 98% of their calendar year ordinary income; plus 98% of their capital gain net income (the excess of short and long term capital losses) for the one year period ending October 31. Dividends declared in December of any year to shareholders of record on any date in December will be deemed to have been received by the shareholders and paid by the Fund on the record date, provided such dividends are paid by February 1 as of the following year.

      Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year, are considered taxable income to shareholders on December 31 in the year declared even though paid in the next year.

      Dividends to shareholders who are non-resident aliens may be subject to a United States withholding tax at a rate of up to 30% under existing provisions of the code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty laws. Non-resident aliens are urged to consult their own tax adviser concerning the applicability of the United States withholding tax.

      Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to Shareholders.

      The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, this amount, character and timing of gains or losses form the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle position, the amount which may be distributed to Shareholder, and which, will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

      Dividends paid by the Fund are generally expected to be subject to any state or local taxes on income. Shareholders should consult their own attorneys or tax advisers about the tax consequences related to investing in the Fund.

      The foregoing is a general summary of certain provisions of the Code and Treasury Regulations in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations thereunder are subject to change by legislative or administrative action either prospectively or retroactively.

                             PERFORMANCE INFORMATION

      The Fund may from time to time advertise its total return. Total return is computed by finding the average annual compounded rates of return over the 1,5 and 10 year periods or up to the life of the Fund that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)n = ERV
      Where:         P =     a hypothetical initial payment of $1,000
                     T =     average annual total return
                     n =     number of years
                   ERV =     ending redeemable value of a hypothetical
                             $1,000 payment made at the beginning of the 1,5
                             or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

      In advertising and sales literature, the Fund may compare its performance to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), the Russell 2000, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      The Fund may also compute aggregate total return for specified periods based on a hypothetical Fund account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of the account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the maximum sales charge and assumes reinvestment of all income dividends and capital gain distributions during the period.

      The Fund may also quote annual, average annual and annualized total return and aggregate total performance data both as percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum sales charge will not be included with respect to annual, annualized or aggregate rates of return calculations.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and Board of Trustees of The Reserve Private Equity Series:

        We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Informed Investors Fund (one of the Funds of the Reserve Private Equity Series) as of May 31, 1995, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period December 28, 1994 (commencement of operations) through May 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Informed Investors Fund of the Reserve Private Equity Series as of May 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the period referred to above, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

New York, New York
June 23, 1995

              RESERVE INFORMED INVESTORS GROWTH FUND (THE "FUND")
                         NOTES TO FINANCIAL STATEMENTS
                                  MAY 31, 1995

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Reserve Informed Investors Growth Fund is a separate series of shares issued by The Reserve Private Equity Series (the "Trust"). The Trust was formed under Delaware law as a Delaware business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. There are an unlimited number of shares of beneficial interest of $.001 par value authorized in each series. The accounting policies summarized below are consistently followed in the preparation of the financial statements in conformity with generally accepted accounting principles.

     SECURITY VALUATION

     Portfolio securities are stated at value. A security listed or traded on an exchange is valued at its last sale price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market is valued at the mean between its quoted bid and asked prices.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME

     Securities transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest income is accrued daily. Realized gains and losses from securities transactions and unrealized appreciation or depreciation of securities are reported on the identified cost basis for both financial statement and Federal income tax purposes.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. The effect of these differences for the year ended May 31, 1995 decreased undistributed net investment loss by $38,948 and decreased aggregate paid in capital by $38,948.

     EXPENSES

     Each series charged only for its direct or allocated (in proportion to net assets) share of expenses.

     FEDERAL INCOME TAXES

     It is the Trust's policy to comply with Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Accordingly, no Federal income tax provision is required.

2.   INVESTMENT ACTIVITY

     Purchases and sales of securities for the period December 28, 1994 (Commencement of Operations) through May 31, 1995, other than short-term securities, aggregated $8,905,639 and $3,189,520 respectively.

              RESERVE INFORMED INVESTORS GROWTH FUND (THE "FUND")
                         NOTES TO FINANCIAL STATEMENTS
                           MAY 31, 1995 - (CONTINUED)

3.   INVESTMENT MANAGEMENT AGREEMENT

     Reserve Management Company, Inc. (RMCI), serves as the Fund's investment adviser and pays substantially all ordinary operating expenses of the Fund for which it receives a comprehensive fee at an annual rate of 1.50% of the average daily net assets of the Fund. RMCI is a shareholder of the Fund.

4.   DISTRIBUTION ASSISTANCE

     Pursuant to a Distribution Plan, the Fund will make payments of .25% per annum of the average daily net assets of shareholder accounts as to which the payee has rendered distribution assistance. During the period, the Fund paid $6,015 in distribution expenses to RMCI.

5.   CAPITAL SHARE TRANSACTIONS

     Transactions in capital stock for the period December 28, 1994 (commencement of operations) through May 31, 1995 were as follows:

                              Shares         Amount
                              ------         ------

Share sold                     634,326    $ 6,422,521
Redeemed                       (64,254)      (656,742)
                           -----------    -----------
Net Increase                   570,072    $ 5,765,779
                           ===========    ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                     RESERVE INFORMED INVESTORS GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 1995

ASSETS
Investment in securities, at value
(cost $5,495,629)                                                        $ 6,826,488
Cash                                                                         184,181
Receivable for investment securities sold                                    110,002
Dividends receivable                                                             875
                                                                         -----------
    Total Assets                                                           7,121,546
                                                                         -----------

LIABILITIES
Payable for fund shares redeemed                                              12,000
Payable for investment securities purchased                                  272,346
                                                                         -----------
    Total Liabilities                                                        284,346
                                                                         -----------

NET ASSETS                                                               $ 6,837,200
                                                                         ===========

NET ASSETS CONSIST OF (Note 1)

Capital Stock (Par Value $.001 per share)                                $       570
Additional paid in capital                                                 5,726,261
Accumulated net realized loss on investments                                (220,490)
Net unrealized appreciation on investments (Note 1)                        1,330,859
                                                                         -----------

NET ASSETS, at value, applicable to 570,072 outstanding shares
    of Beneficial Interest (Note 5)                                      $ 6,837,200
                                                                         ===========

NET ASSET VALUE, and redemption price per share ($6,837,200 / 570,072)   $     11.99
                                                                         ===========
Maximum offering price per share (100/95.5 of $11.99)                    $     12.55
                                                                         ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

                     RESERVE INFORMED INVESTORS GROWTH FUND
                            STATEMENT OF OPERATIONS


                                                                          DECEMBER 28, 1994
                                                                         (COMMENCEMENT OF
                                                                        OPERATIONS) THROUGH
                                                                            MAY 31, 1995
                                                                        -------------------
INVESTMENT INCOME
Dividends                                                  $     3,154


EXPENSES
Comprehensive fee (Note 3)                                 $    36,087
12b-1 Fee (Note 4)                                               6,015
                                                           -----------
    Total Expenses                                                             42,102
                                                                          -----------

NET INVESTMENT LOSS                                                           (38,948)
                                                                          -----------

Realized and Unrealized Gain on Investments
Net realized loss on investment securities: (Note 1)
    Proceeds from sales of securities                        3,189,520
    Cost of securities sold                                 (3,410,010)      (220,490)
                                                           -----------

Net unrealized appreciation on investments                                  1,330,859
                                                                          -----------
Net realized and unrealized gain on investments                             1,110,369
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 1,071,421
                                                                          ===========



                     RESERVE INFORMED INVESTORS GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                  DECEMBER 28, 1994
                                                  (COMMENCEMENT OF
                                                 OPERATIONS) THROUGH
                                                    MAY 31, 1995
                                                 -------------------
INCREASE IN NET ASSETS
FROM INVESTMENT OPERATIONS:
    Net investment loss                                $   (38,948)
    Net realized loss from investments                    (220,490)
    Net unrealized appreciation                          1,330,859
                                                       -----------
    Net increase in net assets resulting from
       operations                                        1,071,421
FROM CAPITAL SHARE TRANSACTIONS (Note 5)
    Net proceeds from sales of shares                    6,422,521
    Cost of shares redeemed                               (656,742)
                                                       -----------
Net increase in net assets resulting from
      share transactions                                 5,765,779
                                                       -----------
NET INCREASE IN NET ASSETS                               6,837,200

NET ASSETS:
    Beginning of period                                          0
                                                       -----------
    End of period                                      $ 6,837,200
                                                       ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

               RESERVE INFORMED INVESTORS GROWTH FUND (THE "FUND")
                          NOTES TO FINANCIAL STATEMENTS
                           MAY 31, 1995 - (CONTINUED)


6.  FINANCIAL HIGHLIGHTS (FOR ONE SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                 DECEMBER 28, 1994
                                                  (COMMENCEMENT OF
                                                 OPERATIONS) THROUGH
                                                     MAY 31, 1995
                                                 -------------------
Net asset value, beginning of period                    $10.00
Income from investment operations
    Net investment loss                                   (.07)
    Net realized and unrealized gain                      2.06
                                                         -----
Total from investment operations                          1.99
                                                         -----
Net asset value, end of period                          $11.99
                                                         =====

Total Return (2)                                         19.90%(2)


RATIOS/SUPPLEMENTAL DATA

Net assets in thousands, end of period                  $6,837
Ratio of expenses to average net assets                   1.75%(1)
Ratio of net investment loss to average
    net assets                                           (1.62)%(1)

Portfolio turnover rate                                     59%

------------

 (1) Annualized.

 (2) Total return is not annualized, and does not reflect impact of sales load.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                     RESERVE INFORMED INVESTORS GROWTH FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1995

   COMMON STOCKS                                                             VALUE
                                                             SHARES        (NOTE 1)
                                                             ------        --------
   COMPUTER COMMUNICATIONS EQUIPMENT (7.5%)
*  Adaptec Inc.                                               7,200     $   216,900
*  3 Com Corp.                                                4,600         294,400
                                                                        -----------
                                                                            511,300
                                                                        -----------

   ELECTRIC MEASUREMENT & TESTING INSTRUMENTS (9.7%)
*  Tencor Instruments                                         4,400         295,900
*  Teradyne Inc.                                              6,800         368,050
                                                                        -----------
                                                                            663,950
                                                                        -----------

   GENERAL INDUSTRIAL MACHINERY & EQUIPMENT (1.6%)
   Helix Technology Corp.                                     3,000         114,000
                                                                        -----------

   OPTICAL INSTRUMENTS AND LENSES (4.1%)
*  KLA Instruments Corp.                                      4,000         279,000
                                                                        -----------

   PACKAGED SOFTWARE (9.6%)
*  Broderbund Software Inc.                                   3,100         139,500
*  Cadence Design Systems                                     9,400         279,650
   Computer Associates International Inc.                     3,600         235,800
                                                                        -----------
                                                                            654,950
                                                                        -----------

   RADIO, TV AND BROADCAST COMMUNICATION EQUIPMENT (8.0%)
*  Andrew Corp.                                              11,250         548,438
                                                                        -----------

   SEMICONDUCTOR, RELATED DEVICE (34.9%)
*  Altera Corp.                                               4,000         311,500
*  Atmel Corp.                                                7,200         316,800
*  Cypress Semiconductor Corp.                                5,100         165,112
*  Integrated Device Technology Inc.                          4,400         191,400
   Intel Corp.                                                2,000         224,500
   Linear Technology Corp.                                    3,800         232,750
   Micron Technology Inc.                                    17,500         780,938
*  Xilinx Inc.                                                1,900         160,075
                                                                        -----------
                                                                          2,383,075
                                                                        -----------

   SPECIAL INDUSTRIAL MACHINERY (12.7%)
*  Applied Materials Inc.                                     2,800         215,600
*  Kulicke & Soffa Industries Inc.                            3,300         140,250
*  Lam Research Corp.                                         6,300         360,675
*  Novellus Systems Inc.                                      2,500         155,000
                                                                        -----------
                                                                            871,525
                                                                        -----------

   TELEPHONE & TELGRAPH APPARATUS (11.7%)
*  Tellabs Inc.                                              15,900         524,700
*  U.S. Robotics Corp.                                        3,300         275,550
                                                                        -----------
                                                                            800,250
                                                                        -----------

   TOTAL COMMON STOCKS (Cost $5,495,629) (99.8%)                          6,826,488
   Other assets, less liabilities (.2%)                                      10,712
                                                                        -----------
   NET ASSETS (100%)                                                    $ 6,837,200
                                                                        ===========

   Value of investments are shown as a percentage of Net Assets.
*  Non-income producing security.
   For Federal income tax purposes the tax basis of investments owned at May 31, 1995 was $5,495,629, the aggregated gross unrealized appreciation for all investments was $1,418,732 and aggregate gross unrealized depreciation for all investments was $87,873.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          RESERVE PRIVATE EQUITY SERIES
                       RESERVE NORTH AMERICAN GROWTH FUND
                    810 SEVENTH AVENUE, NEW YORK, N.Y. 10019
                                 (800) 637-1700
                                 ---------------
                       STATEMENT OF ADDITIONAL INFORMATION


      This Statement of Additional Information describes Reserve Private Equity Series ("Trust") and the Reserve North American Growth Fund ("North American Growth Fund" or "Fund"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained (without charge) from Reserve Private Equity Series. This Statement is dated 1996.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
            Investment Policies
            Other Policies
            Trustees and Officers of the Trust
            Investment Management and Other Agreements
            Portfolio Turnover, Transaction Charges and
                  Allocation
            Shares of Beneficial Interest
            Purchase, Redemption and Pricing of Shares
            Distributions and Taxes
            Performance Information
            Additional Information
            Report of Independent Accountants
            Financial Statements

                               INVESTMENT POLICIES

      The Fund has adopted as fundamental policies the following limitations on its investment activities. These fundamental policies may not be changed without a majority vote of the Fund shareholders, as defined in the Investment Company Act of 1940. The North American Growth Fund may not:

(1) borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount not to exceed 33 1/3% of the market value of its assets; (2) issue senior securities as defined in the Investment Company Act of 1940 except that the Fund may borrow money in accordance with limitation (1);
(3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws; (4) invest 25% or more of the value of its total assets in the securities of issuers in any particular industry; (5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts except the Fund may purchase readily marketable securities of companies holding real estate or interests therein and interest rate futures contracts, stock index futures contracts, and put and call options on interest rate futures contracts; (6) invest in voting securities or in companies for the purpose of exercising control; and (7) purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

      The Fund has reserved the right to purchase and write interest rate futures contracts, and put and call options on interest rate futures contracts. The Fund does not intend to use these techniques for the foreseeable future and that shareholders will be given notice should the Fund determine that they will be used.

      In addition to the fundamental investment policies listed above, the Fund has voluntarily adopted certain policies that may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. In accordance with such policies and restrictions the Fund cannot:

      (1) purchase from or sell investment securities to any of the officers or Trustees of the Trust, its investment Adviser, its investment Sub-Adviser, its principal underwriter or the officers, principals or directors of its investment Adviser, investment Sub-Adviser or principal underwriter; and (2) purchase or retain securities of an issuer any of whose officers, directors, trustees or securityholders is an officer or Trustee of the Trust or a member, officer, director or trustee of the investment Adviser or Sub-Adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2 of 1%) of the securities (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2 of 1%) of such securities together beneficially own more than 5% of such securities or both.


      As a non-diversified company, the Fund is permitted to invest all of its assets in a limited number of issuers. However, it intends to comply with Subchapter M of the Internal Revenue Code in order to qualify as a regulated investment company for federal income tax purposes. To so qualify, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. Government or its agencies or instrumentalities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than the U.S. Government or its agencies or instrumentalities or regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses. In the event of a decline in the market value of the securities of one or more such issuers exceeding 5%, an investment in the Fund could entail greater risk than in a fund which has a policy of diversification.

                                 OTHER POLICIES

LENDING OF SECURITIES. The Fund may, to increase its income, lend its securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present Guidelines, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the United States Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more negotiated loan fees, interest on securities used as collateral or interest on short term debt securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Fund may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements including the rules of The New York Stock Exchange, which require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. While voting rights may pass with the loaned securities, if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

      SECURITIES OF FOREIGN COMPANIES. Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States.

      It is comtemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times volatility of price can be greater than in the United States. Commissions on foreign stock exchanges are generally higher than commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

      With respect to certain foreign countries, there is the possibility of adverse changes in investments or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic development which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

      The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes thus reducng the net amount of income available for distribution to the Fund's shareholders. Shareholders otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

                       TRUSTEES AND OFFICERS OF THE TRUST

      *BRUCE R. BENT, President, Treasurer and Trustee, 810 Seventh Avenue, New York, New York 10019.

      Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET") and Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"), Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation, and Chairman and Director of Resrv Partners, Inc. Before 1968, he was associated with Stone & Webster Securities Corp., and previously, Teachers Insurance and Annuity Association.

      EDWIN EHLERT, JR., Trustee, 125 Elm Street, Westfield, New Jersey 07091.

      Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency formerly called Travelong of Westfield, Inc.) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET, RTET and RPES.

      HENRI W. EMMET, Trustee, 176 East 71st Street, New York, New York 10021.

      Mr. Emmet is the Managing Director of Servus Associates, Inc, and U.S.A. Representative of the First National Bank of Southern Africa and Trustee of RF, RET, RNYTET, RTET, and RPES. Until 1989, he was Senior Vice President of the New York branch of Banque Nationale de Paris.

      BURTT R. EHRLICH, Trustee, 667 Madison Avenue, New York, New York 10021.

      Mr. Ehrlich is a Director of Benson Eye Care Corp and a private investor. Until 1992, he was President and Chairman of Ehrlich Bober Financial Corp., a municipal securities investment firm.

      *DONALD J. HARRINGTON, C.M, Trustee, St. John's University, Jamaica, New York 11439.

      The Reverend Harrington is President of St. John's University (NY) and a Trustee of RF, RIT, RNYTET, RTET and RPES. The Reverend Harrington served as President of Niagara University from 1984 to 1989 and was Executive Vice President of Niagara University from 1981 to 1984. The Reverend Harrington also served as Director of the Bear Stearns Companies Inc. since 1993.

      NIELS W. JOHNSEN, Trustee, 1 Whitehall Street, New York, New York 10004.

      Mr. Johnsen is Chairman of the Board of International Shipholding Corp. and Central Gulf Lines, Inc. (ship cargo carrier), Director of Centennial Insurance Co. and Trustee of The Atlantic companies (insurance), RF, RIT, RNYTET, RTET and RPES.

      THOMAS L. RHODES, Trustee, 150 East 35th Street, New York, New York 10016

      Mr. Rhodes is President and a member of the Board of Directors of the National Review. From 1976 to 1992 Mr. Rhodes was a partner with Goldman, Sachs & Co., an investment banking firm.

      MARC C. COZZOLINO, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019.

      Mr. Cozzolino is Counsel and Secretary of RF, RIT, RTET, RNYTET and RPES. Before joining The Reserve Funds in 1994, Mr. Cozzolino was a staff attorney at the New Jersey Bureau of Securities.

      PAT A. COLLETTI, Controller, 810 Seventh Avenue, New York, New York 10019.

      Mr. Colletti is Controller of RF, RIT, RTET, RNYTET and RPES. Prior to joining The Reserve Funds in 1985, Mr. Colletti was Supervisor of Accounting of Money Market Funds for the Dreyfus Corporation.

---------------
* Interested Trustee within the meaning of the Investment Company Act of 1940.

      Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless regard of the duties involved in the conduct of their office.

                              COMPENSATION TABLE

                           AGGREGATE               TOTAL COMPENSATION
                          COMPENSATION         FROM FUND AND FUND COMPLEX
  NAME OF TRUSTEE          FROM FUND*   (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE*
 ------------------------------------------------------------------------------
 Edwin Ehlert, Jr.             $0                     $16,500
 Henri W. Emmet                $0                     $16,600
 Rev. Donald J. Harrington     $0                     $16,500
 Niels W. Johnsen              $0                     $16,500
 Burtt R. Ehrlich              $0                     $0
 Thomas L. Rhodes              $0                     $0

Amount shown are for the Fund's fiscal year ending May 31, 1995.

                   INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

      The Adviser. Reserve Management Company, Inc. ("Adviser"),14 Locust Place, Manhasset, New York, NY 11030, a registered investment Adviser, manages the Trust and provides it with investment advice pursuant to an Investment Management Agreement. Under the Investment Management Agreement, the Adviser manages the Fund, is responsible for the day-to-day oversight of the Trust's operations and otherwise administers the affairs of the Trust as it deems advisable subject to the overall control and direction of the Trustees and the investment policies and limitations of the Trust described in the Prospectus and Statement of Additional Information. RMCI pays all employee costs and other ordinary operating costs of the Fund pursuant to the Investment Management Agreement which include: registration fees paid to the commission and state regulators, costs associated with the annual update of each Fund's registration statement, auditing annual financial statements, and printing and mailing costs (exclusive of those associated with the Rule 12b-1 Plans).
Excluded
from ordinary operating costs are interest charges, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, payments made pursuant to the Trust's Distribution Plan and the fees of the disinterested Trustees, for which the Fund pays its direct or allocated share.

      For its management services, and for paying all of the employee costs, costs of the Sub-Adviser and other ordinary operating expenses of the Trust, RMCI is periodically paid a comprehensive fee, at the annual rate of 1.50% per annum of the average daily net assets of the Fund.

      The Investment Management Agreement is subject to annual review by and must be approved at least annually by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons" as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such renewal. The Agreement terminates automatically upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Adviser.

      THE SUB-ADVISER. Southern Capital Advisors ("Sub-Adviser"), a division of Morgan Asset Management, Inc., 50 Front Street, Memphis, Tennessee 38103, a registered investment Adviser, acts as Sub-Adviser to the Fund. The Adviser and Trust have entered into a Sub-Advisory Agreement with the Sub-Adviser pursuant to which the Adviser will pay any fees of the Sub-Adviser. The Sub-Advisory Agreement is subject to annual review by and must be approved annually by the Trustees, including a majority of those who are not "interested persons" as defined in the Investment Company Act of 1940, cast in person at a meeting called for purpose of voting on such renewal. The agreement automatically terminates upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Sub-Adviser.

      CUSTODIAN. Chemical Bank, 4 New York Plaza, New York, New York 10004 is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust's cash and securities, handles its securities settlements and performs transaction processing for receipts and disbursements in connection with the purchase and sale of the Trust's shares.

      DISTRIBUTION AGREEMENT. Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, New York 10019, is a distributor of the shares of the Trust. RESRV is a "principal underwriter" for the Trust within the meaning of the Investment Company Act of 1940, and as such acts as agent in arranging for the continuous offering of Trust shares. RESRV has the right to enter into dealer agreements with brokers or other persons of its choice for the sale of Trust shares. RESRV's principal business is the distribution of shares of mutual funds and it has retained no underwriting commissions during the last three fiscal years.

      The Distribution Agreement must be approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940.

      DISTRIBUTION PLAN. The Trust maintains a Distribution Plan ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a plan adopted by the Board and approved by its shareholders. Pursuant to the Plan, the Distributor or its affiliates may make payments ("assistance payments") to brokers, financial institutions and financial intermediaries ("payees") in respect of Trust shareholder accounts ("qualified accounts") as to which the payee has rendered distribution assistance or other services. The Distributor may also retain amounts to pay for advertising and marketing expenses. Assistance payments by the Distributor are made to payees at an annual rate of .25% of the average net asset value for Class A shares and 1.00% of the average net asset value for Class D shares. The Trustees have determined that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders and that its costs are primarily intended to result in the sale of the Trust's shares.

      Under the Plan, the Trust's officers report quarterly the amounts and purposes of assistance payments to the Trustees. During the continuance of the Plan the selection and nomination of the disinterested Trustees of the Trust are at the discretion of the disinterested Trustees currently in office.

      The Plan and related agreements may be terminated at any time by a vote of a majority of the outstanding voting securities of the Fund. The Plan and related agreements may be renewed from year to year if approved by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a majority vote of the Board of Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

      INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., 1301 Avenue of Americas, New York, New York 10019 is the Trust's independent accountants.

             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

      Subject to the overall supervision of the officers of the Trust, its Board of Trustees, and the Adviser, the Sub-Adviser places all orders for the purchase and sale of the Fund's investment securities. In general, in the purchase and sale of investment securities the Sub-Adviser will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining best price and execution, the Sub-Adviser may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with the Fund's Sub-Adviser, and any statistical, research, or other services provided by the dealer. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined in good faith by the Fund's Sub-Adviser. Brokers or dealers who execute investment securities transactions for the Fund may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers. Subject to procedures adopted by, and the supervision of, the Board of Trustees, the Sub-Adviser is authorized to place portfolio transactions with brokers or dealers affiliated with it provided the commission or fee charged is comparable to that charged by non-affiliated brokers or dealers on comparable transactions involving similar securities being purchased or sold during a comparable period of time on a securities exchange. Any such transactions will be in accordance with Rule 17e-1 under the Investment Company Act of 1940.

      When transactions are made in the over-the-counter market, the Fund deals with the primary market makers unless more favorable prices are otherwise obtainable.

                          SHARES OF BENEFICIAL INTEREST

      The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an interest in the respective series of the Trust proportionately equal to the interest of each other share. If they deem it advisable in the best interests of shareholders, the Trustees of the Trust may classify or reclassify any unissued shares of the Trust by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock. Any changes would be required to comply with any applicable state and Federal securities laws. These currently require that each series be preferred over all other series in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional series would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of the Trust, shareholders are entitled to share pro rata in the net assets of their respective series of the Trust available for distribution to such shareholders. No changes can be made to the Trust's issued shares without shareholder approval.

      Each Fund share when issued is fully paid, nonassessable and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of its series, equal rights to all dividends and other distributions from its series, and one vote for all purposes. Shares of separate series vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      Regulations of the Securities and Exchange Commission provide that if a series is separately affected by a matter requiring a vote (election of Trustees, ratification of independent accountant selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the Trust as a whole), each such series votes separately. Each series votes separately on such matters as approval of the Investment Management Agreement and material amendments to the Plan, which require approval by a majority of the effected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at a meeting of shareholders at which at least 50 percent of the shares of each group are represented.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

      Redemption payments are normally made by check or wire transfer, but the Trust may be authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of portfolio instruments valued at the same time as the redemption net asset value is determined). The Trust has made an election committing it to pay in cash all requests for redemption from the series involved, by any shareholder or record, limited during any 90-day period to the lesser of $250,000 or 1% of the net assets of the series at the beginning of the period. The election is irrevocable pursuant to rules and regulations under the Investment Company Act or 1940 unless withdrawal is permitted by order of the Securities and Exchange Commission. In disposing of such securities an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

      DETERMINATION OF NET ASSET VALUE. Shares are offered at net asset value plus a sales charge (if applicable). The net asset value of the Fund is calculated at the end of each business day (currently 4:00 PM New York time) that the New York Stock Exchange is open for trading and on other days there is a sufficient degree of trading to materially affect the Fund's net asset value. The net asset value is not calculated on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, Christmas Day and on other days the New York Stock Exchange is closed for trading. The net asset value per share of the Fund is determined by adding the value of all its securities and other assets, subtracting its liabilities and dividing the result by the total number of the class' outstanding shares that represent each class' proportionate interest in the Fund.

      Investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the last bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Market quotations for foreign securities in foreign currencies are translated into United States dollars at the prevailing rates of exchange. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

      REDUCED SALES CHARGE. Officers, directors, full time employees and Trustees, and any trust, pension, profit sharing or qualified retirement plan of the Adviser, Sub-Adviser, the distributor, the Trust and any affiliate thereof may purchase shares of the Fund at the net asset value per share. Spouses and minor children of the foregoing may also purchase shares at net asset value. In addition, Sub-Adviser advisory clients and related persons of such may purchase shares at net asset value.

                             DISTRIBUTIONS AND TAXES

      The following is a general description of certain tax rules relating to the Fund. It is not exhaustive and prospective investors may wish to consult their tax advisers.

      The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 ("Code") so long as such qualification is in the best interests of shareholders. If it so qualifies, in any fiscal year in which it distributes at least 90 percent of its taxable net income, the Fund generally will not be subjected to federal income tax on such distributed amounts. Shareholders of the Fund, however, will be subject to federal income tax on any ordinary net income and net capital gains realized by the Fund and distributed to shareholders as regular or capital gains dividends, whether distributed in cash or in the form of additional shares. Net long term capital gains distributions will be taxable to shareholders as long term capital gains, regardless of the length of time the corresponding shares have been held.

      Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss (if the shares are capital assets in the shareholder's hands) and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

      In order to qualify as a "regulated investment company" under the Code, the Fund must, among other things, in each taxable year distribute at least 90 percent of its taxable income to shareholders, derive at least 90 percent of its gross income from dividends, interest and gains from the sale or disposition of securities and derive less than 30 percent of its gross income from the sale or disposition of securities held for less than three months. Accordingly, the Fund will be subject to certain restrictions including restrictions in the writing of options on securities which have been held for less than three months, purchasing and selling futures contracts held for less than three months, in the writing of options which expire in less than three months, and in effecting closing purchase transactions, with respect to options which have been written less than three months prior to such transactions.

      The Code imposes a non-deductible, 4% excise tax on regulated investment companies that do not distribute to their shareholders in each calendar year an amount equal to (i) 98% of their calendar year ordinary income; plus 98% of their capital gain net income (the excess of short and long term capital losses) for the one year period ending October 31. Dividends declared in December of any year to shareholders of record on any date in December will be deemed to have been received by the shareholders and paid by the Fund on the record date, provided such dividends are paid by February 1 as of the following year.

      Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year, are considered taxable income to shareholders on December 31 in the year declared even though paid in the next year.

      Dividends to shareholders who are non-resident aliens may be subject to a United States withholding tax at a rate of up to 30% under existing provisions of the code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty laws. Non-resident aliens are urged to consult their own tax adviser concerning the applicability of the United States withholding tax.

      The Code includes rules applicable to certain listed options, futures contracts, and options on futures contracts which the Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, generally are required to be treated as sold at market value on the last day of such fiscal year and on certain other dates for federal income tax purposes ("marked-to-market"). Generally, over-the-counter options are not classified as Section 1256 contracts and are not subject to the mark-to market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Fund from transactions in over-the-counter options generally constitute short-term capital gains or losses. If over-the-counter call options written, or over-the-counter put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the counter calls.

      The Code and the Treasury Regulations thereunder are subject to change by legislative or administrative action either prospectively or retroactively.

      Dividends paid by the Fund are generally expected to be subject to any state or local taxes on income. Shareholders should consult their own attorneys or tax advisers about the tax consequences related to investing in the Fund.

                             PERFORMANCE INFORMATION

      The Fund may from time to time advertise its total return. Total return is computed by finding the average annual compounded rates of return over the 1,5 and 10 year periods or up to the life of the Fund that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)n = ERV
      Where:         P =     a hypothetical initial payment of $1,000
                     T =     average annual total return
                     n =     number of years
                   ERV =     ending redeemable value of a hypothetical
                             $1,000 payment made at the beginning of the 1,5
                             or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

      In advertising and sales literature, the Fund may compare its performance to (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), the Russell 2000, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc. a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      The Fund may also compute aggregate total return for specified periods based on a hypothetical Fund account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of the account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the maximum sales charge and assumes reinvestment of all income dividends and capital gain distributions during the period.

      The Fund may also quote annual, average annual and annualized total return and aggregate total performance data both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum sales charge will not be included with respect to annual, annualized or aggregate rates of return calculations.

                       ADDITIONAL INFORMATION ABOUT CANADA

      The information in this section is based on material obtained by the Fund from various Canadian governmental and other economic sources believed to be accurate, but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of Canada, its economy, or the consequences of investing in Canadian Government Securities.

TERRITORY AND POPULATION

      Canada is the second largest country in the world in terms of land mass with an area of 9.97 million square kilometers (3.85 million square miles). It is located north of the continental United States of America and east of Alaska. Canada comprises ten provinces (Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec, and Saskatchewan) and two territories (the Northwest Territories and the Yukon Territory). Its population is approximately 29 million.

GOVERNMENT

      Canada is a constitutional monarchy with Queen Elizabeth II of the United Kingdom its nominal head of state. The Queen is represented by the Canadian governor-general, appointed on the recommendation of the Canadian prime minister. Canada's government has a federal structure, with a federal government and ten provincial governments. Its Parliament consists of a House of Commons and a Senate. Members of the House of Commons are elected by Canadian citizens over 18 years of age. Senators are appointed on a regional basis by the prime minister. The federal government is headed by the prime minister, who is chosen from the party that has won the majority of seats in the House of Commons. The provincial governments each have a legislative assembly and a premier.

      Legislative authority resides in the federal parliament and the ten provincial legislative assemblies. Provinces have extensive power with specific areas of jurisdiction. The federal government has defined areas of jurisdiction and the power to act in areas declared by Parliament to be for the general advantage of Canada. This general power has been used to justify federal action in certain areas of provincial jurisdiction. Concurrent federal and provincial jurisdiction exists in certain matters, including agriculture, immigration, and pensions. The power-sharing issue between the federal government and provincial governments has been contentious and has proven to be a central issue in the process of constitutional reform.

POLITICS

      Since World War II, the federal government has been formed by either the Liberal Party or the Progressive Conservative Party. In October 1993, the Liberal Party, under the leadership of Mr. Jean Chretien, won 178 of the 295 seats in the Canadian House of Commons ending nine years of rule by the Progressive Conservative Party. He remains popular, and unless the Liberal Party calls for an earlier election, the next general election will take place in October 1998.

      Canada has had three major developments regarding unity and constitutional reform in four years. The first two major developments were the rejection of the Meech Lake Amendment in 1990 and the Charlottetown Accord in 1992. Those reforms would have given Quebec constitutional recognition as a distinct society, transferred powers from the federal to the provincial governments and reformed the Senate by providing for more equal representation among the provinces.

      The third major development is the possibility of Quebec's independence. On September 12, 1994, the Quebec separatist party, Parti Quebecois, under the leadership of Jacques Parizeau, won 77 seats in the provincial election with 44.7% of the vote. The Liberal Party won 47 seats with 44.3% of the vote. The Parti Quebecois's agenda includes a call for a referendum sometime in 1995, supporting independence. On February 6, 1995, the first of 15 regional commissions started a month of consultations with regard to a draft law regarding independence. The commissions are expected to produce a joint report which will provide the basis for amendments to the draft law. This would be followed by the referendum campaign and vote. In 1980, Quebec voted against independence by a margin of 60% to 40%. Polls indicate that there is not enough support to pass a referendum for independence. Furthermore, on February 13, 1995, in what had been seen as a preview to the referendum, Liberal Party candidates defeated Parti Quebecois candidates in two parliamentary by-elections in Quebec.

      Mr. Parizeau has also suggested that he might introduce a series of referendums until separatism wins, instead of one all-encompassing referendum. The Quebec government's proposals suggest that Quebec would be able to keep the Canadian dollar as its currency, share its armed forces with Canada and be a partner of Canada with regard to international agreements and alliances. The actual mechanics of separatoin, if it were to occur, and the possible effects on Canada's economy are still not clear. Prime Minister Chretien has stated that the national government would prevail in a vote on separatism. Still, until the vote on the referendum, and for the foreseeable future, Quebec's position within Canada will continue to dominate political debate.

MONETARY AND BANKING SYSTEM

      The central bank of Canada is the Bank of Canada. Its main functions are to advise on the formulation and execution of monetary policy and supervise commercial banks acting as a fiscal agent to the federal government, managing the foreign-exchange fund. The currency unit of Canada is the Canadian dollar. Canada does not impose foreign exchange controls on capital receipts or payments by residents or non-residents.

NORTH AMERICAN FREE TRADE AGREEMENT

      Canada and the United States are each other's largest trading partners and as a result, there is a significant linkage between the two economies. Bilateral trade between Canada and the United States in 1993 was larger than it had been between any other two countries in the world. On January 2, 1988, Canada and the United States signed the Free Trade Agreement (the "FTA"), which was ratified by the Canadian Parliament and the United States Senate. In the summer of 1991, the United States, Canada, and Mexico began negotiating the North American Free Trade Agreement ("NAFTA"). NAFTA was signed on December 17, 1992 at separate ceremonies in Washington, D.C., Mexico City, and Ottowa. On December 30, 1993, after the legislatures in the United States and Mexico had ratified NAFTA, the Canadian government announced that it had proclaimed NAFTA into law and had exchanged the written notifications with the United States and Mexico needed to bring NAFTA into force. As a result, NAFTA effectively replaced the FTA. When fully implemented, NAFTA is designed to create a North America Free Trade Area, expand the flow of goods, services, and investments, and eventually eliminate tariff barriers, import quotas, and technical barriers among Canada, the United States, and Mexico.

ECONOMIC INFORMATION REGARDING CANADA

      Canada experienced rapid economic expansion during most of the 1980s. Its economy, like many other industrialized nations, fell into a recession from late 1990 through 1992. The 1990-1992 recession partly created and partly highlighted some difficulties which the present government is attempting to resolve. The relatively low level of economic activity during this period reduced the growth of tax receipts with the result that the already high levels of government debt increased.

      RECENT DEVELOPMENTS. In its first budget, presented in February 1994, the Liberal Party introduced new spending cuts to reduce Canada's budget deficit. Canada's budget deficit is one of the largest for any of the OECD members. For the fiscal year 1994-95, its budget deficit is estimated to be 5.5% of GDP compared to 2.5% for the United States. The government has stated its commitment to reduce the deficit to approximately 4.2% of GDP in the 1995-1996 fiscal year, and to 3% of GDP in the 1996-1997 fiscal year. While the government's budget deficit objectives can be achieved with continued economic growth and lower interest rates, they also indicate a further rise in the debt-to-GDP ratio which would continue to grow until the 1996-1997 fiscal year.

      In addition to the growth of the federal government deficit, provincial government debt has risen rapidly. Developments, including increased spending on social services at the provincial level, were responsible for a significant amount of the growth of public debt from 1990-1992. In response to the increase in provincial debt, a number of rating agencies downgraded some provincial debt ratings. All provinces now have plans to balance their respective budgets. This may prove to be difficult, considering the increase in interest rates and the federal government's plan to reduce certain transfers to the provinces.

      During 1994, despite growing output and low inflation, concern over the country's deficit and the uncertainty associated with Quebec's status within Canada has led to a weakening of its currency and higher interest rates. These higher interest rates have threatened the federal deficit reduction target. In December 1994, the Canadian Parliament proposed legislation increasing taxes by C$1.1 billion and reducing spending by C$8.7 billion over the next two years. It is still not clear whether these measures, if enacted, will have the effect of meeting the federal deficit-reduction targets. Through January 31, 1995, the Canadian dollar decreased in value compared to the U.S. dollar by approximately 21% from October 1991, and approximately 5% from September 1994. On January 20, 1995, the Canadian dollar fell to September 1994. On January 20, 1995, the Canadian dollar fell to 70.2, its lowest rate in almost nine years, and close to its record low of 69.2. The Bank of Canada responded by increasing rates on Treasury bills and selling U.S. dollars. The Canadian dollar has increased in value against the U.S. dollar from
70.2 on January 20, 1995 to 70.8 on February 16, 1995.

      The following provides certain statistical and related information regarding historical rates of exchange between the U.S. dollar and the Canadian dollar, information concerning inflation rates, historical information regarding the Canadian gross domestic product, and information concerning yields on certain Canadian government securities. Historical figures are not necessarily indicative of future fluctuations.

      CURRENCY EXCHANGE RATES. The exchange rate between the U.S. dollar and the Canadian dollar is at any moment related to the supply of and demand for the two currencies, and changes in the rate result over time from the interaction of many factors directly or indirectly affecting economic conditions in the United States and Canada, including economic and political developments in other countries, and government policy and intervention in the money markets.

      Despite the recent drop in value of the Canadian dollar, the range of fluctuation in the U.S. dollar/Canadian dollar exchange rate has been narrower than the range of fluctuation between the U.S. dollar and most other major currencies. However, the range that occurred in the past is not necessarily indicative of fluctuations in that rate that may occur over time, which may be wider or more confined than the range that occurred over a historic period of comparable length. Future rates of exchange cannot be predicted, particularly over extended periods of time.

      The following table sets forth, for each year indicated, the annual average of the daily noon buying rates in New York for cable transfers in U.S. dollars for one Canadian dollar as certified by the Federal Reserve Bank of New
York:


                                  U.S. Dollars
                                  ------------

                1981 . . . . . . . . . . . . . . . . . . . . 0.83
                1982 . . . . . . . . . . . . . . . . . . . . 0.81
                1983 . . . . . . . . . . . . . . . . . . . . 0.81
                1984 . . . . . . . . . . . . . . . . . . . . 0.77
                1985 . . . . . . . . . . . . . . . . . . . . 0.73
                1986 . . . . . . . . . . . . . . . . . . . . 0.72
                1987 . . . . . . . . . . . . . . . . . . . . 0.75
                1988 . . . . . . . . . . . . . . . . . . . . 0.81
                1989 . . . . . . . . . . . . . . . . . . . . 0.84
                1990 . . . . . . . . . . . . . . . . . . . . 0.86
                1991 . . . . . . . . . . . . . . . . . . . . 0.87
                1992 . . . . . . . . . . . . . . . . . . . . 0.83
                1993 . . . . . . . . . . . . . . . . . . . . 0.78
                1994 . . . . . . . . . . . . . . . . . . . . 0.73


Source:  FEDERAL RESERVE BULLETIN

        INFLATION RATE OF THE CANADIAN CONSUMER PRICE INDEX.
Inflation has remained below 2% since 1991 and the government and the Bank of Canada have reaffirmed the target of holding inflation inside a band of 1-3% for 1995.

        The following table sets forth for each year indicated the average change in the Canadian consumer price index for the twelve months ended December 31 of such year (1986 = 100).


                                National Consumer
                                   Price Index
                                   -----------
               1981 . . . . . . . . . . . . . . . . . . . .  12.4%
               1982 . . . . . . . . . . . . . . . . . . . .  10.9
               1983 . . . . . . . . . . . . . . . . . . . . . 5.7
               1984 . . . . . . . . . . . . . . . . . . . . . 4.4
               1985 . . . . . . . . . . . . . . . . . . . . . 3.9
               1986 . . . . . . . . . . . . . . . . . . . . . 4.2
               1987 . . . . . . . . . . . . . . . . . . . . . 4.4
               1988 . . . . . . . . . . . . . . . . . . . . . 4.0
               1989 . . . . . . . . . . . . . . . . . . . . . 5.0
               1990 . . . . . . . . . . . . . . . . . . . . . 4.8
               1991 . . . . . . . . . . . . . . . . . . . . . 5.6
               1992 . . . . . . . . . . . . . . . . . . . . . 1.5
               1993 . . . . . . . . . . . . . . . . . . . . . 1.8

Source:  BANK OF CANADA REVIEW, WINTER 1994-1995; Statistics Canada.

               CANADIAN GROSS DOMESTIC PRODUCT. The following table sets forth Canada's gross domestic product ("GDP") for the years 1981 through 1993 at historical and constant prices.


                                                      Gross Domestic            Change From
                           Gross Domestic            Product at 1986           Prior Year at
                              Product                     Prices              Constant Prices
                           --------------            ---------------          ---------------
                               (millions of Canadian dollars)
                (%)

        1981                  355,994                   440,127                    3.7%
        1982                  374,442                   425,970                   (3.2)
        1983                  405,717                   439,448                    3.2
        1984                  444,735                   467,167                    6.3
        1985                  477,988                   489,437                    4.8
        1986                  505,666                   505,666                    3.3
        1987                  551,597                   526,730                    4.2
        1988                  605,906                   552,958                    5.0
        1989                  650,748                   566,486                    2.4
        1990                  669,467                   565,155                   (0.2)
        1991                  674,766                   554,735                   (1.8)
        1992                  688,391                   558,165                    0.6
        1993                  711,658                   570,541                    2.2

Source:  BANK OF CANADA REVIEW, WINTER 1994-1995; Statistics Canada.

YIELDS ON CANADIAN GOVERNMENT TREASURY BILLS AND BONDS. The following table sets forth the average monthly yield on 3-month and 6-month Government of Canada Treasury Bills and 5-year and 10-year Canadian Benchmark Bonds for 1994.


                                   Treasury Bills                   Benchmark Bonds
1994                          3 Months        6 Months         5 Years          10 years
----                          ------------------------         -------------------------
January                        3.63%            3.71%             5.40%          6.39%
February                       3.84             4.17              6.12           6.94
March                          5.47             6.04              7.47           7.95
April                          5.86             6.28              7.44           7.95
May                            6.14             6.55              8.01           8.41
June                           6.38             7.29              8.82           9.11
July                           5.76             6.64              8.96           9.36
August                         5.52             5.79              8.32           8.74
September                      5.20             5.69              8.36           8.88
October                        5.39             6.04              8.55           9.14
November                       5.86             6.52              8.81           9.16
December                       7.14             8.12              8.99           9.07

Source:  BANK OF CANADA REVIEW, WINTER 1994-1995; Statistics Canada.

                          RESERVE PRIVATE EQUITY SERIES
                        RESERVE INTERNATIONAL EQUITY FUND
                    810 SEVENTH AVENUE, NEW YORK, N.Y. 10019
                                 (800) 637-1700
                                 ---------------
                       STATEMENT OF ADDITIONAL INFORMATION


      This Statement of Additional Information describes Reserve Private Equity Series ("Trust") and the Reserve International Equity Fund ("International Equity Fund" or "Fund"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained (without charge) from Reserve Private Equity Series. This Statement is dated 1996.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
            Investment Policies
            Other Policies
            Trustees and Officers of the Trust
            Investment Management and Other Agreements
            Portfolio Turnover, Transaction Charges and
                  Allocation
            Shares of Beneficial Interest
            Purchase, Redemption and Pricing of Shares
            Distributions and Taxes
            Performance Information
            Report of Independent Accountants
            Financial Information
                                                                             109

                               INVESTMENT POLICIES

      The Fund has adopted as fundamental policies the following limitations on its investment activities. These fundamental policies may not be changed without a majority vote of the Fund shareholders, as defined in the Investment Company Act of 1940. The International Equity Fund may not:

(1) borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount not to exceed 33 1/3% of the market value of its assets; (2) issue senior securities as defined in the Investment Company Act of 1940 except that the Fund may borrow money in accordance with limitation (1);
(3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws; (4) invest 25% or more of the value of its total assets in the securities of issues in any particular industry; (5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts except the Fund may purchase readily marketable securities of companies holding real estate or interests therein and interest rate futures contracts, stock index futures contracts, and put and call options on interest rate futures contracts; (6) invest in voting securities or in companies for the purpose of exercising control; and (7) purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

      The Fund has reserved the right to purchase and write interest rate futures contracts, and put and call options on interest rate futures contracts. The Fund does not intend to use these techniques for the foreseeable future and that shareholders will be given notice should the Fund determine that they will be used.

      In addition to the fundamental investment policies listed above, the Fund has voluntarily adopted certain policies that may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. In accordance with such policies and restrictions the Fund cannot:

      (1) purchase from or sell investment securities to any of the officers or Trustees of the Trust, its investment Adviser its investment Sub-Adviser, its principal underwriter or the officers, principals or directors of its investment Adviser, investment Sub-Adviser or principal underwriter; and (2) purchase or retain securities of an issuer any of whose officers, directors, trustees or securityholders is an officer or Trustee of the Trust or a member, officer, director or trustee of the investment Adviser or Sub-Adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2 of 1%) of the securities (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2 of 1%) of such securities together beneficially own more than 5% of such securities or both.


      As a non-diversified company, the Fund is permitted to invest all of its assets in a limited number of issuers. However, it intends to comply with Subchapter M of the Internal Revenue Code in order to qualify as a regulated investment company for federal income tax purposes. To so qualify, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. Government or its agencies or instrumentalities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than the U.S. Government or its agencies or instrumentalities or regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses. In the event of a decline in the market value of the securities of one or more such issuers exceeding 5%, an investment in the Fund could entail greater risk than in a fund which has a policy of diversification.

                                 OTHER POLICIES

WARRANTS. The Fund also may invest up to 5% of its net assets in warrants. Included within this amount, may be warrants which are not listed on the New York or American Stock Exchanges. A reason for investing in warrants is to permit the Fund to participate in an anticipated increase in the market value of a security without having to purchase the security to which the warrants relate. Warrants convey no rights to dividends or voting rights, but only an option to purchase equity securities of the issuer at a fixed price. If such securities appreciate, the warrants may be exercised and sold at a gain, but a loss will be incurred if such securities decrease in value or the term of the warrant expires before it is exercised. The 5% limitation does not include warrants acquired by the Fund in units or attached to other securities.

SECURITIES OF FOREIGN COMPANIES. Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States.

      It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times volatility of price can be greater than in the United States. Commissions on foreign stock exchanges are generally higher than commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

      With respect to certain foreign countries, there is the possibility of adverse changes in investments or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

      The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. Shareholders otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

                       TRUSTEES AND OFFICERS OF THE TRUST

      *BRUCE R. BENT, President, Treasurer and Trustee, 810 Seventh Avenue, New York, NY 10019.

      Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET"),
Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"), Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation, and Chairman and Director of Resrv Partners, Inc. Before 1968, he was associated with Stone & Webster Securities Corp., and previously, Teachers Insurance and Annuity Association.

      EDWIN EHLERT, JR., Trustee, 125 Elm Street, Westfield, New Jersey 07091.

      Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency formerly called Travelong of Westfield, Inc.) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET, RTET and RPES.

      HENRI W. EMMET, Trustee, 176 East 71st Street, New York, New York 10021.

      Mr. Emmet is the Managing Director of Servus Associates, Inc. and U.S.A. Representative of the First National Bank of Southern Africa and Trustee of RF, RET, RNYTET, RTET and RPES. Until 1989, he was Senior Vice President of the New York branch of Banque Nationale de Paris.

      BURTT R. EHRLICH, Trustee, 667 Madison Avenue, New York, New York 10021.

      Mr. Ehrlich is a Director of Benson Eye Care Corp and a private investor. Until 1992, he was President and Chairman of Ehrlich Bober Financial Corp., a municipal securities investment firm.

      *DONALD J. HARRINGTON, C.M, Trustee, St. John's University, Jamaica, New York 11439.

      The Reverend Harrington is President of St. John's University (NY) and a Trustee of RF, RIT, RNYTET, RTET and RPES. The Reverend Harrington served as President of Niagara University from 1984 to 1989 and was Executive Vice President of Niagara University from 1981 to 1984.

      NIELS W. JOHNSEN, Trustee, 1 Whitehall Street, New York, New York 10004.

      Mr. Johnsen is Chairman of the Board of International Shipholding Corp. and Central Gulf Lines, Inc. (ship cargo carrier), Director of Centennial Insurance Co. and Trustee of The Atlantic companies (insurance), RF, RIT, RNYTET, RTET and RPES.

      THOMAS L. RHODES, Trustee, 150 East 35th Street, New York, New York 10016

      Mr. Rhodes is President and a member of the Board of Directors of the National Review. From 1976 to 1992 Mr. Rhodes was a partner with Goldman, Sachs & Co., an investment banking firm.

      MARC C. COZZOLINO, Counsel and Secretary and Trustee, 810 Seventh Avenue, New York, NY 10019.

      Mr. Cozzolino is Counsel and Secretary of RF, RIT, RTET, RNYTET and RPES. Before joining The Reserve Funds in 1994, Mr. Cozzolino was a staff attorney at the New Jersey Bureau of Securities.

      PAT A. COLLETTI, Controller, 810 Seventh Avenue, New York, New York 10019.

      Mr. Colletti is Controller of RF, RIT, RTET, RNYTET and RPES. Prior to joining the Reserve funds in 1985, Mr. Colletti was Supervisor of Accounting of Money Market Funds for the Dreyfus Corporation.
---------------
* Interested Trustee within the meaning of the Investment Company Act of 1940.

      Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless regard of the duties involved in the conduct of their office.


                              COMPENSATION TABLE

                           AGGREGATE               TOTAL COMPENSATION
                          COMPENSATION         FROM FUND AND FUND COMPLEX
  NAME OF TRUSTEE          FROM FUND*   (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE*
 ------------------------------------------------------------------------------
 Edwin Ehlert, Jr.             $0                     $16,500
 Henri W. Emmet                $0                     $16,600
 Rev. Donald J. Harrington     $0                     $16,500
 Niels W. Johnsen              $0                     $16,500
 Burtt R. Ehrlich              $0                     $0
 Thomas L. Rhodes              $0                     $0

Amount shown are for the Fund's fiscal year ending May 31, 1995.

                   INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

      THE ADVISER. Reserve Management Company, Inc. ("Adviser"), 14 Locust Place, Manhasset, New York, 11030, a registered investment Adviser, manages the Trust and provides it with investment advice pursuant to an Investment Management Agreement. Under the Investment Management Agreement, the Adviser manages the Fund, including effecting purchases and sales of investment securities, is responsible for the day-to-day oversight of the Trust's operations and to otherwise administer the affairs of the Trust as it deems advisable subject to the overall control and direction of the Trustees and the investment policies and limitations of the Trust described in the Prospectus and Statement of Additional Information. RMCI pays all employee costs and other ordinary operating costs of each Fund pursuant to the Investment Management brokerage Agreement which include: registration fees paid to the commission and state regulators, costs associated with the annual update of each Fund's registration statement, auditing annual financial statements, and printing and mailing costs (exclusive of those associated with the Rule 12b-1 Plans). Excluded from ordinary operating costs are interest charges, taxes, fees, extraordinary legal and accounting fees and expenses, payments made pursuant to the Trust's Distribution Plan and the fees of the disinterested Trustees, for which the Fund pays its direct or allocated share.

      For its management services, and for paying all of the employee costs, costs of the Sub-Adviser and other ordinary operating expenses of the Trust, RMCI is periodically paid a comprehensive fee, at the annual rate of 1.50% per annum of the average daily net assets of the Fund. The Fund's comprehensive fee is higher than the advisory fee of most other funds; however, this comprehensive fee covers most operating expenses.

      The Investment Management Agreement is subject to annual review by and must be approved at least annually by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons" as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such renewal. The Agreement terminates automatically upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Adviser.

      THE SUB-ADVISER. Pinnacle Associates Ltd., ("Sub-Adviser"), 666 Fifth Avenue, New York, New York 10103, a registered investment Adviser, acts as Sub-Adviser to the Fund. The Adviser and Trust have entered into a Sub-Advisory Agreement with the Sub- Adviser pursuant to which the Adviser will pay any fees of the Sub-Adviser. The Sub-Advisory Agreement is subject to annual review by and must be approved annually by the Trustees, including a majority of those who are not "interested persons" as defined in the Investment Company Act of 1940, cast in person at a meeting called for purpose of voting on such renewal. The agreement automatically terminates upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Sub-Adviser.

      CUSTODIAN. Chemical Bank, 4 New York Plaza, New York, New York 10004 is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust's cash and securities, handles its securities settlements and performs transaction processing for receipts and disbursements in connection with the purchase and sale of the Trust's shares.

      DISTRIBUTION AGREEMENT. Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, New York 10019, is a distributor of the shares of the Trust. RESRV is a "principal underwriter" for the Trust within the meaning of the Investment Company Act of 1940, and as such acts as agent in arranging for the continuous offering of Trust shares. RESRV has the right to enter into dealer agreements with brokers or other persons of its choice for the sale of Trust shares. RESRV's principal business is the distribution of shares of mutual funds and it has retained no underwriting commissions during the last three fiscal years.

      The Distribution Agreement must be approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940.

      DISTRIBUTION PLAN. The Trust maintains a Distribution Plan ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a plan adopted by the Board and approved by its shareholders. Pursuant to the Plan, the Distributor or its affiliates may make payments ("assistance payments") to brokers, financial institutions and financial intermediaries ("payees") in respect of Trust shareholder accounts ("qualified accounts") as to which the payee has rendered distribution assistance or other services. The Distributor may also retain amounts to pay for advertising and marketing expenses. Assistance payments by the Distributor are made to payees at an annual rate of .25% of the average net asset value for Class A shares and 1.00% of the average net asset value for Class D shares. The Trustees have determined that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders and that its costs are primarily intended to result in the sale of the Trust's shares.

      Under the Plan, the Trust's officers report quarterly the amounts and purposes of assistance payments to the Trustees. During the continuance of the Plan the selection and nomination of the disinterested Trustees of the Trust are at the discretion of the disinterested Trustees currently in office.

      The Plan and related agreements may be terminated at any time by a vote of a majority of the outstanding voting securities of the Fund. The Plan and related agreements may be renewed from year to year if approved by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons", as defined in the Investment Company Act of 1940. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a majority vote of the Board of Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

      INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., 1301 Avenue of Americas, New York, New York 10019 is the Trust's independent accountants.

             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

      Subject to the overall supervision of the officers of the Trust its Board of Trustees, and the Adviser, the Sub-Adviser places all orders for the purchase and sale of the Trust's investment securities. In general, in the purchase and sale of investment securities the investment Adviser will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining best price and execution, the investment Adviser may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with the Trust's investment Adviser, and any statistical, research, or other services provided by the dealer. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Trust as determined in good faith by the Trust's investment Adviser. Brokers or dealers who execute investment securities transactions for the Trust may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers.

      When transactions are made in the over-the-counter market, the Trust deals with the primary market makers unless more favorable prices are otherwise obtainable.

                          SHARES OF BENEFICIAL INTEREST

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an interest in the respective series of the Trust proportionately equal to the interest of each other share. If they deem it advisable in the best interests of shareholders, the Trustees of the Trust may classify or reclassify any unissued shares of the Trust by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock. Any changes would be required to comply with any applicable state and Federal securities laws. These currently require that each series be preferred over all other series in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional series would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of the Trust, shareholders are entitled to share pro rata in the net assets of their respective series of the Trust available for distribution to such shareholders. No changes can be made to the Trust's issued shares without shareholder approval.

      Each Fund share when issued is fully paid, nonassessable and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of its series, equal rights to all dividends and other distributions from its series, and one vote for all purposes. Shares of separate series vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      Regulations of the Securities and Exchange Commission provide that if a series is separately affected by a matter requiring a vote (election of Trustees, ratification of independent accountant selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the Trust as a whole), each such series votes separately. Each series votes separately on such matters as approval of the Investment Management Agreement, material amendments to the Service Plan, and majority of the effected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

      Redemption payments are normally made by check or wire transfer, but the Trust may be authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of portfolio instruments valued at the same time as the redemption net asset value is determined). The Trust has made an election committing it to pay in cash all requests for redemption from the series involved, by any shareholder or record, limited during any 90-day period to the lesser of $250,000 or 1% of the net assets of the series at the beginning of the period. The election is irrevocable pursuant to rules and regulations under the Investment Company Act or 1940 unless withdrawal is permitted by order of Securities and Exchange Commission. In disposing of such securities an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

      DETERMINATION OF NET ASSET VALUE. Shares are offered at net asset value plus a sales charge (if applicable). The net asset value of the Fund is calculated at the end of each business day (currently 4:00 PM New York time) that the New York Stock Exchange is open for trading and on other days there is a sufficient degree of trading to materially affect the Fund's net asset value. The net asset value is not calculated on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, Christmas Day and on other days the New York Stock Exchange is closed for trading. The net asset value per share of each class of the Fund is determined by adding the value of all its securities and other assets, subtracting its liabilities and dividing the result by the total number of the class' outstanding shares that represent the class' proportionate interest in the Fund.

      Investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the last bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Market quotations for foreign securities in foreign currencies are translated into United States dollars at the prevailing rates of exchange. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

      REDUCED SALES CHARGE. Officers, directors, full time employees and Trustees, and any trust, pension, profit sharing or qualified retirement plan of the Adviser, Sub-Adviser, the distributor, the Trust and any affiliate thereof may purchase shares of the Fund at the net asset value per share. Spouses and minor children of the foregoing may also purchase shares at net asset value. In addition, Sub-Adviser advisory clients and related persons of such may purchase shares at net asset value.

                             DISTRIBUTIONS AND TAXES

      The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 ("Code") so long as such qualification is in the best interests of shareholders. If it so qualifies, in any fiscal year in which it distributes at least 90 percent of its taxable net income, the Fund generally will not be subjected to federal income tax on such distributed amounts. Shareholders of the Fund, however, will be subject to federal income tax on any ordinary net income and net capital gains realized by the Fund and distributed to shareholders as regular or capital gains dividends, whether distributed in cash or in the form of additional shares. Net long term capital gains distributions will be taxable to shareholders as long term capital gains, regardless of the length of time the corresponding shares have been held.

      In order to qualify as a "regulated investment company" under the Code, the Fund must, among other things, in each taxable year distribute at least 90 percent of its taxable income to shareholders, derive at least 90 percent of its gross income from dividends, interest and gains from the sale or disposition of securities and derive less than 30 percent of its gross income from the sale or disposition of securities held for less than three months. Accordingly, the Fund will be subject to certain restrictions including restrictions in the writing of options on securities which have been held for less than three months, purchasing and selling futures contracts held for less than three months, in the writing of options which expire in less than three months, and in effecting closing purchase transactions, with respect to options which have been written less than three months prior to such transactions.

      The Code imposes a non-deductible, 4% excise tax on regulated investment companies that do not distribute to their shareholders in each calendar year an amount equal to (i) 98% of their calendar year ordinary income; plus 98% of their capital gain net income (the excess of short and long term capital losses) for the one year period ending October 31. Dividends declared in December of any year to shareholders of record on any date in December will be deemed to have been received by the shareholders and paid by the Fund on the record date, provided such dividends are paid by February 1 as of the following year.

      Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year, are considered taxable income to shareholders December 31 in the year declared even though paid in the next year.

      Dividends to shareholders who are non-resident aliens may be subject to a United States withholding tax at a rate of up to 30% under existing provisions of the code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty laws. Non-resident aliens are urged to consult their own tax adviser concerning the applicability of the United States withholding tax.

      The Code includes rules applicable to certain listed options, futures contracts, and options on futures contracts which the Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, generally are required to be treated as sold at market value on the last day of such fiscal year and on certain other dates for federal income tax purposes ("marked-to-market"). Generally, over-the-counter options are not classified as Section 1256 contracts and are not subject to the mark-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Fund from transactions in over-the-counter options generally constitute short-term capital gains or losses. If over-the-counter call options written, or over-the-counter put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the-counter calls.

      Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to Shareholders.

      The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, this amount, character and timing of gains or losses form the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle position, the amount which may be distributed to Shareholder, and which, will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

      The Fund may be subject to non-U.S. tax on income and gains received from securities of non-U.S. issuers which generally is withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for tax treaty benefits where applicable. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund may operate so as to meet the requirements of the Code to "pass through" to its shareholders tax benefits attributable to foreign income taxes paid by the Fund. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election shareholders will be required to (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) subject to certain limitations, either deduct their pro rata share of foreign taxes in computing their taxable income, or use such share as foreign tax credit against U.S. income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. The Fund may meet the requirements to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of the taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year , and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

      Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of the Fund's income flows through to its shareholders. Gains from the sale of securities by the Fund will be treated as derived from U.S. sources and Section 988 gains will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be applied to offset no more than 90% of the alternative minimum tax imposed on corporations and individuals. The foregoing is only a general description of the foreign tax credit. Because application of a credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

      The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year ( and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

      Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

      The Code and the Treasury Regulations thereunder are subject to change by legislative or administrative action either prospectively or retroactively.

      Dividends paid by the Fund are generally expected to be subject to any state or local taxes on income. Shareholders should consult their own attorneys or tax advisers about the status of distributions from the Fund in their own tax jurisdictions.

                             PERFORMANCE INFORMATION

      The Fund may from time to time advertise its total return. Total return is computed by finding the average annual compounded rates of return over the 1,5 and 10 year periods or up to the life of the Fund that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)n = ERV
      Where:         P =     a hypothetical initial payment of $1,000
                     T =     average annual total return
                     n =     number of years
                   ERV =     ending redeemable value of a hypothetical
                             $1,000 payment made at the beginning of the 1,5
                             or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

      In advertising and sales literature, the Fund may compare its performance to (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), the Russell 2000, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc. a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      The Fund may also compute aggregate total return for specified periods based on a hypothetical Fund account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of the account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the maximum sales charge and assumes reinvestment of all income dividends and capital gain distributions during the period.

      The Fund may also quote annual, average annual and annualized total return and aggregate total performance data both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum sales charge will not be included with respect to annual, annualized or aggregate rates of return calculations.

                         RESERVE PRIVATE EQUITY SERIES
                      RESERVE LARGE-CAP VALUE EQUITY FUND
                   810 SEVENTH AVENUE, NEW YORK, N.Y.  10019
                                 (800) 637-1700

                   -----------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION



         This Statement of Additional Information describes Reserve Private Equity Series ("Trust") and the Reserve Large-Cap Value Equity Fund ("Large-Cap Fund" or "Fund"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained (without charge) from Reserve Private Equity Series. This Statement is dated
1996.



                               TABLE OF CONTENTS

                                                                                                        Page
                                                                                                        ----
            Investment Policies
            Other Policies
            Trustees and Officers of the Trust
            Investment Management and Other Agreements
            Portfolio Turnover, Transaction Charges and
                  Allocation
            Shares of Beneficial Interest
            Purchase, Redemption and Pricing of Shares
            Distributions and Taxes
            Performance Information

                              INVESTMENT POLICIES

         The Fund has adopted as fundamental policies the following limitations on its investment activities. These fundamental policies may not be changed without a majority vote of the Fund shareholders, as defined in the Investment Company Act of 1940. The Large-Cap Value Equity Fund may not:

(1) borrow money except as a temporary measure for extraordinary or emergency proposes and then only in an amount not to exceed 33 1/3% of the market value of its assets; (2) issue senior securities as defined in the Investment Company Act of 1940 except that the Fund may borrow money in accordance with limitation (1); (3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws; (4) invest 25% or more of the value of its total assets in the securities of issues in any particular industry; (5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts except the Fund may purchase readily marketable securities of companies holding real estate or interests therein and interest rate futures contracts, stock index futures contracts, and put and call options on interest rate futures contracts; (6) invest in voting securities or in companies for the purpose of exercising control; and (7) purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

         In addition to the fundamental investment policies listed above, the Fund has voluntarily adopted certain policies that may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. In accordance with such policies and restrictions the Fund cannot:

         (1) purchase from or sell investment securities to any of the officers or Trustees of the Trust, its investment adviser, its investment sub-adviser, its principal underwriter or the officers, principals or directors of its investment adviser, investment sub-adviser or principal underwriter; and (2) purchase or retain securities of an issuer any of whose officers, directors, trustees or securityholders is an officer or Trustee of the Trust or a member, officer, director or trustee of the investment adviser or sub-adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2 of 1%) of the securities (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2 of 1%) of such securities together beneficially own more than 5% of such securities or both.

         As a non-diversified company, the Fund is permitted to invest all of its assets in a limited number of issuers. However, it intends to comply with Subchapter M of the Internal Revenue Code in order to qualify as a regulated investment company for federal income tax purposes. To so qualify, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. Government or its agencies or instrumentalities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than the U.S. Government or its agencies or instrumentalities or regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses. In the event of a decline in the market value of the securities of one or more such issuers exceeding 5%, an investment in the Fund could entail greater risk than in a fund which has a policy of diversification.

                                 OTHER POLICIES

WARRANTS. The Fund also may invest up to 5% of its net assets in warrants. Included within this amount, may be warrants which are not listed on the New York or American Stock Exchanges. A reason for investing in warrants is to permit the Fund to participate in an anticipated increase in the market value of a security without having to purchase the security to which the warrants relate.

Warrants convey no rights to dividends or voting rights, but only an option to purchase equity securities of the issuer at a fixed price. If such securities appreciate, the warrants may be exercised and sold at a gain, but a loss will be incurred if such securities decrease in value or the term of the warrant expires before it is exercised. The 5% limitation does not include warrants acquired by the Fund in units or attached to other securities.


                       TRUSTEES AND OFFICERS OF THE TRUST

         *BRUCE R. BENT, President, Treasurer and Trustee, 810 Seventh Avenue, New York, New York 10019.

         Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET") and Reserve New York Tax-Exempt Trust ("RNYTET"), Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation, and Chairman and Director of Resrv Partners, Inc. Before 1968, he was associated with Stone & Webster Securities Corp., and previously, Teachers Insurance and Annuity Association.

         EDWIN EHLERT, JR., Trustee, 125 Elm Street, Westfield, New Jersey
07091.

         Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency formerly called Travelong of Westfield, Inc.) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET and RTET.

         HENRI W. EMMET, Trustee, 176 East 71st Street, New York, New York
10021.

         Mr. Emmet is the Managing Director of Servus Associates, Inc, and U.S.A. Representative of the First National Bank of Southern Africa and Trustee of RF, RET, RNYTET and RTET. Until 1989, he was Senior Vice President of the New York branch of Banque Nationale de Paris.

         BURTT R. EHRLICH, Trustee, 667 Madison Avenue, New York, New York
10021.

         Mr. Ehrlich is a Director of Benson Eye Care Corp and a private investor. Until 1992, he was President and Chairman of Ehrlich Bober Financial Corp., a municipal securities investment firm.

         *DONALD J. HARRINGTON, C.M, Trustee, St. John's University, Jamaica, New York 11439.

         The Reverend Harrington is President of St. John's University (NY) and a Trustee of RF, RIT, RNYTET and RTET. The Reverend Harrington served as President of Niagara University from 1984 to 1989 and was Executive Vice President of Niagara University from 1981 to 1984.

         NIELS W. JOHNSEN, Trustee, 1 Whitehall Street, New York, New York
10004.

         Mr. Johnsen is Chairman of the Board of International Shipholding Corp. and Central Gulf Lines, Inc. (ship cargo carrier), Director of Centennial Insurance Co. and Trustee of The Atlantic companies (insurance), RF, RIT, RNYTET and RTET.

         THOMAS L. RHODES, Trustee, 150 East 35th Street, New York, New York
10016

         Mr. Rhodes is President and a member of the Board of Directors of the National Review. From 1976 to 1992 Mr. Rhodes was a partner with Goldman, Sachs & Co., an investment banking firm.

         MARC C. COZZOLINO, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019.

         Mr. Cozzolino is Counsel and Secretary of RF, RIT, RTET, and RNYTET. Before joining The Reserve Funds in 1994, Mr. Cozzolino was a staff attorney at the New Jersey Bureau of Securities.

         PAT A. COLLETTI, Controller, 810 Seventh Avenue, New York, New York 10019.

         Mr. Colletti is Controller of RF, RIT, RTET and RNYTET. Prior to joining The Reserve Funds in 1985, Mr. Colletti was Supervisor of Accounting of Money Market Funds for the Dreyfus Corporation.

------------------------------------------
* Interested Trustee within the meaning of the Investment Company Act of 1940.

         Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless regard of the duties involved in the conduct of their office.


                              COMPENSATION TABLE



                           AGGREGATE               TOTAL COMPENSATION
                          COMPENSATION         FROM FUND AND FUND COMPLEX
  NAME OF TRUSTEE          FROM FUND*   (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE*
 ------------------------------------------------------------------------------
 Edwin Ehlert, Jr.             $0                     $16,500
 Henri W. Emmet                $0                     $16,600
 Rev. Donald J. Harrington     $0                     $16,500
 Niels W. Johnsen              $0                     $16,500
 Burtt R. Ehrlich              $0                     $0
 Thomas L. Rhodes              $0                     $0



Amount shown are for the Fund's fiscal year ending May 31, 1995.


                   INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

         THE ADVISER. Reserve Management Company, Inc. ("Adviser"),14 Locust Place, Manhasset, New York, NY 11030, a registered investment adviser, manages the Trust and provides it with investment advice pursuant to an Investment Management Agreement. Under the Investment Management Agreement, the Adviser manages the Fund, is responsible for the day-to-day oversight of the Trust's operations and otherwise administers the affairs of the Trust as it deems advisable subject to the overall control and direction of the Trustees and the investment policies and limitations of the Trust described in the Prospectus and Statement of Additional Information. RMCI pays all employee costs and other ordinary operating costs of the Fund pursuant to the Investment Management Agreement. Excluded from ordinary operating costs are interest charges, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, payments made pursuant to the Trust's Distribution Plan and the fees of the disinterested Trustees, for which the Fund pays its direct or allocated share.

         For its management services, and for paying all of the employee costs, costs of the Sub-Adviser and other ordinary operating expenses of the Trust, RMCI is periodically paid a comprehensive fee, at the annual rate of 1.50% per annum of the average daily net assets of the Fund.

         The Investment Management Agreement is subject to annual review by and must be approved at least annually by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons" as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such renewal. The Agreement terminates automatically upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Adviser.

         THE SUB-ADVISER. Siphron Capital Management ("Sub-Adviser"), 280 S. Beverly Drive, Beverly Hills, California 90212, a registered investment Adviser, acts as Sub-Adviser to the Fund. The Adviser and Trust have entered into a Sub-Advisory Agreement with the Sub-Adviser pursuant to which the Adviser will pay any fees of the Sub-Adviser. The Sub-Advisory Agreement is subject to annual review by and must be approved annually by the Trustees, including a majority of those who are not "interested persons" as defined in the Investment Company Act of 1940, cast in person at a meeting called for purpose of voting on such renewal. The agreement automatically terminates upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Sub-Adviser.

         CUSTODIAN. Chemical Bank, 4 New York Plaza, New York, New York 10004 is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust's cash and securities, handles its securities settlements and performs transaction processing for receipts and disbursements in connection with the purchase and sale of the Trust's shares.

         DISTRIBUTION AGREEMENT. Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, New York 10019, is a distributor of the shares of the Trust. RESRV is a "principal underwriter" for the Trust within the meaning of the Investment Company Act of 1940, and as such acts as agent in arranging for the continuous offering of Trust shares. RESRV has the right to enter into dealer agreements with brokers or other persons of its choice for the sale of Trust shares. RESRV's principal business is the distribution of shares of mutual funds and it has retained no underwriting commissions during the last three fiscal years.

         The Distribution Agreement must be approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940.

         DISTRIBUTION PLAN. The Trust maintains a Distribution Plan ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a plan adopted by the Board and approved by its shareholders. Pursuant to the Plan, the Distributor or its affiliates may make payments ("assistance payments") to brokers, financial institutions and financial intermediaries ("payees") in respect of Trust shareholder accounts ("qualified accounts") as to which the payee has rendered distribution assistance or other services. The Distributor may also retain
amounts to pay for advertising and marketing expenses.   Assistance payments by
the Distributor are made to payees at an annual rate not to exceed .25% of the average net asset value for Class A shares and 1.00% of the average net asset value for Class D shares of all payees' qualified accounts. The Trustees have determined that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders and that its costs are primarily intended to result in the sale of the Trust's shares.

         Under the Plan, the Trust's officers report quarterly the amounts and purposes of assistance payments to the Trustees. During the continuance of the Plan the selection and nomination of the disinterested Trustees of the Trust are at the discretion of the disinterested Trustees currently in office.

         The Plan and related agreements may be terminated at any time by a vote of a majority of the outstanding voting securities of the Fund. The Plan and related agreements may be renewed from year to year if approved by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons", as defined in the Investment Company Act of 1940.
The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a majority vote of the Board of Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

         INDEPENDENT ACCOUNTANTS. Coopers & Lybrand, L.L.P. 1301 Avenue of Americas, New York, New York 10019 is the Trust's independent accountants.

             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

         Subject to the overall supervision of the officers of the Trust, its Board of Trustees, and the Adviser, the Sub-Adviser places all orders for the purchase and sale of the Fund's investment securities. In general, in the purchase and sale of investment securities the Sub-Adviser will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining best price and execution, the Sub-Adviser may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with the Fund's Sub-Adviser, and any statistical, research, or other services provided by the dealer. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined in good faith by the Fund's Sub-Adviser. Brokers or dealers who execute investment securities transactions for the Fund may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers. Subject to procedures adopted by, and the supervision of, the Board of Trustees, the Sub-Adviser is authorized to place portfolio transactions with brokers or dealers affiliated with it provided the commission or fee charged is comparable to that charged by non-affiliated brokers or dealers on comparable transactions involving similar securities being purchased or sold during a comparable period of time on a securities exchange. Any such transactions will be in accordance with Rule 17e-1 under the Investment Company Act of 1940.

         When transactions are made in the over-the-counter market, the Fund deals with the primary market makers unless more favorable prices are otherwise obtainable.


                         SHARES OF BENEFICIAL INTEREST

         The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an interest in the respective series of the Trust proportionately equal to the interest of each other share. If they deem it advisable in the best interests of shareholders, the Trustees of the Trust may classify or reclassify any unissued shares of the Trust by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock. Any changes would be required to comply with any applicable state and Federal securities laws. These currently require that each series be preferred over all other series in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional series would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of the Trust, shareholders are entitled to share pro rata in the net assets of their respective series of the Trust available for distribution to such shareholders. No changes can be made to the Trust's issued shares without shareholder approval.

         Each Fund share when issued is fully paid, nonassessable and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of its series, equal rights to all dividends and other distributions from its series, and one vote for all purposes. Shares of separate series vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Regulations of the Securities and Exchange Commission provide that if a series is separately affected by a matter requiring a vote (election of Trustees, ratification of independent accountant selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the Trust as a whole), each such series votes separately. Each series votes separately on such matters as approval of the Investment Management Agreement and material amendments to the Plan, which require approval by a majority of the effected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at a meeting of shareholders at which at least 50 percent of the shares of each group are represented.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         Redemption payments are normally made by check or wire transfer, but the Trust may be authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of portfolio instruments valued at the same time as the redemption net asset value is determined). The Trust has made an election committing it to pay in cash all requests for redemption from the series involved, by any shareholder or record, limited during any 90-day period to the lesser of $250,000 or 1% of the net assets of the series at the beginning of the period. The election is irrevocable pursuant to rules and regulations under the Investment Company Act or 1940 unless withdrawal is permitted by order of the Securities and Exchange Commission. In disposing of such securities an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

         DETERMINATION OF NET ASSET VALUE. Shares are offered at net asset value plus a sales charge. The net asset value of the Fund is calculated at the end of each business day (currently 4:00 PM New York time) that the New York Stock Exchange is open for trading and on other days there is a sufficient degree of trading to materially affect the Fund's net asset value. The net asset value is not calculated on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, Christmas Day and on other days the New York Stock Exchange is closed for trading. The net asset value per share of the Fund is determined by adding the value of all its securities and other assets, subtracting its liabilities and dividing the result by the total number of outstanding shares that represent an interest in the Fund.

         Investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the last bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Market quotations for foreign securities in foreign currencies are translated into United States dollars at the prevailing rates of exchange. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

         REDUCED SALES CHARGE. Officers, directors, full time employees and Trustees, and any trust, pension, profit sharing or qualified retirement plan of the Adviser, Sub-Adviser, the distributor, the Trust and any affiliate thereof may purchase shares of the Fund at the net asset value per share. Spouses and minor children of the foregoing may also purchase shares at net asset value. In addition, Sub-Adviser advisory clients and related persons of such may purchase shares at net asset value.


                            DISTRIBUTIONS AND TAXES

         The following is a general description of certain tax rules relating to the Fund. It is not exhaustive and prospective investors may wish to consult their tax advisers.

         The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 ("Code") so long as such qualification is in the best interests of shareholders. If it so qualifies, in any fiscal year in which it distributes at least 90 percent of its taxable net income, the Fund generally will not be subjected to federal income tax on such distributed amounts. Shareholders of the Fund, however, will be subject to federal income tax on any ordinary net income and net capital gains realized by the Fund and distributed to shareholders as regular or capital gains dividends, whether distributed in cash or in the form of additional shares. Net long term capital gains distributions will be taxable to shareholders as long term capital gains, regardless of the length of time the corresponding shares have been held.

         Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss (if the shares are capital assets in the shareholder's hands) and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

         In order to qualify as a "regulated investment company" under the Code, the Fund must, among other things, in each taxable year distribute at least 90 percent of its taxable income to shareholders, derive at least 90 percent of its gross income from dividends, interest and gains from the sale or disposition of securities and derive less than 30 percent of its gross income from the sale or disposition of securities held for less than three months. Accordingly, the Fund will be subject to certain restrictions including restrictions in the writing of options on securities which have been held for less than three months, purchasing and selling futures contracts held for less than three months, in the writing of options which expire in less than three months, and in effecting closing purchase transactions, with respect to options which have been written less than three months prior to such transactions.

         The Code imposes a non-deductible, 4% excise tax on regulated investment companies that do not distribute to their shareholders in each calendar year an amount equal to (i) 98% of their calendar year ordinary income; plus 98% of their capital gain net income (the excess of short and long term capital losses) for the one year period ending October 31. Dividends declared in December of any year to shareholders of record on any date in December will be deemed to have been received by the shareholders and paid by the Fund on the record date, provided such dividends are paid by February 1 as of the following year.

         Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year, are considered taxable income to shareholders on December 31 in the year declared even though paid in the next year.

         Dividends to shareholders who are non-resident aliens may be subject to a United States withholding tax at a rate of up to 30% under existing provisions of the code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty laws. Non-resident aliens are urged to consult their own tax adviser concerning the applicability of the United States withholding tax.

         The Code includes rules applicable to certain listed options, futures contracts, and options on futures contracts which the Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, generally are required to be treated as sold at market value on the last day of such fiscal year and on certain other dates for federal income tax purposes ("marked-to-market"). Generally, over-the-counter options are not classified as Section 1256 contracts and are not subject to the mark-to market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Fund from transactions in over-the-counter options generally constitute short-term capital gains or losses. If over-the-counter call options written, or over-the-counter put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the counter calls.

         Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to Shareholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, this amount, character and timing of gains or losses form the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle position, the amount which may be distributed to Shareholder, and which, will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         The Code and the Treasury Regulations thereunder are subject to change by legislative or administrative action either prospectively or retroactively.

         Dividends paid by the Fund are generally expected to be subject to any state or local taxes on income. Shareholders should consult their own attorneys or tax advisers about the tax consequences related to investing in the Fund.

                            PERFORMANCE INFORMATION

         The Fund may from time to time advertise its total return. Total return is computed by finding the average annual compounded rates of return over the 1,5 and 10 year periods or up to the life of the Fund that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                      P (1+T)n = ERV
      Where:          P =    a hypothetical initial payment of $1,000
                      T =    average annual total return
                      n =    number of years
                    ERV =    ending redeemable value of a hypothetical $1,000
                             payment made at the beginning of the 1,5 or 10 year periods at the end of the 1,5 or 10 year periods
                             (or fractional portion thereof)

         In advertising and sales literature, the Fund may compare its performance to (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), the Russell 2000, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc. a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         The Fund may also compute aggregate total return for specified periods based on a hypothetical Fund account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of the account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the maximum sales charge and assumes reinvestment of all income dividends and capital gain distributions during the period.

         The Fund may also quote annual, average annual and annualized total return and aggregate total performance data both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum sales charge will not be included with respect to annual, annualized or aggregate rates of return calculations.

                         RESERVE PRIVATE EQUITY SERIES
                         RESERVE GROWTH AND INCOME FUND
                   810 SEVENTH AVENUE, NEW YORK, N.Y.  10019
                                 (800) 637-1700

                    ----------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information describes Reserve Private Equity Series ("Trust") and the Reserve Growth and Income Fund ("Growth and Income Fund" or "Fund"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained (without charge) from Reserve Private Equity Series. This Statement is dated __________________, 1996.



                               TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
         Investment Policies  . . . . . . . . . . . . . . . . . . . . . . . .
         Other Policies . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Trustees and Officers of the Trust . . . . . . . . . . . . . . . . .
         Investment Management and Other Agreements . . . . . . . . . . . . .
         Portfolio Turnover, Transaction Charges and  . . . . . . . . . . . .
         Allocation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Shares of Beneficial Interest  . . . . . . . . . . . . . . . . . . .
         Purchase, Redemption and Pricing of Shares . . . . . . . . . . . . .
         Distributions and Taxes  . . . . . . . . . . . . . . . . . . . . . .
         Performance Information  . . . . . . . . . . . . . . . . . . . . . .

                              INVESTMENT POLICIES

         The Fund has adopted as fundamental policies the following limitations on its investment activities. These fundamental policies may not be changed without a majority vote of the Fund shareholders, as defined in the Investment Company Act of 1940. The Growth and Income Fund may not:


(1) borrow money except as a temporary measure for extraordinary or emergency proposes and then only in an amount not to exceed 33 1/3% of the market value of its assets; (2) issue senior securities as defined in the Investment Company Act of 1940 except that the Fund may borrow money in accordance with limitation (1); (3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws; (4) invest 25% or more of the value of its total assets in the securities of issuers in any particular industry; (5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts except the Fund may purchase readily marketable securities of companies holding real estate or interests therein and interest rate futures contracts, stock index futures contracts, and put and call options on interest rate futures contracts; (6) invest in voting securities or in companies for the purpose of exercising control; and (7) purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.


         In addition to the fundamental investment policies listed above, the Fund has voluntarily adopted certain policies that may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. In accordance with such policies and restrictions the Fund cannot:

         (1) purchase from or sell investment securities to any of the officers or Trustees of the Trust, its investment adviser, its investment sub-adviser, its principal underwriter or the officers, principals or directors of its investment adviser, investment sub-adviser or principal underwriter; and (2) purchase or retain securities of an issuer any of whose officers, directors, trustees or securityholders is an officer or Trustee of the Trust or a member, officer, director or trustee of the investment adviser or sub-adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2 of 1%) of the securities (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2 of 1%) of such securities together beneficially own more than 5% of such securities or both.

         As a non-diversified company, the Fund is permitted to invest all of its assets in a limited number of issuers. However, it intends to comply with Subchapter M of the Internal Revenue Code in order to qualify as a regulated investment company for federal income tax purposes. To so qualify, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. Government or its agencies or instrumentalities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than the U.S. Government or its agencies or instrumentalities or regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses. In the event of a decline in the market value of the securities of one or more such issuers exceeding 5%, an investment in the Fund could entail greater risk than in a fund which has a policy of diversification.

                                 OTHER POLICIES

LENDING OF SECURITIES. The Fund may, to increase its income, lend its securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present Guidelines, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the United States Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more negotiated loan fees, interest on securities used as collateral or interest on short term debt securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Fund may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements including the rules of The New York Stock Exchange, which require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. While voting rights may pass with the loaned securities, if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

WARRANTS. The Fund also may invest up to 5% of its net assets in warrants. Included within this amount, may be warrants which are not listed on the New York or American Stock Exchanges. A reason for investing in warrants is to permit the Fund to participate in an anticipated increase in the market value of a security without having to purchase the security to which the warrants relate. Warrants convey no rights to dividends or voting rights, but only an option to purchase equity securities of the issuer at a fixed price. If such securities appreciate, the warrants may be exercised and sold at a gain, but a loss will be incurred if such securities decrease in value or the term of the warrant expires before it is exercised. The 5% limitation does not include warrants acquired by the Fund in units or attached to other securities.

ILLIQUID SECURITIES. The Fund may not invest more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Sub Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

         Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 for which there is a readily available market will not be deemed to be illiquid if they meet guidelines established by the Board of the Trustees. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

RISKS OF OPTIONS TRANSACTIONS. An exchange-traded option position may be closed out only on a national securities exchange ("Exchange") which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an Exchange may exist. In such event, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market on an Exchange include the following (a) insufficient trading interest in certain options; (b) restrictions or transactions imposed by an Exchange; (c) trading halts, suspension or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an Exchange; (e) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(f) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on the Exchange (or in the class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

         In the event of the bankruptcy of a broker through which the Fund engages in options transactions, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an over-the-counter option with a recognized United States securities dealer ("OTC option") purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Sub-Adviser.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the market for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FINANCIAL FUTURES CONTRACTS, INCLUDING STOCK INDEX FUTURES, AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A sale of a futures contract entails the acquisition of a contractual obligation to deliver the foreign currency or other commodity called for by the contract at a specified price on a specified date. A purchase of a futures contract entails the incurring of a contractual obligation to acquire the commodity called for by the contract at a specified price on a specified date. The Fund's Custodian will place cash not available for investment or U.S. Government Securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments in futures contracts. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. In connection with its purchase of stock index futures contracts, the Fund will deposit in a segregated account with the Fund's Custodian an amount of cash or U.S. Government Securities (as defined below) or other liquid high-quality debt securities equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker. Options on futures contracts to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over the counter.

         With respect to futures contracts and options on futures contracts that are purchased for purposes other than for "bona fide hedging purposes" (as defined in Commodity Futures Trading Regulations promulgated under the Commodity Exchange Act), the aggregate initial margin and premiums required to be paid by the Fund to establish such positions will not exceed on all outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts 5% of the liquidation value of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into.

GENERAL. The successful use of the foregoing derivative investment products draws upon the Adviser's special skills and substantial experience with respect to such products and depends on the Adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not necessarily achieve the anticipated benefits of futures contracts, options, or forward contracts, or may realize losses and thus be in a worse position than if such products had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its positions in futures contracts, options, and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of securities and currencies are relatively new and still developing.
It is impossible to
predict the amount of trading interest that may exist in various types of futures contracts, option and forward contracts. If a secondary market does not exist with respect to an over-the-counter option purchased or written by the Fund, it might not be possible to effect closing transactions in the option (i.e., dispose of the option), with the result that Ii) an option purchased by the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes-U.S. Federal Income Taxes."

                      TRUSTEES AND OFFICERS OF THE TRUST

BRUCE R. BENT, President, Treasurer and Trustee, 810 Seventh Avenue, New York, New York 10019.

         Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET") and Reserve New York Tax-Exempt Trust ("RNYTET"), Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation, and Chairman and Director of Resrv Partners, Inc. Before 1968, he was associated with Stone & Webster Securities Corp., and previously, Teachers Insurance and Annuity Association.

         EDWIN EHLERT, JR., Trustee, 125 Elm Street, Westfield, New Jersey
07091.

         Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency formerly called Travelong of Westfield, Inc.) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET and RTET.

         HENRI W. EMMET, Trustee, 176 East 71st Street, New York, New York
10021.
         Mr. Emmet is the Managing Director of Servus Associates, Inc, and U.S.A. Representative of the First National Bank of Southern Africa and Trustee of RF, RET, RNYTET and RTET. Until 1989, he was Senior Vice President of the New York branch of Banque Nationale de Paris.

         BURTT R. EHRLICH, Trustee, 667 Madison Avenue, New York, New York
10021.

         Mr. Ehrlich is a Director of Benson Eye Care Corp and a private investor. Until 1992, he was President and Chairman of Ehrlich Bober Financial Corp., a municipal securities investment firm.

         DONALD J. HARRINGTON*, C.M, Trustee, St. John's University, Jamaica, New York 11439.

         The Reverend Harrington is President of St. John's University (NY) and a Trustee of RF, RIT, RNYTET and RTET. The Reverend Harrington served as President of Niagara University from 1984 to 1989 and was Executive Vice President of Niagara University from 1981 to 1984.

         NIELS W. JOHNSEN, Trustee, 1 Whitehall Street, New York, New York
10004.

         Mr. Johnsen is Chairman of the Board of International Shipholding Corp. and Central Gulf Lines, Inc. (ship cargo carrier), Director of Centennial Insurance Co. and Trustee of The Atlantic companies (insurance), RF, RIT, RNYTET and RTET.

       THOMAS L. RHODES, Trustee, 150 East 35th Street, New York, New York 10016

       Mr. Rhodes is President and a member of the Board of Directors of the National Review. From 1976 to 1992 Mr. Rhodes was a partner with Goldman, Sachs & Co., an investment banking firm.

       MARC C. COZZOLINO, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019.

       Mr. Cozzolino is Counsel and Secretary of RF, RIT, RTET, and RNYTET. Before joining The Reserve Funds in 1994, Mr. Cozzolino was a staff attorney at the New Jersey Bureau of Securities.

       PAT A. COLLETTI, Controller, 810 Seventh Avenue, New York, New York
10019.

       Mr. Colletti is Controller of RF, RIT, RTET and RNYTET. Prior to joining The Reserve Funds in 1985, Mr. Colletti was Supervisor of Accounting of Money Market Funds for the Dreyfus Corporation.

------------------------------
* Interested Trustee within the meaning of the Investment Company Act of 1940.

         Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless regard of the duties involved in the conduct of their office.

                                           COMPENSATION TABLE
                                           ------------------
                                                AGGREGATE                       TOTAL COMPENSATION
                                              COMPENSATION                  FROM FUND AND FUND COMPLEX
NAME OF TRUSTEE                                FROM FUND**             (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE
------------------------------------------------------------------------------------------------------------
Edwin Ehlert, Jr.                                 $0                              $16,500
Henri W. Emmet                                    $0                              $16,500
Rev. Donald J. Harrington                         $0                              $16,500
Niels W. Johnsen                                  $0                              $16,500
Burtt R. Ehrlich                                  $0                              $0
Thomas L. Rhodes                                  $0                              $0

       **Amount shown are for the Fund's fiscal year ending May 31, 1995.


                   INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

THE ADVISER. Reserve Management Company, Inc. ("Adviser"),14 Locust Place, Manhasset, New York, NY 11030, a registered investment adviser, manages the Trust and provides it with investment advice pursuant to an Investment Management Agreement. Under the Investment Management Agreement, the Adviser manages the Fund, is responsible for the day-to-day oversight of the Trust's operations and otherwise administers the affairs of the Trust as it deems advisable subject to the overall control and direction of the Trustees and the investment policies and limitations of the Trust described in the Prospectus and Statement of Additional Information. RMCI pays all employee costs and other ordinary operating costs of the Fund pursuant to the Investment Management Agreement. Excluded from ordinary operating costs are interest charges, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, payments made pursuant to the Trust's Distribution Plan and the fees of the disinterested Trustees, for which the Fund pays its direct or allocated share.

         For its management services, and for paying all of the employee costs, costs of the Sub-Adviser and other ordinary operating expenses of the Trust, RMCI is periodically paid a comprehensive fee, at the annual rate of 1.50% per annum of the average daily net assets of the Fund.

         The Investment Management Agreement is subject to annual review by and must be approved at least annually by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons" as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such renewal. The Agreement terminates automatically upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Adviser.

THE SUB-ADVISER. Kenneth J. Gerbino & Company ("Sub-Adviser"), 9595 Wilshire Boulevard, Suite 200, Beverly Hills, California 90212, a registered investment Adviser, acts as Sub-Adviser to the Fund. The Adviser and Trust have entered into a Sub-Advisory Agreement with the Sub-Adviser pursuant to which the Adviser will pay any fees of the Sub-Adviser. The Sub-Advisory Agreement is subject to annual review by and must be approved annually by the Trustees, including a majority of those who are not "interested persons" as defined in the Investment Company Act of 1940, cast in person at a meeting called for purpose of voting on such renewal. The agreement automatically terminates upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Sub-Adviser.

CUSTODIAN. Chemical Bank, 4 New York Plaza, New York, New York 10004 is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust's cash and securities, handles its securities settlements and performs transaction processing for receipts and disbursements in connection with the purchase and sale of the Trust's shares.
DISTRIBUTION AGREEMENT. Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, New York 10019, is a distributor of the shares of the Trust. RESRV is a "principal underwriter" for the Trust within the meaning of the Investment Company Act of 1940, and as such acts as agent in arranging for the continuous offering of Trust shares. RESRV has the right to enter into dealer agreements with brokers or other persons of its choice for the sale of Trust shares. RESRV's principal business is the distribution of shares of mutual funds and it has retained no underwriting commissions during the last three fiscal years.

         The Distribution Agreement must be approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940.

DISTRIBUTION PLAN. The Trust maintains a Distribution Plan ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a plan adopted by the Board and approved by its shareholders. Pursuant to the Plan, the Distributor or its affiliates may make payments ("assistance payments") to brokers, financial institutions and financial intermediaries ("payees") in respect of Trust shareholder accounts ("qualified accounts") as to which the payee has rendered distribution assistance or other services.  The Distributor may also
retain amounts to pay for advertising and marketing expenses.   Assistance
payments by the Distributor are made to payees at an annual rate not to exceed
 .25% of the average net asset value for Class A shares and 1.00% of the average net asset value for Class D shares of all payees' qualified accounts. The Trustees have determined that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders and that its costs are primarily intended to result in the sale of the Trust's shares.

         Under the Plan, the Trust's officers report quarterly the amounts and purposes of assistance payments to the Trustees. During the continuance of the Plan the selection and nomination of the disinterested Trustees of the Trust are at the discretion of the disinterested Trustees currently in office.

         The Plan and related agreements may be terminated at any time by a vote of a majority of the outstanding voting securities of the Fund. The Plan and related agreements may be renewed from year to year if approved by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons", as defined in the Investment Company Act of 1940.
The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a majority vote of the Board of Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019 is the Trust's independent accountants.


             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

         Subject to the overall supervision of the officers of the Trust, its Board of Trustees, and the Adviser, the Sub-Adviser places all orders for the purchase and sale of the Fund's investment securities. In general, in the purchase and sale of investment securities the Sub-Adviser will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining best price and execution, the Sub-Adviser may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with the Fund's Sub-Adviser, and any statistical, research, or other services provided by the dealer. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined in good faith by the Fund's Sub-Adviser. Brokers or dealers who execute investment securities transactions for the Fund may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers. Subject to procedures adopted by, and the supervision of, the Board of Trustees, the Sub-Adviser is authorized to place portfolio transactions with brokers or dealers affiliated with it provided the commission or fee charged is comparable to that charged by non-affiliated brokers or dealers on comparable transactions involving similar securities being purchased or sold during a comparable period of time on a securities exchange. Any such transactions will be in accordance with Rule 17e-1 under the Investment Company Act of 1940.
         When transactions are made in the over-the-counter market, the Fund deals with the primary market makers unless more favorable prices are otherwise obtainable.


                         SHARES OF BENEFICIAL INTEREST

         The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an interest in the respective series of the Trust proportionately equal to the interest of each other share. If they deem it advisable in the best interests of shareholders, the Trustees of the Trust may classify or reclassify any unissued shares of the Trust by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock. Any changes would be required to comply with any applicable state and Federal securities laws. These currently require that each series be preferred over all other series in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional series would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of the Trust, shareholders are entitled to share pro rata in the net assets of their respective series of the Trust available for distribution to such shareholders. No changes can be made to the Trust's issued shares without shareholder approval.

         Each Fund share when issued is fully paid, nonassessable and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of its series, equal rights to all dividends and other distributions from its series, and one vote for all purposes. Shares of separate series vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Regulations of the Securities and Exchange Commission provide that if a series is separately affected by a matter requiring a vote (election of Trustees, ratification of independent accountant selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the Trust as a whole), each such series votes separately. Each series votes separately on such matters as approval of the Investment Management Agreement and material amendments to the Plan, which require approval by a majority of the effected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at a meeting of shareholders at which at least 50 percent of the shares of each group are represented.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         Redemption payments are normally made by check or wire transfer, but the Trust may be authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of portfolio instruments valued at the same time as the redemption net asset value is determined). The Trust has made an election committing it to pay in cash all requests for redemption from the series involved, by any shareholder or record, limited during any 90-day period to the lesser of $250,000 or 1% of the net assets of the series at the beginning of the period. The election is irrevocable pursuant to rules and regulations under the Investment Company Act or 1940 unless withdrawal is permitted by order of the Securities and Exchange Commission. In disposing of such securities an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

DETERMINATION OF NET ASSET VALUE. Shares are offered at net asset value plus a sales charge. The net asset value of the Fund is calculated at the end of each business day (currently 4:00 PM New York time) that the New York Stock Exchange is open for trading and on other days there is a sufficient degree of trading to materially affect the Fund's net asset value. The net asset value is not calculated on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, Christmas Day and on other days the New York Stock Exchange is closed for trading. The net asset value per share of the Fund is determined by adding the value of all its securities and other assets, subtracting its liabilities and dividing the result by the total number of outstanding shares that represent an interest in the Fund.

         Investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the last bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Market quotations for foreign securities in foreign currencies are translated into United States dollars at the prevailing rates of exchange. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

REDUCED SALES CHARGE. Officers, directors, full time employees and Trustees, and any trust, pension, profit sharing or qualified retirement plan of the Adviser, Sub-Adviser, the distributor, the Trust and any affiliate thereof may purchase shares of the Fund at the net asset value per share. Spouses and minor children of the foregoing may also purchase shares at net asset value. In addition, Sub-Adviser advisory clients and related persons of such may purchase shares at net asset value.


                            DISTRIBUTIONS AND TAXES

         The following is a general description of certain tax rules relating to the Fund. It is not exhaustive and prospective investors may wish to consult their tax advisers.

         The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 ("Code") so long as such qualification is in the best interests of shareholders. If it so qualifies, in any fiscal year in which it distributes at least 90 percent of its taxable net income, the Fund generally will not be subjected to federal income tax on such distributed amounts. Shareholders of the Fund, however, will be subject to federal income tax on any ordinary net income and net capital gains realized by the Fund and distributed to shareholders as regular or capital gains dividends, whether distributed in cash or in the form of additional shares. Net long term capital gains distributions will be taxable to shareholders as long term capital gains, regardless of the length of time the corresponding shares have been held.

         Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss (if the shares are capital assets in the shareholder's hands) and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.
         In order to qualify as a "regulated investment company" under the Code, the Fund must, among other things, in each taxable year distribute at least 90 percent of its taxable income to shareholders, derive at least 90 percent of its gross income from dividends, interest and gains from the sale or disposition of securities and derive less than 30 percent of its gross income from the sale or disposition of securities held for less than three months. Accordingly, the Fund will be subject to certain restrictions including restrictions in the writing of options on securities which have been held for less than three months, purchasing and selling futures contracts held for less than three months, in the writing of options which expire in less than three months, and in effecting closing purchase transactions, with respect to options which have been written less than three months prior to such transactions.

         The Code imposes a non-deductible, 4% excise tax on regulated investment companies that do not distribute to their shareholders in each calendar year an amount equal to (i) 98% of their calendar year ordinary income; plus 98% of their capital gain net income (the excess of short and long term capital losses) for the one year period ending October 31. Dividends declared in December of any year to shareholders of record on any date in December will be deemed to have been received by the shareholders and paid by the Fund on the record date, provided such dividends are paid by February 1 as of the following year.

         Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year, are considered taxable income to shareholders on December 31 in the year declared even though paid in the next year.

         Dividends to shareholders who are non-resident aliens may be subject to a United States withholding tax at a rate of up to 30% under existing provisions of the code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty laws. Non-resident aliens are urged to consult their own tax adviser concerning the applicability of the United States withholding tax.

         The Code includes rules applicable to certain listed options, futures contracts, and options on futures contracts which the Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, generally are required to be treated as sold at market value on the last day of such fiscal year and on certain other dates for federal income tax purposes ("marked-to-market"). Generally, over-the-counter options are not classified as Section 1256 contracts and are not subject to the mark-to market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Fund from transactions in over-the-counter options generally constitute short-term capital gains or losses. If over-the-counter call options written, or over-the-counter put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the counter calls.

         Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year

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
in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to Shareholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, this amount, character and timing of gains or losses form the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle position, the amount which may be distributed to Shareholder, and which, will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         The Code and the Treasury Regulations thereunder are subject to change by legislative or administrative action either prospectively or retroactively.

         Dividends paid by the Fund are generally expected to be subject to any state or local taxes on income. Shareholders should consult their own attorneys or tax advisers about the tax consequences related to investing in the Fund.


                            PERFORMANCE INFORMATION

         The Fund may from time to time advertise its total return. Total return is computed by finding the average annual compounded rates of return over the 1,5 and 10 year periods or up to the life of the Fund that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                 P (1+T)n = ERV
Where:           P =        a hypothetical initial payment of $1,000
                 T =        average annual total return
                 n =        number of years
                 ERV =      ending redeemable value of a hypothetical $1,000
                            payment made at the beginning of the 1,5 or 10 year
                            periods at the end of the 1,5 or 10 year periods
                            (or fractional portion thereof)

         In advertising and sales literature, the Fund may compare its performance to (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), the Russell 2000, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc. a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         The Fund may also compute aggregate total return for specified periods based on a hypothetical Fund account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of the account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the maximum sales charge and assumes reinvestment of all income dividends and capital gain distributions during the period.

         The Fund may also quote annual, average annual and annualized total return and aggregate total performance data both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum sales charge will not be included with respect to annual, annualized or aggregate rates of return calculations.

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